UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

Marcus L. Collins

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and address of agent for service)

Registrant's telephone number, including area code: 561-484-7185

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2022

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2022

Annual Report

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	4
RiverNorth Core Opportunity Fund	4
RiverNorth/DoubleLine Strategic Income Fund	9
RiverNorth/Oaktree High Income Fund	15
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	23
Schedule of Investments
RiverNorth Core Opportunity Fund	25
RiverNorth/DoubleLine Strategic Income Fund	28
RiverNorth/Oaktree High Income Fund	81
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	99
RiverNorth/DoubleLine Strategic Income Fund	100
RiverNorth/Oaktree High Income Fund	101
Statement of Operations
RiverNorth Core Opportunity Fund	102
RiverNorth/DoubleLine Strategic Income Fund	103
RiverNorth/Oaktree High Income Fund	104
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	105
RiverNorth/DoubleLine Strategic Income Fund	107
RiverNorth/Oaktree High Income Fund	109
Financial Highlights
RiverNorth Core Opportunity Fund	112
RiverNorth/DoubleLine Strategic Income Fund	120
RiverNorth/Oaktree High Income Fund	128
Notes to Financial Statements	135
Report of Independent Registered Public Accounting Firm	158
Additional Information	159
Liquidity Risk Management Program	160
Trustees & Officers	161

RiverNorth Funds	Shareholder Letter

September 30, 2022 (Unaudited)

Dear Fellow Shareholders,

Last year, we started off one of our shareholder letters with the following sentence: “The economic environment in the U.S. has changed meaningfully relative to a year ago.” Those words were written as the global economy was sharply rebounding from the depths of the COVID-19 pandemic (the "Pandemic"). For different reasons, those words ring true again as we pen this year’s annual letter.

Inflation is running at levels we haven’t seen in decades. Interest rates are ratcheting up accordingly. The Federal Reserve (“Fed”) is aggressively hiking short term rates to slow the pace of rising prices while implementing its plan to reduce the size of its balance sheet which had grown by several trillion dollars while fighting the economic effects of the Pandemic.

While financial pundits debate the probability of aggressive Fed monetary policy throwing the U.S. economy into a recession, higher long-term rates have thrown some cold water on the red-hot U.S. residential real estate market.

Add geopolitical uncertainty to the mix, mainly from the Russian invasion of Ukraine, and it’s no surprise that broad based equity and fixed income asset classes have experienced steep losses over the past several months. Many fixed income indices have experienced the worst start to a calendar year EVER. A common theme surrounding recent market performance has been, “no place to hide,” as assets across the risk spectrum have experienced significant volatility.

RiverNorth Capital Management, LLC's ("RiverNorth") investment strategies have historically benefitted from volatility (although past performance is no guarantee of future results). We believe the asset classes we specialize in including closed-end funds (“CEFs”), business development companies (“BDCs”) and special purpose acquisition companies (“SPACs”) tend to be under-followed, less-liquid, and misunderstood by the general investing public. Our view is that those characteristics, combined with volatility, may create opportunities to add value through our trading strategies. After reaching fully valued levels last summer, we are seeing attractive discounts again in both CEFs and BDCs. After record issuance in 2020 and Q1 2021, the SPAC market has cooled considerably. While these developments sound negative on the surface, we believe that they may create opportunity for RiverNorth.

RiverNorth co-manages two of our Funds with fixed-income managers, DoubleLine Capital and Oaktree Capital. We believe their focus on risk-adjusted returns is paramount during periods of economic weakness. Together, we remain optimistic about the prospects of our fixed-income funds.

We are pleased to provide you with the following 2022 Annual Report. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (RNCIX/RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (RNSIX/RNDLX), and the RiverNorth/Oaktree High Income Fund (RNHIX/RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2022 (Unaudited)

Opinions and estimates offered constitute our judgement and are subject to change.

Definitions:

Closed-End Fund – A closed-end fund is a portfolio of pooled assets that raises a fixed amount of capital through an initial public offering (IPO) and then lists shares for trade on a stock exchange.

Market Price – The market price at which a closed-end fund trades often varies from its net asset value ("NAV"). Some funds have market prices below their NAVs, referred to as a discount. Conversely, some funds have market prices above their NAVs, referred to as a premium.

Annual Report | September 30, 2022	3

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund (the “Fund”) opportunistically allocates its assets to four niche asset classes: closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), business development companies (“BDCs”), and investment company debt (“ICD”). The Fund also allocates to exchange-traded funds (“ETFs”) and cash/equivalents to preserve fund level liquidity, while providing a source of dry powder to take advantage of tactical allocation opportunities.

How did the Fund perform relative to its benchmark during the period?

For the twelve-month period ended September 30, 2022, the Class I share (symbol: RNCIX) returned -16.70% and the Class R share (symbol: RNCOX) returned -16.88%. These returns compare to the S&P 500 Total Return Index return of -15.47%, the Bloomberg U.S. Aggregate Bond Index return of -14.61%, and the Morningstar U.S. Fund Allocation Category average return of -14.69%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2022

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	-16.70%	2.42%	3.33%	5.86%	6.68%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	-16.88%	2.17%	3.08%	5.61%	6.42%
Blend Index(4)	-14.85%	3.85%	5.70%	7.50%	6.34%
S&P 500® Index(4)	-15.47%	8.16%	9.24%	11.70%	8.19%

(1)	Inception date of Class R is December 27, 2006.

(2)	Inception date of Class I is August 11, 2014.

(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Annual Report | September 30, 2022	5

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2022: 3.06% (RNCIX); 3.31% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2022 is 1.39% (RNCIX); 1.64% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2022 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2022 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

The fiscal year September 30, 2022 was a period of significant weakness for CEFs with the All CEF peer group index down 17.03% and 20.91% on NAV and market price, respectively. Over that period we endured 3 of the worst 10 quarters for CEF performance since 1997 and the 2nd worst month (September 2022) in the past 10 years.

The volatility in CEFs has pushed discounts out to very wide levels. At September 30, 2022, the All CEF Peer Group average discount was in the 85th percentile of wideness. Said differently, only 15% of the time has the average discount been wider than where they sat at year-end.

If you look across those 15% of observations that were wider, you’ll notice that most of them are clustered close to where discounts are today. It’s very rare to see significantly wider discounts.

Exposure to CEFs (both NAVs and discounts) was the largest detractor from performance over the fiscal year. The Fund’s exposure to ICD, SPACs and BDCs had a flat to small negative contribution to performance over the period.

How was the Fund positioned at the end of the period?

Year-over-year, the Fund has had a significant increase in CEF, ICD and ETF exposure with a commensurate decrease in cash, SPACs and BDCs.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

The average discount of the Fund’s CEF portfolio widened about 5.7% and ended the fiscal year at -15.0%. We view this level of discounts as an attractive margin of safety and potential source of alpha if discounts narrow from here.

What is the outlook?

We expect that investors will continue to harvest CEF tax losses into the 4th quarter of 2022. It’s hard to say when the selling will peak, but it’s typically around Thanksgiving. In the CEF market, discounts tend to bottom around that time.

It’s our opinion that CEFs are truly providing a double discount on most asset classes. With market prices for the major peer groups, both equity and fixed income, down 15-25% over the reporting period, we believe current discounts on top of cheaper asset classes make CEFs uniquely attractive.

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

Annual Report | September 30, 2022	7

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the adviser of said CEF. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds ("CEFs").

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed-end bond funds, and business development companies (“BDC”). Sector allocations are based on RiverNorth's assessment of relative value among asset classes and CEFs. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP (“DoubleLine”), and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the Fund perform relative to its benchmark during the period?

For the twelve-month period ended September 30, 2022, the Class I share (symbol: RNSIX) returned -14.04% and the Class R share (symbol: RNDLX) returned -14.23%. The Bloomberg Capital U.S. Aggregate Bond Index returned -14.60%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class R and the Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2022	9

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class I and the Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ended September 30, 2022

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	-14.04%	-1.46%	0.78%	2.63%	4.10%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	-14.23%	-1.71%	0.53%	2.38%	3.86%
Bloomberg Capital U.S. Aggregate Bond Index(2)	-14.60%	-3.26%	-0.27%	0.89%	1.77%

(1)	Inception date is December 30, 2010.

(2)	The Bloomberg Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2022: 1.16% (RNSIX); 1.41% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2022 is 0.87% (RNSIX) and 1.12% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2022 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2022 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

The fiscal year ended September 30, 2022 was a period of significant weakness for fixed income CEFs with the All Taxable Fixed Income CEF peer group index down 15.78% and 21.66% on NAV and market price, respectively. Over that period we endured 3 of the worst 10 quarters for CEF performance since 1997 and the 2nd worst month (September 2022) in the past 10 years.

The volatility in CEFs has pushed discounts out to very wide levels. As of September 30, 2022, the All Taxable Fixed Income CEF Peer Group average discount was in the 91st percentile of wideness. Said differently, only 9% of the time has the average discount been wider than where they sat at year-end.

If you look across those 9% of observations that were wider, you’ll notice that most of them are clustered close to where discounts are today. It’s very rare to see significantly wider discounts.

We had relatively low CEF exposure during the reporting period. Given the poor performance of the CEF space, we believe that this saved the Fund from steeper losses. Conversely, we had the highest special purpose acquisition company (“SPAC”) exposure since inception of the Fund. The SPAC exposure likely contributed flat-to-positive performance over the reporting period which was a large, relative winner.

All three sleeves within the Fund contributed negatively to performance over the fiscal year. Further, all asset classes within the RiverNorth sleeve contributed negatively to performance over the year, although the Fund’s exposure to BDCs, investment company debt (“ICD”) and SPACs contributed small, negative returns.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2022, the portfolio outperformed the Bloomberg US Aggregate Bond Index return of -14.60%. This was a tumultuous period for the global economy as headline inflation rates in the US spiked to as high as 9% and central bankers subsequently scrambled to tighten monetary policy. The 2-year US Treasury yield rose by 400 basis points (“bps”) during this period and the 10-year US Treasury yield jumped 234bps. The US Federal Reserve hiked its policy rate by 300bps from March to September of 2022 and commenced its official balance sheet runoff program, known as quantitative tightening, in June. The response from financial assets was uniformly negative. The Fund’s benchmark, the Bloomberg US Aggregate Bond Index, fell 14.60% and its US Treasury, Agency Mortgage Backed-Securities (“MBS”), and Investment-grade corporate subcategories fell 12.94%, 13.98%, and 18.53% respectively. Despite its negative total rate of return, the Fund was able to outperform on a relative basis due to its active duration management and asset allocation. In terms of duration management, the Fund consistently maintained a lower duration than the benchmark which naturally bolstered relative performance as rates rose. As for asset allocation, nearly all of the credit sleeves in the Fund outperformed the credit and government-backed securities held in the Index. The top-performing sectors in the Fund were non-agency commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”). Both of these asset categories benefitted from having high levels of monthly interest income and a relatively lower sensitivity to interest rate changes. Non-agency CMBS enjoyed the added benefit of continued loan-level resolutions for properties that were adversely impacted by the Pandemic. Non-agency RMBS fared much better through the Pandemic and bond valuations enjoyed a steady tailwind from the strong US housing economy. The worst-performing sectors in the Fund were emerging market (“EM”) debt and US government/agency MBS debt. The EM market as a whole struggled throughout this period as the US dollar surged and credit spreads widened. US government and agency MBS holdings were negatively impacted by duration, spread widening on the mortgages, and generally negative sentiment in the market as the Federal Reserve embarked on quantitative tightening.

Annual Report | September 30, 2022	11

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

DoubleLine Core Fixed Income Sleeve

For the 12-month period ended September 30, 2022, the portfolio outperformed the Bloomberg U.S. Aggregate Bond Index return of -14.60%. Relative outperformance was driven by asset allocation and duration positioning. Rates increased across all tenors of the US Treasury curve during the period with 2-year yields rising by 400bps and 10-yr yields increasing by 234bps. The sleeve’s short duration relative to the benchmark positively contributed to outperformance given the increase in treasury yields. The sleeve’s allocation to structured credit sectors such as collateralized loan obligations (“CLOs”), asset backed securities (“ABS”), non-agency RMBS, and non-agency CMBS also positively contributed to outperformance driven in part by their shorter duration profiles. Exposure to fixed rate corporate credit sectors such as emerging market debt, investment grade corporate credit, and high yield detracted from performance as these sectors suffered price declines due to credit spread widening and rising interest rates.

How was the Fund positioned at the end of the period?

The Fund's sleeve allocation at fiscal year-end is as follows: 24% RiverNorth Tactical CEF Income, 35% DoubleLine Core Fixed Income, and 41% DoubleLine Opportunistic Income. Over the year, there was a modest increase in the assets allocated to the DoubleLine Opportunistic Income and Core sleeves and a corresponding decrease in the RiverNorth sleeve. Some of this change can be attributed to relative performance differences across the sleeves.

The average discount of the Fund’s CEF portfolio widened about 6.9% to a 12.5% discount at fiscal year end, which we view as very attractive.

Year over year, the Fund’s credit quality, duration and broad asset class exposure remained relatively stable.

What is the outlook?

We expect that investors will continue to harvest CEF tax losses into the 4th quarter of 2022. It’s hard to say when the selling will peak, but it’s typically around Thanksgiving. In the CEF market, discounts tend to bottom around that time.

It’s our opinion that CEFs are truly providing a double discount on most asset classes. With market prices for the fixed income CEF peer groups down 20-25% over the reporting period, we believe current discounts on top of cheaper asset classes make CEFs uniquely attractive.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

Annual Report | September 30, 2022	13

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk –The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities. Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds ("CEFs"). Oaktree Fund Advisors, LLC ("Oaktree") manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the Fund perform relative to its benchmark during the period?

For the 12-month period ended September 30, 2022, the Class I share (symbol: RNHIX) returned -10.03% and the Class R share (symbol: RNOTX) returned -10.27%. The ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (the "BofA Non-Financial Developed HY Constrained Index") and CSFB Leveraged Loan Index returned -17.72% and -2.62%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund Class R, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

Annual Report | September 30, 2022	15

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/Oaktree High Income Fund Class I, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

Average Annual Total Returns for the Period Ended September 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	-10.03%	-0.79%	0.91%	x.xx%	2.79%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	-10.27%	-1.04%	0.66%	x.xx%	2.52%
BofA ML Non-Financial Developed HY Constrained Index(2)	-17.72%	-2.12%	-0.01%	x.xx%	2.63%
CSFB Leveraged Loan Index(2)	-2.62%	2.05%	2.89%	x.xx%	3.58%

(1)	Inception date is December 28, 2012.

(2)	The BofA ML Non-Financial Developed Markets HY Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index from developed markets countries but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The BofA ML Non-Financial Developed Markets HY Constrained Index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The BofA ML Non-Financial Developed Markets HY Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2022: 1.41% (RNHIX); 1.66% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2022. The annualized net expense ratio in this annual report dated September 30, 2022 is 1.35% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2022 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2022 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the Fund’s relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve

The fiscal year ended September 30, 2022 was a period of significant weakness for fixed income CEFs with the All Taxable Fixed Income CEF peer group index down 15.78% and 21.66% on NAV and market price, respectively. Over that period we endured 3 of the worst 10 quarters for CEF performance since 1997 and the 2nd worst month (September 2022) in the past 10 years.

The volatility in CEFs has pushed discounts out to very wide levels. At September 30, 2022, the All Taxable Fixed Income CEF Peer Group average discount was in the 91st percentile of wideness. Said differently, only 9% of the time has the average discount been wider than where they sat at year end.

If you look across those 9% of observations that were wider, you’ll notice that most of them are clustered close to where discounts are today. It’s very rare to see significantly wider discounts.

The Oaktree sleeve was the most significant negative contributor to performance over the year, while the CEF sleeve had a relatively small negative contribution to performance.

The RiverNorth sleeve’s exposure to the underlying net asset values of CEFs was the largest detractor from performance for the period.

Annual Report | September 30, 2022	17

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Oaktree High Yield Bond & Senior Loan Sleeve

Recession fears and rising interest rates pummeled financial assets over the past twelve months. High yield bonds were not immune to the declines. Most notably, we’ve seen a significant increase in Treasury yields, which has pushed down bond prices across all fixed income, including high yield bonds. Importantly, however, the duration of high yield bonds is moderate, particularly compared to investment grade bonds. In addition to rising interest rates, the yield spread of the high yield bond market has also widened over the twelve-month period.

Although the default environment remains relatively benign, there has been an increase in the number of issues trading at or below 70% of par (an indicator of creditor weakness). The rising amount of stressed and distressed debt suggests that defaults should increase from their current low levels; however, two factors may help issuers survive an economic downturn.

First, the vast majority of bank loans are “covenant lite,” meaning most credit agreements don’t require companies to satisfy financial covenants, such as leverage ratios. Companies with credit agreements lacking these financial (aka maintenance) covenants obviously don’t have to worry about defaulting by breaching such covenants, so borrowers with covenant lite loans should default less frequently than those with traditional credit agreements.

Second, strong demand for high yield bonds from retail and institutional investors enabled many companies to extend their debt maturities and lower their interest burden by refinancing their debt. At today’s yield spreads, we believe investors are being well compensated for credit risk. Moreover, with high yield bonds trading at deep discounts, investors have ample opportunity to earn capital appreciation.

How was the Fund positioned at the end of the period?

The Fund's sleeve allocation at fiscal year end is as follows: 24% RiverNorth Tactical CEF Income and 76% Oaktree Global High Yield/Bank Loan.

The average discount of the Fund’s CEF portfolio widened about 1.5% to a 6.3% discount at year-end.

Oaktree High Yield Bond & Senior Loan Sleeve

At the end of September 2022, the portfolio remained broadly diversified. Roughly 81% of the global portfolio was allocated to North America, with the balance invested in Europe. In terms of Industry exposure, Hotels, Restaurants & Leisure and Software represented the two largest sectors in the portfolio.

We are monitoring our duration and yield curve positioning closely. Our objective is to ensure that the portfolio will not be disproportionately impacted if interest rates move up sharply.

What is the outlook?

We expect that investors will continue to harvest CEF tax losses into the 4th quarter of 2022. It’s hard to say when the selling will peak, but it’s typically around Thanksgiving. In the CEF market, discounts tend to bottom around that time.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

It’s our opinion that CEFs are truly providing a double discount on most asset classes. With market prices for the fixed income CEF peer groups down 20-25% over the reporting period, we believe current discounts on top of cheaper asset classes make CEFs uniquely attractive.

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed- End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

Annual Report | September 30, 2022	19

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Definitions:

Agency Mortgage-Backed Securities (Agency MBS) – Agency MBS are mortgage-backed securities issued by government-sponsored enterprises such as Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Alpha – Alpha is a measure of performance on a risk-adjusted basis. The excess return of a fund relative to the return of the benchmark index is a fund's alpha.

Basis Point (bps) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Aggregate Bond Index – The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

BofA Merrill Lynch Developed Markets High Yield Constrained Index – The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The index cannot be invested in directly and does not reflect fees and expenses.

Business Development Company (BDC) – A BDC is an organization that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Collateralized Loan Obligation (CLO) – A CLO is a security backed by a pool of debt, often low- rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Commercial Mortgage-Backed Securities (CMBS) – CMBS are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Dry Powder – Dry Powder is an informal term that refers to highly liquid securities, cash reserves and any other security that can be converted to cash right away to meet debt obligations, cover operational expenses or invest in opportunities.

Investment Company Debt (ICD) – ICD are non-equity securities. Notes typically obligate issuers to repay creditor the principal loan, in addition to any interest payments, at a predetermined date.

Annual Report | September 30, 2022	21

RiverNorth Funds	Portfolio Update

September 30, 2022 (Unaudited)

Morningstar All CEF Peer Group – The Morningstar All CEF Peer Group Index is an equally-weighted index of all U.S.-listed Closed-End Funds that invest substantially all of their assets in taxable, nonmunicipal securities.

Morningstar All Taxable Fixed Income CEF Peer Group – The Morningstar All Taxable Fixed Income CEF Peer Group is an equally-weighted index of all U.S.-listed Closed-End Funds that invest substantially all of their assets in taxable fixed income securities.

Morningstar U.S. Fund Allocation Category – The Morningstar U.S. Fund Allocation Category -50% to 70% Equity. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) – Non-Agency RMBS are mortgage-backed securities sponsored by private companies other than the government sponsored enterprises such as Fannie Mae, Ginnie Mae, or Freddie Mac.

Par – Par value, also known as nominal value, is the face value of a bond or the stock value stated in the corporate charter.

Residential Mortgage-Backed securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Special Purpose Acquisition Company (SPAC) – A SPAC is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Tax Loss Harvesting – Tax loss selling is the selling of securities at a loss to offset a capital gains tax liability.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2022, and held for the six months ended September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2022	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

	Beginning Account Value 04/01/2022	Ending Account Value 09/30/2022	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$849.00	1.46%	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.46%	$7.39
Class R Shares
Actual	$1,000.00	$848.20	1.72%	$7.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	1.72%	$8.69
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$898.90	0.89%	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
Class R Shares
Actual	$1,000.00	$897.90	1.14%	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$918.70	1.35%	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$917.50	1.60%	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
CLOSED-END FUNDS - 78.49%
157,974	Aberdeen Emerging Markets Equity Income Fund, Inc.	$723,521
32,400	AllianzGI Convertible & Income 2024 Target Term Fund	274,104
22,841	Barings Global Short Duration High Yield Fund	279,117
124,211	BlackRock 2022 Global Income Opportunity Trust	5,242
289,260	Blackrock Capital Allocation Trust	3,936,829
100,359	BlackRock Debt Strategies Fund, Inc.	895,202
224,353	Blackrock ESG Capital Allocation Trust	2,873,962
73,949	Blackstone/GSO Senior Floating Rate Term Fund	928,799
264,832	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	2,018,020
57,348	Calamos Long/Short Equity & Dynamic Income Trust	857,353
21,886	First Trust Dynamic Europe Equity Income Fund	208,792
108,521	First Trust Energy Infrastructure Fund	1,446,585
127,622	First Trust High Yield Opportunities 2027 Term Fund	1,719,068
317,804	First Trust New Opportunities MLP & Energy Fund	1,741,566
148,846	GDL Fund	1,178,860
76,828	Nuveen Core Plus Impact Fund	786,719
101,401	Nuveen Corporate Income 2023 Target Term Fund	912,487
191,685	Nuveen Credit Strategies Income Fund	979,510
18,145	Nuveen Preferred & Income Term Fund	334,231
14,600	Nuveen Short Duration Credit Opportunities Fund	172,718
20,639	Nuveen Variable Rate Preferred & Income Fund	360,357
124,365	Pershing Square Holdings Ltd.	3,730,950
29,575	PGIM Global High Yield Fund, Inc.	312,903
45,153	PGIM Short Duration High Yield Opportunities Fund	648,849
62,323	PIMCO Access Income Fund	987,819
172,203	PIMCO Dynamic Income Opportunities Fund	2,271,358
85,475	Special Opportunities Fund, Inc.	947,918
91,679	Sprott Physical Gold and Silver Trust(a)	1,427,442
10,000	Templeton Emerging Markets Income Fund	44,300
273,355	Virtus Total Return Fund, Inc.	1,703,002
18,270	Western Asset Investment Grade Defined Opportunity Trust, Inc.	279,531

TOTAL CLOSED-END FUNDS
(Cost $41,648,605)		34,987,114

BUSINESS DEVELOPMENT COMPANIES - 2.14%
77,091	Golub Capital BDC, Inc.	955,157

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $1,004,662)		955,157

EXCHANGE TRADED FUNDS - 4.87%
37,953	Invesco FTSE RAFI Emerging Markets Portfolio	614,080
12,897	iShares® Core MSCI EAFE ETF	679,285

See Notes to Financial Statements.

Annual Report | September 30, 2022	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2022

3,277	PowerShares QQQ Trust, Series 1	$875,811

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,385,995)		2,169,176

PREFERRED STOCKS - 0.86%
15,162	XAI Octagon Floating Rate Alternative Income Term Trust, Series 2026, 6.500%, 03/31/2026	381,926

TOTAL PREFERRED STOCKS
(Cost $378,879)		381,926

SPECIAL PURPOSE ACQUISITION COMPANIES - 1.96%
192,929	First Eagle Alternative Capital BDC, Inc.	551,777
32,700	Tishman Speyer Innovation Corp. II(a)	322,098

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $1,134,923)		873,875

Shares/Principal Amount/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 7.53%
United States - 7.53%
$72,619	First Eagle Alternative Capital BDC, Inc.	5.00%	05/25/2026	1,645,547
852,978	New Mountain Finance Corp.	5.75%	08/15/2023	844,448
977,764	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/2026	864,764

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $3,633,598)				3,354,759

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 0.80%
Private Equity - 0.80%
437,712	Hercules Capital, Inc.	2.63%	09/16/2026	358,666

TOTAL U.S. CORPORATE BONDS
(Cost $367,927)				358,666

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
Rights - 0.00%(a)(b)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 12/31/2049	$1,820

TOTAL RIGHTS
(Cost $2,960)		1,820

Warrants - 0.02%(a)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 05/10/2024	577
7,024	Ares Acquisition Corp., Strike Price 11.50, Expires 12/31/2027	808
5,039	Austerlitz Acquisition Corp. I, Strike Price 11.50, Expires 02/19/2026	504
5,032	Austerlitz Acquisition Corp. II, Strike Price 11.50, Expires 12/31/2027	503
8,081	Churchill Capital Corp. VI, Strike Price 11.50, Expires 12/31/2027	1,131
8,168	Churchill Capital Corp. VII, Strike Price 11.50, Expires 02/29/2028	1,103
5,250	Fortress Value Acquisition Corp. IV, Strike Price 11.50, Expires 03/18/2028	917
4,425	Gores Holdings VII, Inc., Strike Price 11.50, Expires 12/31/2027	531
10,113	Jaws Mustang Acquisition Corp., Strike Price 11.50, Expires 01/30/2026	1,011
5,064	KKR Acquisition Holdings I Corp., Strike Price 11.50, Expires 12/31/2027	608
5,303	Landcadia Holdings IV, Inc., Strike Price 11.50, Expires 12/31/2028	795
4,429	Longview Acquisition Corp. II, Strike Price 11.50, Expires 05/10/2026	310
6,540	Tishman Speyer Innovation Corp, Strike Price 11.50, Expires 12/31/2027	291

TOTAL WARRANTS
(Cost $96,224)		9,089

Short-Term Investments - 2.97%
Money Market Fund - 2.97%
1,324,337	State Street Institutional Trust (7 Day Yield 1.03%)	$1,324,337

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,324,337)		1,324,337

TOTAL INVESTMENTS - 99.64%
(Cost $51,978,110)		$44,415,919
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.36%		$159,819
NET ASSETS - 100.00%		$44,575,738

(a)	Non-income producing security.
(b)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | September 30, 2022	27

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
CLOSED-END FUNDS - 16.17%
421,479	AllianceBernstein Global High Income Fund, Inc.	$3,742,734
231,874	Apollo Tactical Income Fund, Inc.	2,731,476
383,908	Barings Global Short Duration High Yield Fund	4,691,356
1,000	BlackRock Corporate High Yield Fund, Inc.	8,550
764,940	BlackRock Credit Allocation Income Trust	7,297,528
130,970	BlackRock Debt Strategies Fund, Inc.	1,168,252
293,653	Blackstone Long-Short Credit Income Fund	3,200,818
924,929	Blackstone Strategic Credit Fund	9,831,995
166,245	Blackstone/GSO Senior Floating Rate Term Fund	2,088,037
1,266,209	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	9,648,513
283,826	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	5,137,251
181,724	First Trust High Income Long/Short Fund	1,969,888
732,792	First Trust High Yield Opportunities 2027 Term Fund	9,870,708
340,444	Franklin Limited Duration Income Trust	2,103,944
330,751	Invesco Dynamic Credit Opportunity Fund	3,757,327
2,531,700	Invesco Senior Income Trust	9,417,924
311,581	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,919,339
1,449,660	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	5,827,633
1,260,606	Nuveen Core Plus Impact Fund	12,908,605
3,928,520	Nuveen Credit Strategies Income Fund	20,074,737
500,931	Nuveen Preferred & Income Securities Fund	3,291,117
323,588	Nuveen Senior Income Fund	1,511,156
30,094	Nuveen Variable Rate Preferred & Income Fund	525,441
894,097	PGIM Global High Yield Fund, Inc.	9,459,546
740,171	PGIM High Yield Bond Fund, Inc.	8,541,573
580,398	PGIM Short Duration High Yield Opportunities Fund	8,340,319
262,655	PIMCO Access Income Fund	4,163,082
172,720	PIMCO Dynamic Income Fund	3,347,314
1,001,858	PIMCO Dynamic Income Opportunities Fund	13,214,507
633,708	Templeton Emerging Markets Income Fund	2,807,326
331,750	Virtus AllianzGI Diversified Income & Convertible Fund	7,475,986
790,992	Western Asset Diversified Income Fund	9,950,679
1,812,439	Western Asset Emerging Markets Debt Fund, Inc.	14,463,263
3,250,944	Western Asset High Income Opportunity Fund, Inc.	11,963,474

TOTAL CLOSED-END FUNDS
(Cost $277,197,231)		216,451,398

BUSINESS DEVELOPMENT COMPANIES - 0.76%
821,097	Golub Capital BDC, Inc.	10,173,392

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $10,940,541)		10,173,392

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES - 1.33%
246,313	First Eagle Alternative Capital BDC, Inc., 5.000%, 05/25/2026	$5,581,453
6,000,000	New Mountain Finance Corp., 5.750%, 08/15/2023(a)	5,940,000
49,593	Oxford Square Capital Corp., 6.250%, 04/30/2026	1,194,695
5,770,000	PennantPark Floating Rate Capital, Ltd., 4.250%, 04/01/2026(a)	5,103,164

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $19,107,668)		17,819,312

OPEN-END FUNDS - 2.20%
3,566,438	RiverNorth/Oaktree High Income Fund, Class I(b)	29,458,779

TOTAL OPEN-END FUNDS
(Cost $33,813,657)		29,458,779

PREFERRED STOCKS - 0.06%
32,069	Oxford Square Capital Corp., 6.500%, 03/30/2024	790,501
8,906	Riverbed Tech Pref A, 1.500%, 11/17/2028(a)	8,906

TOTAL PREFERRED STOCKS
(Cost $990,340)		799,407

SPECIAL PURPOSE ACQUISITION COMPANIES - 1.38%
1,693,856	Barings BDC, Inc.	14,008,189
6,676	CW TRAVEL(a)	66,760
350,000	Far Peak Acquisition Corp., Class A(a)	3,461,500
9,442	Frontera Energy Corp.(a)	68,927
52,500	Gores Technology Partners II, Inc.(a)	515,550
1,113	Intelsat Jackson Holdings SA, Series A(a)	6,678
1,113	Intelsat Jackson Holdings SA, Series B(a)	6,121
10,628	Intelsat New Common(a)	297,584
31,580	McDermott International, Ltd.(a)	15,790

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $23,150,143)		18,447,099

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 4.52%
Argentina - 0.07%
$150,000	AES Argentina Generacion SA(c)	7.75%	02/02/2024	$115,790
150,000	Pampa Energia SA(d)	9.13%	04/15/2029	126,202
150,000	Pampa Energia SA(c)	9.13%	04/15/2029	126,203
300,000	YPF SA	8.50%	06/27/2029	180,907

See Notes to Financial Statements.

Annual Report | September 30, 2022	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$850,000	YPF SA	7.00%	12/15/2047	$424,611
				973,713
Australia - 0.38%
1,000,000	APA Infrastructure, Ltd.(d)	4.25%	07/15/2027	927,720
965,000	Australia & New Zealand Banking Group, Ltd.(d)(e)	5Y US TI + 1.70%	11/25/2035	701,881
675,000	Commonwealth Bank of Australia(d)	4.32%	01/10/2048	499,498
1,105,000	Macquarie Group, Ltd.(d)(e)	1D US SOFR + 1.532%	01/14/2033	832,105
725,000	National Australia Bank, Ltd.(d)	2.99%	05/21/2031	558,910
340,000	NBN Co., Ltd.(d)	1.45%	05/05/2026	296,988
500,000	Sydney Airport Finance Co. Pty, Ltd.(d)	3.38%	04/30/2025	469,512
500,000	Sydney Airport Finance Co. Pty, Ltd.(d)	3.63%	04/28/2026	461,508
480,000	Westpac Banking Corp.(e)	5Y US TI + 1.53%	11/18/2036	352,184
				5,100,306
Brazil - 0.10%
650,000	Banco do Brasil SA(e)(f)	6.25%	Perpetual Maturity	560,599
800,000	BRF SA(c)	5.75%	09/21/2050	553,110
950,000	Oi SA(g)	10.00% (4.00%)	07/27/2025	281,314
				1,395,023
British Virgin Islands - 0.04%
550,000	TSMC Global, Ltd.(d)	1.25%	04/23/2026	483,163

Canada - 0.56%
200,000	Aris Mining Corp.(c)	6.88%	08/09/2026	145,587
630,000	Bank of Montreal(e)	3.80%	12/15/2032	547,098
805,000	Bank of Nova Scotia(e)	5Y US TI + 2.05%	05/04/2037	676,317
110,000	Bell Telephone Co. of Canada or Bell Canada	3.65%	08/15/2052	77,828
385,000	CCL Industries, Inc.(d)	3.05%	06/01/2030	309,773
245,000	CI Financial Corp.	4.10%	06/15/2051	146,261
425,000	Enbridge, Inc.	3.40%	08/01/2051	286,059
600,000	Frontera Energy Corp.(d)	7.88%	06/21/2028	431,607
220,000	Garda World Security Corp.(d)	6.00%	06/01/2029	161,731
600,000	Gran Tierra Energy, Inc.(d)	7.75%	05/23/2027	469,242
400,000	Gran Tierra Energy, Inc.(c)	7.75%	05/23/2027	312,828
110,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(d)	5.00%	12/31/2026	96,665
1,430,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(d)	7.00%	12/31/2027	1,096,832
205,000	Mattamy Group Corp.(d)	4.63%	03/01/2030	156,887
25,000	MEG Energy Corp.(d)	5.88%	02/01/2029	22,475

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$155,000	Parkland Corp.(d)	4.50%	10/01/2029	$125,496
205,000	Superior Plus LP / Superior General Partner, Inc.(d)	4.50%	03/15/2029	169,660
540,000	Telesat Canada / Telesat LLC(d)	5.63%	12/06/2026	259,119
1,275,000	Toronto-Dominion Bank	4.69%	09/15/2027	1,233,913
750,000	TransCanada PipeLines, Ltd.	4.25%	05/15/2028	695,616
				7,420,994
Cayman Islands - 0.17%
200,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	7.50%	Perpetual Maturity	170,915
200,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	10Y US TI + 5.034%	Perpetual Maturity	157,333
200,000	Banco Mercantil del Norte SA/Grand Cayman(c)(e)(f)	7.63%	Perpetual Maturity	177,853
300,000	Banco Mercantil del Norte SA/Grand Cayman(e)(f)	10Y US TI + 5.47%	Perpetual Maturity	256,372
500,000	Banco Mercantil del Norte SA/Grand Cayman(c)(e)(f)	10Y US TI + 5.034%	Perpetual Maturity	393,331
140,418	Bioceanico Sovereign Certificate, Ltd.(c)(h)	0.00%	06/05/2034	89,309
172,473	Global Aircraft Leasing Co., Ltd.(d)(g)	6.50% (7.25%)	09/15/2024	130,076
224,000	Gran Tierra Energy International Holdings, Ltd.(c)	6.25%	02/15/2025	184,979
397,996	Interoceanica IV Finance, Ltd.(h)	0.00%	11/30/2025	348,247
144,018	Lima Metro Line 2 Finance, Ltd.(d)	5.88%	07/05/2034	136,840
186,667	Rutas 2 and 7 Finance, Ltd.(c)(h)	0.00%	09/30/2036	113,126
179,375	Transocean Poseidon, Ltd.(d)	6.88%	02/01/2027	164,475
				2,322,856
Chile - 0.38%
400,000	AES Andes SA(d)(e)	6.35%	10/07/2079	345,000
300,000	AES Andes SA(e)	7.13%	03/26/2079	263,760
400,000	AES Andes SA(c)(e)	6.35%	10/07/2079	345,000
200,000	CAP SA(d)	3.90%	04/27/2031	141,628
700,000	CAP SA(c)	3.90%	04/27/2031	495,700
900,000	Empresa de Transporte de Pasajeros Metro SA(d)	5.00%	01/25/2047	688,162
804,650	Empresa Electrica Cochrane SpA(c)	5.50%	05/14/2027	734,098
370,620	GNL Quintero SA(c)	4.63%	07/31/2029	341,523
800,000	Guacolda Energia SA(c)	4.56%	04/30/2025	276,720
200,000	Inversiones La Construccion SA(c)	4.75%	02/07/2032	148,468
750,000	Transelec SA(c)	3.88%	01/12/2029	672,844
1,050,000	VTR Finance NV(c)	6.38%	07/15/2028	590,625
				5,043,528

See Notes to Financial Statements.

Annual Report | September 30, 2022	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
China - 0.03%
$300,000	Agile Group Holdings, Ltd.(f)	7.88%	Perpetual Maturity	$60,582
495,000	Agile Group Holdings, Ltd.(e)(f)	7.75%	Perpetual Maturity	99,223
700,000	Central China Real Estate, Ltd.	7.25%	07/16/2024	163,275
400,000	Ronshine China Holdings, Ltd.(i)	7.35%	12/15/2023	26,295
600,000	Ronshine China Holdings, Ltd.	6.75%	08/05/2024	39,807
350,000	Yuzhou Group Holdings Co., Ltd.(i)	8.30%	05/27/2025	24,950
600,000	Yuzhou Group Holdings Co., Ltd.(i)	7.38%	01/13/2026	41,970
				456,102
Colombia - 0.28%
450,000	Banco Davivienda SA(d)(e)(f)	10Y US TI + 5.10%	Perpetual Maturity	330,665
350,000	Banco Davivienda SA(c)(e)(f)	10Y US TI + 5.097%	Perpetual Maturity	257,184
650,000	Banco GNB Sudameris SA(d)(e)	5Y US TI + 6.66%	04/16/2031	475,699
200,000	Banco GNB Sudameris SA(c)(e)	5Y US TI + 6.66%	04/16/2031	146,369
350,000	Credivalores-Crediservicios SAS(d)	8.88%	02/07/2025	145,425
400,000	Credivalores-Crediservicios SAS(c)	8.88%	02/07/2025	166,200
100,000	Ecopetrol SA	4.63%	11/02/2031	70,147
950,000	Ecopetrol SA	5.88%	05/28/2045	576,726
1,020,000	Ecopetrol SA	5.88%	11/02/2051	606,467
400,000	Empresas Publicas de Medellin ESP(c)	4.25%	07/18/2029	291,064
700,000	Empresas Publicas de Medellin ESP(c)	4.38%	02/15/2031	493,196
200,000	Oleoducto Central SA(c)	4.00%	07/14/2027	154,668
				3,713,810
Cyprus - 0.01%
200,000	Interpipe Holdings PLC(d)	8.38%	05/13/2026	81,800

France - 0.09%
930,000	BNP Paribas SA(d)(e)	1D SOFR + 1.51%	01/13/2031	740,828
590,000	BPCE SA(d)	1.00%	01/20/2026	510,349
				1,251,177
Great Britain - 0.31%
200,000	AngloGold Ashanti Holdings PLC	3.75%	10/01/2030	155,421
765,000	Barclays PLC(e)	3M US L + 1.38%	05/16/2024	764,652
930,000	HSBC Holdings PLC(e)	3M US L + 1.38%	09/12/2026	907,807
730,000	Lloyds Banking Group PLC(e)	3M US L + 1.21%	11/07/2028	641,141
335,000	NatWest Markets PLC(d)	0.80%	08/12/2024	307,946
297,077	SCC Power PLC(d)(g)	8.00% (8.00%)	12/31/2028	115,117
160,917	SCC Power PLC(d)(g)	4.00% (4.00%)	05/17/2032	14,161
472,000	Tullow Oil PLC(d)	10.25%	05/15/2026	399,584
450,000	Vedanta Resources Finance II PLC(d)	9.25%	04/23/2026	253,812

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$200,000	Vedanta Resources Finance II PLC(c)	9.25%	04/23/2026	$112,806
480,000	Weir Group PLC(d)	2.20%	05/13/2026	403,804
				4,076,251
Hong Kong - 0.04%
200,000	Kasikornbank PCL(e)(f)	5Y US TI + 3.337%	Perpetual Maturity	160,814
400,000	RKP Overseas Finance, Ltd.(f)	7.75%	Perpetual Maturity	122,120
600,000	RKP Overseas Finance, Ltd.(f)	7.95%	Perpetual Maturity	184,650
				467,584
India - 0.13%
375,000	Adani International Container Terminal Pvt, Ltd.(c)	3.00%	02/16/2031	288,626
200,000	Adani Ports & Special Economic Zone, Ltd.(c)	4.38%	07/03/2029	166,671
500,000	Adani Ports & Special Economic Zone, Ltd.	3.10%	02/02/2031	360,133
400,000	JSW Steel, Ltd.(c)	5.05%	04/05/2032	285,289
200,000	Network i2i, Ltd.(c)(e)(f)	5Y US TI + 3.39%	Perpetual Maturity	163,280
900,000	Vedanta Resources, Ltd.	6.13%	08/09/2024	533,551
				1,797,550
Indonesia - 0.09%
500,000	ABM Investama Tbk PT(d)	9.50%	08/05/2026	430,847
200,000	Freeport Indonesia PT(d)	5.32%	04/14/2032	166,500
400,000	Gajah Tunggal Tbk PT	8.95%	06/23/2026	315,600
200,000	Indonesia Asahan Aluminium Persero PT	5.80%	05/15/2050	151,056
300,000	Pertamina Persero PT(c)	4.15%	02/25/2060	194,590
				1,258,593
Ireland - 0.12%
1,050,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.40%	10/29/2033	763,341
665,000	Avolon Holdings Funding, Ltd.(d)	3.25%	02/15/2027	557,750
400,000	C&W Senior Financing DAC(c)	6.88%	09/15/2027	327,358
				1,648,449
Israel - 0.08%
200,000	Bank Hapoalim BM(d)(e)	5Y US TI + 2.155%	01/21/2032	167,174
900,000	Israel Electric Corp., Ltd.(d)	5.00%	11/12/2024	879,290
				1,046,464
Jamaica - 0.00%(j)
67,289	Digicel Group Holdings, Ltd.(d)(g)	8.00% (8.00%)	04/01/2025	26,647

See Notes to Financial Statements.

Annual Report | September 30, 2022	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Japan - 0.06%
$910,000	Renesas Electronics Corp.(d)	2.17%	11/25/2026	$783,394

Luxembourg - 0.24%
150,000	Atento Luxco 1 SA(d)	8.00%	02/10/2026	65,650
600,000	Endo Luxembourg Finance Co. I SARL / Endo US, Inc.(d)	6.13%	04/01/2029	474,568
305,000	EverArc Escrow Sarl(d)	5.00%	10/30/2029	246,836
565,133	FEL Energy VI Sarl(c)	5.75%	12/01/2040	387,975
1,100,000	Intelsat Escrow Shares(k)	0.00%	Perpetual Maturity	0
135,000	Intelsat Jackson Holdings SA(d)	6.50%	03/15/2030	115,115
1,000,000	MC Brazil Downstream Trading SARL(c)	7.25%	06/30/2031	754,130
270,000	Millicom International Cellular SA(c)	6.25%	03/25/2029	229,603
700,000	Movida Europe SA(c)	5.25%	02/08/2031	498,098
600,000	Simpar Europe SA(c)	5.20%	01/26/2031	423,951
				3,195,926
Mauritius - 0.07%
200,000	UPL Corp., Ltd.	4.50%	03/08/2028	165,685
200,000	UPL Corp., Ltd.	4.63%	06/16/2030	161,141
800,000	UPL Corp., Ltd.(e)(f)	5Y US TI + 3.865%	Perpetual Maturity	586,200
				913,026
Mexico - 0.26%
666,096	Alpha Holding SA de CV(d)(i)	9.00%	02/10/2025	0
188,465	Alpha Holding SA de CV(i)	9.00%	02/10/2025	0
200,000	BBVA Bancomer SA(c)(e)	5.13%	01/18/2033	165,802
800,000	Braskem Idesa SAPI(d)	6.99%	02/20/2032	536,000
200,000	Braskem Idesa SAPI(c)	6.99%	02/20/2032	134,500
400,000	Cemex SAB de CV(c)(e)(f)	5Y US TI + 4.534%	Perpetual Maturity	321,000
500,000	Credito Real SAB de CV SOFOM ER(c)(i)	9.50%	02/07/2026	8,125
600,000	Mexarrend SAPI de CV(d)	10.25%	07/24/2024	177,531
200,000	Mexarrend SAPI de CV(c)	10.25%	07/24/2024	59,177
1,100,000	Mexico City Airport Trust(c)	5.50%	07/31/2047	688,859
141,539	Mexico Generadora de Energia S de rl	5.50%	12/06/2032	125,296
700,000	Operadora de Servicios Mega SA de CV Sofom ER(d)	8.25%	02/11/2025	407,835
750,000	Petroleos Mexicanos	6.38%	01/23/2045	415,954
500,000	Petroleos Mexicanos	6.75%	09/21/2047	279,557
200,000	TV Azteca SAB de CV(i)	8.25%	08/09/2024	98,102

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$1,000,000	Unifin Financiera SAB de CV(c)(e)(f)	8.88%	Perpetual Maturity	$35,000
				3,452,738
Morocco - 0.06%
1,200,000	OCP SA(c)	5.13%	06/23/2051	768,498

Netherlands - 0.26%
600,000	Coruripe Netherlands BV(c)	10.00%	02/10/2027	514,500
850,000	Jababeka International BV(c)	6.50%	10/05/2023	480,250
200,000	Metinvest BV(c)	7.75%	10/17/2029	89,380
200,000	Minejesa Capital BV	4.63%	08/10/2030	166,000
1,600,000	Minejesa Capital BV	5.63%	08/10/2037	1,146,200
177,780	MV24 Capital BV(c)	6.75%	06/01/2034	150,585
300,000	NGD Holdings BV	6.75%	12/31/2026	124,500
415,000	NXP BV / NXP Funding LLC / NXP USA, Inc.	3.88%	06/18/2026	387,822
200,000	Petrobras Global Finance BV	6.75%	06/03/2050	163,276
410,000	Petrobras Global Finance BV	5.50%	06/10/2051	291,772
				3,514,285
Panama - 0.07%
200,000	Empresa de Transmision Electrica SA(c)	5.13%	05/02/2049	150,232
664,036	UEP Penonome II SA(d)	6.50%	10/01/2038	574,391
189,725	UEP Penonome II SA(c)	6.50%	10/01/2038	164,112
				888,735
Paraguay - 0.06%
1,000,000	Frigorifico Concepcion SA(d)	7.70%	07/21/2028	794,255

Peru - 0.19%
200,000	Banco Internacional del Peru SAA Interbank(e)	1Y US TI + 3.71%	07/08/2030	178,508
300,000	Camposol SA(d)	6.00%	02/03/2027	238,329
400,000	Camposol SA(c)	6.00%	02/03/2027	317,772
824,400	Hunt Oil Co. of Peru LLC Sucursal Del Peru(c)	6.38%	06/01/2028	736,807
200,000	Peru LNG Srl(c)	5.38%	03/22/2030	158,087
200,000	Petroleos del Peru SA(c)	4.75%	06/19/2032	141,632
1,350,000	Petroleos del Peru SA(c)	5.63%	06/19/2047	813,577
				2,584,712
Singapore - 0.15%
715,000	BOC Aviation, Ltd.(d)(e)	3M US L + 1.13%	09/26/2023	713,867
200,000	Oversea-Chinese Banking Corp., Ltd.(d)(e)	5Y US TI + 1.58%	09/10/2030	179,197
400,000	PSA Treasury Pte, Ltd.	2.25%	04/30/2030	335,446
350,000	Temasek Financial I, Ltd.(d)	1.00%	10/06/2030	270,188
250,000	Temasek Financial I, Ltd.(c)	1.00%	10/06/2030	192,991

See Notes to Financial Statements.

Annual Report | September 30, 2022	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$500,000	Theta Capital Pte, Ltd.	6.75%	10/31/2026	$321,250
				2,012,939
South Korea - 0.03%
200,000	LG Chem, Ltd.(d)	2.38%	07/07/2031	156,717
200,000	Shinhan Financial Group Co., Ltd.(d)(e)(f)	5Y US TI + 2.06%	Perpetual Maturity	171,710
				328,427
Spain - 0.12%
500,000	AES Andres BV(d)	5.70%	05/04/2028	411,388
250,000	AI Candelaria Spain SA(d)	5.75%	06/15/2033	170,550
1,050,000	AI Candelaria Spain SA(c)	5.75%	06/15/2033	716,310
600,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA(c)	5.38%	12/30/2030	358,032
				1,656,280
Trinidad and Tobago - 0.01%
200,000	Telecommunications Services of Trinidad & Tobago, Ltd.(c)	8.88%	10/18/2029	176,793

United Arab Emirates - 0.03%
277,398	Galaxy Pipeline Assets Bidco, Ltd.(d)	2.16%	03/31/2034	228,649
289,959	Galaxy Pipeline Assets Bidco, Ltd.(c)	2.94%	09/30/2040	221,271
				449,920
Vietnam - 0.03%
500,000	Mong Duong Finance Holdings BV(c)	5.13%	05/07/2029	393,528

TOTAL FOREIGN CORPORATE BONDS
(Cost $81,808,518)				60,477,466

U.S. CORPORATE BONDS - 8.15%
Advertising - 0.03%
140,000	Clear Channel Outdoor Holdings, Inc.(d)	7.50%	06/01/2029	101,722
300,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	262,866
				364,588
Aerospace/Defense - 0.21%
455,000	Boeing Co.	2.95%	02/01/2030	366,352
290,000	Boeing Co.	3.75%	02/01/2050	189,589
600,000	Northrop Grumman Corp.	5.15%	05/01/2040	563,274
590,000	Raytheon Technologies Corp.	3.03%	03/15/2052	386,629
220,000	TransDigm, Inc.(d)	6.25%	03/15/2026	213,772
380,000	TransDigm, Inc.	5.50%	11/15/2027	331,347

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$585,000	Triumph Group, Inc.(d)	6.25%	09/15/2024	$533,959
280,000	Triumph Group, Inc.	7.75%	08/15/2025	214,293
				2,799,215
Agriculture - 0.08%
935,000	BAT Capital Corp.	3.46%	09/06/2029	762,430
321,693	Pyxus Holdings, Inc.	10.00%	08/24/2024	263,161
				1,025,591
Airlines - 0.04%
475,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(d)	5.75%	04/20/2029	415,280
184,375	United Airlines 2016-1 Class B Pass Through Trust	3.65%	01/07/2026	159,919
				575,199
Auto Manufacturers - 0.16%
315,000	Ford Motor Co.	3.25%	02/12/2032	227,447
475,000	General Motors Financial Co., Inc.	2.40%	10/15/2028	375,838
485,000	General Motors Financial Co., Inc.	3.10%	01/12/2032	366,449
850,000	Hyundai Capital America(d)	2.65%	02/10/2025	792,937
25,000	Hyundai Capital America(d)	1.80%	10/15/2025	22,259
355,000	Volkswagen Group of America Finance LLC(d)	4.25%	11/13/2023	351,483
				2,136,413
Auto Parts & Equipment - 0.13%
115,000	American Axle & Manufacturing, Inc.	5.00%	10/01/2029	87,254
1,115,000	Dealer Tire LLC / DT Issuer LLC(d)	8.00%	02/01/2028	984,524
225,000	Goodyear Tire & Rubber Co.	5.25%	07/15/2031	180,275
1,179,000	Wheel Pros, Inc.(d)	6.50%	05/15/2029	541,680
				1,793,733
Banks - 0.62%
225,000	Bank of America Corp.(e)	1D US SOFR + 1.11%	04/25/2025	219,042
280,000	Bank of America Corp.(e)	1D US SOFR + 1.75%	07/22/2026	273,936
345,000	Bank of America Corp.(e)	1D US SOFR + 1.21%	10/20/2032	264,242
930,000	Bank of America Corp.(e)	5Y US TI + 2.48%	09/21/2036	673,129
885,000	Citigroup, Inc.(e)	3M US L + 1.10%	05/17/2024	885,286
170,000	Citigroup, Inc.(e)	1D US SOFR + 0.694%	01/25/2026	156,355
195,000	Citigroup, Inc.(e)	1D US SOFR + 1.28%	02/24/2028	174,020
935,000	Goldman Sachs Group, Inc.(e)	3M US L + 1.17%	05/15/2026	928,426
265,000	Goldman Sachs Group, Inc.(e)	1D US SOFR + 0.82%	09/10/2027	252,854

See Notes to Financial Statements.

Annual Report | September 30, 2022	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$260,000	JPMorgan Chase & Co.(e)	1D US SOFR + 0.915%	02/24/2026	$242,007
135,000	JPMorgan Chase & Co.(e)	1D US SOFR + 1.99%	07/25/2028	129,764
370,000	JPMorgan Chase & Co.(e)	1D SOFR + 1.02%	06/01/2029	300,385
565,000	JPMorgan Chase & Co.(e)	1D US SOFR + 2.04%	04/22/2031	447,366
485,000	JPMorgan Chase & Co.(e)	1D US SOFR + 1.25%	04/22/2032	376,458
470,000	JPMorgan Chase & Co.(e)	1D US SOFR + 1.26%	01/25/2033	370,020
340,000	Morgan Stanley(e)	1D US SOFR + 1.669%	07/17/2026	331,247
310,000	Morgan Stanley(e)	1D US SOFR + 1.61%	04/20/2028	290,335
145,000	Morgan Stanley(e)	1D US SOFR + 1.29%	01/21/2033	114,808
940,000	Morgan Stanley(e)	1D SOFR + 2.48%	09/16/2036	674,957
185,000	Santander Holdings USA, Inc.(e)	1D US SOFR + 1.249%	01/06/2028	154,512
370,000	Wells Fargo & Co.(e)	3M US L + 1.17%	06/17/2027	337,281
425,000	Wells Fargo & Co.(e)	1D US SOFR + 1.98%	07/25/2028	405,772
390,000	Wells Fargo & Co.(e)	1D US SOFR + 1.43%	10/30/2030	320,942
				8,323,144
Beverages - 0.12%
900,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	747,963
50,000	Constellation Brands, Inc.	3.15%	08/01/2029	43,022
290,000	Constellation Brands, Inc.	2.88%	05/01/2030	240,924
270,000	PepsiCo, Inc.	3.60%	02/18/2028	255,471
490,000	Triton Water Holdings, Inc.(d)	6.25%	04/01/2029	375,499
				1,662,879
Biotechnology - 0.08%
330,000	Amgen, Inc.	4.05%	08/18/2029	304,005
360,000	Illumina, Inc.	0.55%	03/23/2023	352,624
545,000	Royalty Pharma PLC	3.30%	09/02/2040	366,832
				1,023,461
Building Materials - 0.09%
130,000	Builders FirstSource, Inc.(d)	6.38%	06/15/2032	115,783
850,000	Carrier Global Corp.	3.38%	04/05/2040	615,949
130,000	Griffon Corp.	5.75%	03/01/2028	111,972
465,000	Owens Corning	4.40%	01/30/2048	346,730
				1,190,434

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Chemicals - 0.15%
$455,000	ASP Unifrax Holdings, Inc.(d)	7.50%	09/30/2029	$301,194
460,000	CF Industries, Inc.	5.38%	03/15/2044	392,030
140,000	CVR Partners LP / CVR Nitrogen Finance Corp.(d)	6.13%	06/15/2028	122,101
780,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(d)	9.00%	07/01/2028	648,909
200,000	Sasol Financing USA LLC	5.50%	03/18/2031	151,324
500,000	Vibrantz Technologies, Inc.(d)	9.00%	02/15/2030	326,439
125,000	WR Grace Holdings LLC(d)	5.63%	08/15/2029	94,062
				2,036,059
Coal - 0.01%
180,000	SunCoke Energy, Inc.(d)	4.88%	06/30/2029	139,195

Commercial Services - 0.13%
90,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(d)	6.63%	07/15/2026	80,376
175,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(d)	9.75%	07/15/2027	144,082
400,000	Global Payments, Inc.	4.95%	08/15/2027	381,713
200,000	Metis Merger Sub LLC(d)	6.50%	05/15/2029	156,283
120,000	NESCO Holdings II, Inc.(d)	5.50%	04/15/2029	100,172
410,000	PECF USS Intermediate Holding III Corp.(d)	8.00%	11/15/2029	300,640
175,000	Triton Container International, Ltd.(d)	1.15%	06/07/2024	159,511
330,000	Triton Container International, Ltd. / TAL International Container Corp.	3.25%	03/15/2032	244,670
170,000	WASH Multifamily Acquisition, Inc.(d)	5.75%	04/15/2026	156,930
				1,724,377
Computers - 0.10%
455,000	Fortinet, Inc.	1.00%	03/15/2026	392,023
430,000	NetApp, Inc.	1.88%	06/22/2025	393,151
700,000	Virtusa Corp.(d)	7.13%	12/15/2028	522,655
				1,307,829
Containers and Packaging - 0.03%
400,000	Packaging Corp. of America	3.40%	12/15/2027	363,664

Cosmetics/Personal Care - 0.02%
125,000	Coty, Inc.(d)	6.50%	04/15/2026	115,333
130,000	Coty, Inc.(d)	5.00%	04/15/2026	118,516
				233,849

See Notes to Financial Statements.

Annual Report | September 30, 2022	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Distribution/Wholesale - 0.01%
$180,000	BCPE Empire Holdings, Inc.(d)	7.63%	05/01/2027	$156,303

Diversified Financial Services - 0.42%
300,000	Air Lease Corp.	1.88%	08/15/2026	254,603
835,000	Air Methods Corp.(d)	8.00%	05/15/2025	420,640
465,000	Aircastle, Ltd.(d)	2.85%	01/26/2028	361,649
800,000	American Express Co.	3.95%	08/01/2025	775,317
635,000	Aviation Capital Group LLC(d)	1.95%	09/20/2026	515,021
200,000	Capital One Financial Corp.(e)	1D US SOFR + 2.16%	07/24/2026	195,638
960,000	Discover Financial Services	4.10%	02/09/2027	883,969
95,000	Nasdaq, Inc.	3.95%	03/07/2052	70,845
385,000	Nationstar Mortgage Holdings, Inc.(d)	5.75%	11/15/2031	283,050
95,000	Navient Corp.	5.00%	03/15/2027	77,830
110,000	NFP Corp.(d)	6.88%	08/15/2028	85,982
170,000	OneMain Finance Corp.	6.63%	01/15/2028	146,254
305,000	PennyMac Financial Services, Inc.(d)	4.25%	02/15/2029	217,919
710,000	Synchrony Financial	3.95%	12/01/2027	616,959
925,000	Western Union Co.	2.75%	03/15/2031	697,698
				5,603,374
Electric - 0.70%
465,000	Berkshire Hathaway Energy Co.(d)	4.60%	05/01/2053	393,152
155,000	Calpine Corp.(d)	5.13%	03/15/2028	133,446
35,000	Calpine Corp.(d)	4.63%	02/01/2029	28,588
415,000	DTE Energy Co.(l)	4.22%	11/01/2024	407,397
80,000	Duke Energy Carolinas LLC	2.85%	03/15/2032	66,372
265,000	Duke Energy Corp.	4.30%	03/15/2028	249,795
675,000	Duke Energy Corp.	3.95%	08/15/2047	493,342
255,000	Entergy Corp.	2.80%	06/15/2030	206,891
1,000,000	Exelon Corp.	4.05%	04/15/2030	907,487
130,000	Exelon Corp.(d)	4.10%	03/15/2052	100,666
480,000	Georgia Power Co.	2.20%	09/15/2024	454,756
980,000	Georgia Power Co.	3.25%	03/15/2051	648,783
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,018,888
550,000	Mercury Chile Holdco LLC(d)	6.50%	01/24/2027	481,283
275,000	Monongahela Power Co.(d)	5.40%	12/15/2043	251,569
375,000	NextEra Energy Capital Holdings, Inc.	4.26%	09/01/2024	369,870
750,000	NextEra Energy Capital Holdings, Inc.	2.25%	06/01/2030	599,463
265,000	NRG Energy, Inc.(d)	2.00%	12/02/2025	234,278
215,000	NRG Energy, Inc.(d)	3.63%	02/15/2031	168,162
525,000	Pacific Gas and Electric Co.	2.50%	02/01/2031	382,660

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$320,000	Pike Corp.(d)	5.50%	09/01/2028	$259,610
325,000	Southern Co.(e)	5Y US TI + 2.915%	09/15/2051	264,352
300,000	Southwestern Electric Power Co.	3.25%	11/01/2051	191,350
1,000,000	Virginia Electric and Power Co.	3.50%	03/15/2027	938,215
160,000	Virginia Electric and Power Co.	3.75%	05/15/2027	151,239
				9,401,614
Electrical Components & Equipment - 0.01%
115,000	Energizer Holdings, Inc.(d)	4.75%	06/15/2028	91,269

Electronics - 0.02%
335,000	Arrow Electronics, Inc.	3.88%	01/12/2028	303,241

Engineering & Construction - 0.02%
265,000	Artera Services LLC(d)	9.03%	12/04/2025	213,688

Entertainment - 0.17%
260,000	Boyne USA, Inc.(d)	4.75%	05/15/2029	218,181
265,000	Cedar Fair LP	5.25%	07/15/2029	227,895
135,000	Lions Gate Capital Holdings LLC(d)	5.50%	04/15/2029	100,840
235,000	Live Nation Entertainment, Inc.(d)	4.75%	10/15/2027	204,504
270,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(d)	4.88%	05/01/2029	222,831
575,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(d)	5.63%	09/01/2029	398,831
350,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(d)	5.88%	09/01/2031	236,710
265,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc.(d)	6.63%	03/01/2030	212,852
135,000	Scientific Games International, Inc.(d)	7.25%	11/15/2029	125,820
415,000	Warnermedia Holdings, Inc.(d)	3.76%	03/15/2027	371,819
				2,320,283
Environmental Control - 0.01%
180,000	Madison IAQ LLC(d)	4.13%	06/30/2028	144,842

Food - 0.14%
160,000	Performance Food Group, Inc.(d)	5.50%	10/15/2027	145,792
140,000	Performance Food Group, Inc.(d)	4.25%	08/01/2029	116,840
31,000	Post Holdings, Inc.(d)	4.63%	04/15/2030	25,528
769,000	Smithfield Foods, Inc.(d)	4.25%	02/01/2027	713,490
65,000	Smithfield Foods, Inc.(d)	3.00%	10/15/2030	50,272
810,000	Sysco Corp.	3.30%	02/15/2050	533,632

See Notes to Financial Statements.

Annual Report | September 30, 2022	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$10,000	Sysco Corp.	3.15%	12/14/2051	$6,349
270,000	United Natural Foods, Inc.(d)	6.75%	10/15/2028	247,502
				1,839,405
Food Service - 0.03%
585,000	TKC Holdings, Inc.(d)	10.50%	05/15/2029	448,589

Healthcare-Products - 0.01%
255,000	Medline Borrower LP(d)	5.25%	10/01/2029	193,017

Healthcare-Services - 0.26%
690,000	Centene Corp.	2.50%	03/01/2031	521,579
155,000	CHS/Community Health Systems, Inc.(d)	6.00%	01/15/2029	114,273
570,000	CHS/Community Health Systems, Inc.(d)	6.88%	04/15/2029	276,588
355,000	Elevance Health, Inc.	2.38%	01/15/2025	335,384
135,000	Elevance Health, Inc.	4.55%	05/15/2052	114,303
395,000	HCA, Inc.	4.13%	06/15/2029	346,937
320,000	Health Care Service Corp. A Mutual Legal Reserve Co.(d)	3.20%	06/01/2050	214,546
85,000	Legacy LifePoint Health LLC(d)	6.75%	04/15/2025	80,527
205,000	Legacy LifePoint Health LLC(d)	4.38%	02/15/2027	169,664
75,000	ModivCare Escrow Issuer, Inc.(d)	5.00%	10/01/2029	61,086
915,000	Radiology Partners, Inc.(d)	9.25%	02/01/2028	598,342
195,000	RP Escrow Issuer LLC(d)	5.25%	12/15/2025	161,409
115,000	Tenet Healthcare Corp.(d)	6.13%	10/01/2028	100,936
220,000	Tenet Healthcare Corp.(d)	6.13%	06/15/2030	202,098
155,000	UnitedHealth Group, Inc.	4.95%	05/15/2062	138,595
				3,436,267
Housewares - 0.04%
910,000	SWF Escrow Issuer Corp.(d)	6.50%	10/01/2029	540,963

Insurance - 0.24%
130,000	Alliant Holdings Intermediate LLC(d)	6.75%	10/15/2027	112,313
185,000	AmWINS Group, Inc.(d)	4.88%	06/30/2029	153,976
855,000	Athene Global Funding(d)(e)	SOFRINDX + 0.56%	08/19/2024	832,151
330,000	Berkshire Hathaway Finance Corp.	2.85%	10/15/2050	212,668
180,000	Berkshire Hathaway Finance Corp.	3.85%	03/15/2052	138,185
150,000	Brighthouse Financial Global Funding(d)	1.00%	04/12/2024	140,116
260,000	Brighthouse Financial Global Funding(d)	2.00%	06/28/2028	212,048

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$160,000	GTCR AP Finance, Inc.(d)	8.00%	05/15/2027	$147,505
435,000	Massachusetts Mutual Life Insurance Co.(d)	3.20%	12/01/2061	264,505
415,000	Prudential Financial, Inc.	3.91%	12/07/2047	316,634
745,000	Willis North America, Inc.	4.50%	09/15/2028	691,828
				3,221,929
Internet - 0.13%
1,490,000	Endurance International Group Holdings, Inc.(d)	6.00%	02/15/2029	992,129
200,000	Expedia Group, Inc.	5.00%	02/15/2026	196,892
390,000	Expedia Group, Inc.	3.80%	02/15/2028	346,909
135,000	Expedia Group, Inc.	3.25%	02/15/2030	109,664
58,000	Expedia Group, Inc.	2.95%	03/15/2031	45,076
135,000	Uber Technologies, Inc.(d)	4.50%	08/15/2029	113,738
				1,804,408
Investment Companies - 0.84%
430,000	Ares Capital Corp.	2.15%	07/15/2026	360,866
5,000,000	Franklin BSP Lending Corp.(d)	5.38%	05/30/2023	4,936,514
180,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.25%	05/15/2027	157,996
435,000	Owl Rock Capital Corp.	2.63%	01/15/2027	352,052
844	OWL Rock Core Income Corp.(d)	5.50%	03/21/2025	795
3,961,000	OWL Rock Core Income Corp.	5.50%	03/21/2025	3,730,637
2,000,000	OWL Rock Core Income Corp.	4.70%	02/08/2027	1,754,294
				11,293,154
Leisure Time - 0.06%
135,000	Carnival Corp.(d)	7.63%	03/01/2026	102,804
430,000	Carnival Corp.(d)	5.75%	03/01/2027	302,193
140,000	NCL Corp., Ltd.(d)	5.88%	02/15/2027	116,843
340,000	Viking Cruises, Ltd.(d)	5.88%	09/15/2027	259,969
				781,809
Lodging - 0.06%
420,000	Marriott International, Inc.	3.13%	06/15/2026	387,930
585,000	Marriott International, Inc.	2.75%	10/15/2033	425,574
				813,504
Machinery-Diversified - 0.03%
520,000	Flowserve Corp.	2.80%	01/15/2032	372,932

Media - 0.27%
140,000	CCO Holdings LLC / CCO Holdings Capital Corp.(d)	4.75%	02/01/2032	109,260
135,000	CCO Holdings LLC / CCO Holdings Capital Corp.(d)	4.25%	01/15/2034	96,947
970,000	Cengage Learning, Inc.(d)	9.50%	06/15/2024	910,476

See Notes to Financial Statements.

Annual Report | September 30, 2022	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$395,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	$385,535
495,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.50%	03/01/2042	315,208
260,000	Comcast Corp.	3.95%	10/15/2025	252,809
410,000	Comcast Corp.	3.40%	04/01/2030	361,075
120,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(d)	5.88%	08/15/2027	103,725
145,000	DISH DBS Corp.(d)	5.75%	12/01/2028	109,854
130,000	GCI LLC(d)	4.75%	10/15/2028	108,195
700,000	McGraw-Hill Education, Inc.(d)	5.75%	08/01/2028	585,995
85,000	News Corp.(d)	5.13%	02/15/2032	74,758
190,000	Scripps Escrow, Inc.(d)	5.88%	07/15/2027	165,664
				3,579,501
Mining - 0.08%
220,000	Arconic Corp.(d)	6.13%	02/15/2028	194,824
50,000	Freeport-McMoRan, Inc.	4.38%	08/01/2028	45,097
300,000	Freeport-McMoRan, Inc.	4.63%	08/01/2030	263,490
400,000	Glencore Funding LLC(d)	1.63%	04/27/2026	346,313
365,000	Glencore Funding LLC(d)	3.38%	09/23/2051	222,988
				1,072,712
Miscellaneous Manufactur - 0.01%
205,000	Parker-Hannifin Corp.	4.25%	09/15/2027	195,581

Oil & Gas - 0.44%
360,000	BP Capital Markets America, Inc.	2.94%	06/04/2051	229,377
475,000	BP Capital Markets America, Inc.	3.00%	03/17/2052	305,451
905,000	Brooklyn Union Gas Co.(d)	4.49%	03/04/2049	682,973
165,000	Callon Petroleum Co.(d)	7.50%	06/15/2030	144,779
165,000	Chesapeake Energy Corp.(d)	5.88%	02/01/2029	153,243
170,000	CNX Resources Corp.(d)	6.00%	01/15/2029	155,512
100,000	CNX Resources Corp.(d)	7.38%	01/15/2031	98,026
320,000	Continental Resources, Inc.(d)	2.27%	11/15/2026	273,461
95,000	East Ohio Gas Co.(d)	3.00%	06/15/2050	60,109
450,000	Exxon Mobil Corp.	4.23%	03/19/2040	391,992
260,000	Halliburton Co.	2.92%	03/01/2030	216,781
140,000	Hilcorp Energy I LP / Hilcorp Finance Co.(d)	6.25%	11/01/2028	129,475
155,000	Hilcorp Energy I LP / Hilcorp Finance Co.(d)	5.75%	02/01/2029	135,827
250,000	Kosmos Energy, Ltd.(c)	7.50%	03/01/2028	196,709
285,000	Marathon Petroleum Corp.	5.13%	12/15/2026	280,595

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$750,000	NiSource, Inc.	3.60%	05/01/2030	$655,301
65,000	Occidental Petroleum Corp.	6.63%	09/01/2030	66,131
95,000	Occidental Petroleum Corp.	6.13%	01/01/2031	93,806
95,000	Occidental Petroleum Corp.	6.45%	09/15/2036	95,234
170,000	Pioneer Natural Resources Co.	1.90%	08/15/2030	130,224
700,000	SierraCol Energy Andina LLC(d)	6.00%	06/15/2028	455,555
300,000	SierraCol Energy Andina LLC(c)	6.00%	06/15/2028	195,238
140,000	Southwestern Energy Co.	5.38%	02/01/2029	127,247
160,000	Southwestern Energy Co.	4.75%	02/01/2032	134,448
110,000	Sunoco LP / Sunoco Finance Corp.	6.00%	04/15/2027	105,052
215,000	Sunoco LP / Sunoco Finance Corp.	4.50%	05/15/2029	178,738
160,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	145,672
				5,836,956
Oil & Gas Services - 0.01%
150,000	Weatherford International, Ltd.(d)	6.50%	09/15/2028	135,210

Packaging & Containers - 0.08%
280,000	Berry Global, Inc.	1.65%	01/15/2027	232,541
195,000	Clydesdale Acquisition Holdings, Inc.(d)	6.63%	04/15/2029	177,842
736,000	WRKCo, Inc.	3.75%	03/15/2025	709,725
				1,120,108
Pharmaceuticals - 0.14%
870,000	AbbVie, Inc.	4.70%	05/14/2045	738,486
260,000	AdaptHealth LLC(d)	5.13%	03/01/2030	214,786
100,000	Bausch Health Cos., Inc.(d)	6.13%	02/01/2027	69,480
90,000	Bausch Health Cos., Inc.(d)	6.25%	02/15/2029	33,768
430,000	CVS Health Corp.	5.05%	03/25/2048	379,692
200,000	Owens & Minor, Inc.(d)	6.63%	04/01/2030	176,500
265,000	Viatris, Inc.	1.65%	06/22/2025	235,880
				1,848,592
Pipelines - 0.41%
73,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(d)	5.75%	03/01/2027	67,665
395,000	Energy Transfer LP	4.75%	01/15/2026	381,021
1,000,000	Energy Transfer LP	3.90%	07/15/2026	933,200
250,000	Energy Transfer LP	4.40%	03/15/2027	233,360
525,000	Energy Transfer LP	5.00%	05/15/2044	406,537
220,000	EQM Midstream Partners LP(d)	4.75%	01/15/2031	175,142
320,000	Hess Midstream Operations LP(d)	5.13%	06/15/2028	280,624
275,000	Hess Midstream Operations LP(d)	4.25%	02/15/2030	222,650
678,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	675,857

See Notes to Financial Statements.

Annual Report | September 30, 2022	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$1,260,000	NGL Energy Operating LLC / NGL Energy Finance Corp.(d)	7.50%	02/01/2026	$1,122,729
205,000	NGPL PipeCo LLC(d)	3.25%	07/15/2031	160,806
270,000	NuStar Logistics LP	6.38%	10/01/2030	231,625
255,000	ONEOK, Inc.	3.40%	09/01/2029	214,217
345,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	331,425
				5,436,858
Real Estate - 0.01%
130,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(d)	5.25%	04/15/2030	88,503

REITS - 0.33%
165,000	Agree LP	2.60%	06/15/2033	120,573
370,000	Alexandria Real Estate Equities, Inc.	3.00%	05/18/2051	225,513
280,000	Corporate Office Properties LP	2.90%	12/01/2033	194,409
800,000	Crown Castle, Inc.	3.70%	06/15/2026	752,118
515,000	Crown Castle, Inc.	3.65%	09/01/2027	466,832
465,000	Equinix, Inc.	1.80%	07/15/2027	389,303
1,000,000	Equinix, Inc.	2.15%	07/15/2030	768,112
515,000	Host Hotels & Resorts LP	2.90%	12/15/2031	378,667
390,000	Invitation Homes Operating Partnership LP	2.70%	01/15/2034	275,735
250,000	Iron Mountain, Inc.(d)	4.50%	02/15/2031	193,727
80,000	Office Properties Income Trust	2.65%	06/15/2026	60,062
335,000	Office Properties Income Trust	2.40%	02/01/2027	241,668
140,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(d)	4.88%	05/15/2029	113,618
90,000	Sabra Health Care LP	3.20%	12/01/2031	66,250
180,000	Vornado Realty LP	2.15%	06/01/2026	150,839
				4,397,426
Retail - 0.39%
480,000	AutoNation, Inc.	3.85%	03/01/2032	379,960
810,000	Dick's Sporting Goods, Inc.	3.15%	01/15/2032	618,100
240,000	Dick's Sporting Goods, Inc.	4.10%	01/15/2052	148,788
190,000	Dollar General Corp.	4.25%	09/20/2024	187,851
735,000	Dollar Tree, Inc.	4.00%	05/15/2025	712,959
90,000	Dollar Tree, Inc.	3.38%	12/01/2051	58,486
120,000	Ferrellgas LP / Ferrellgas Finance Corp.(d)	5.38%	04/01/2026	105,739
240,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(d)	6.75%	01/15/2030	182,851
220,000	Lowe's Cos., Inc.	4.40%	09/08/2025	216,804
230,000	Lowe's Cos., Inc.	5.63%	04/15/2053	213,249

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$480,000	McDonald's Corp.	4.45%	03/01/2047	$403,617
150,000	Michaels Cos., Inc.(d)	5.25%	05/01/2028	105,617
190,000	Park River Holdings, Inc.(d)	5.63%	02/01/2029	123,665
945,000	PetSmart, Inc. / PetSmart Finance Corp.(d)	7.75%	02/15/2029	846,285
290,000	Sonic Automotive, Inc.(d)	4.63%	11/15/2029	227,994
190,000	SRS Distribution, Inc.(d)	4.63%	07/01/2028	163,436
185,000	Staples, Inc.(d)	7.50%	04/15/2026	155,595
255,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.(d)	5.00%	06/01/2031	209,616
145,000	Victoria's Secret & Co.(d)	4.63%	07/15/2029	109,784
				5,170,396
Semiconductors - 0.10%
729,000	Broadcom, Inc.(d)	3.42%	04/15/2033	557,753
770,000	Marvell Technology, Inc.	4.20%	06/22/2023	767,963
				1,325,716
Software - 0.19%
200,000	AthenaHealth Group, Inc.(d)	6.50%	02/15/2030	158,490
1,550,000	Castle US Holding Corp.(d)	9.50%	02/15/2028	1,150,457
140,000	Clarivate Science Holdings Corp.(d)	4.88%	07/01/2029	109,845
225,217	CWT Travel Group, Inc.(d)	8.50%	11/19/2026	194,813
635,000	Oracle Corp.	3.85%	04/01/2060	385,404
465,000	VMware, Inc.	2.20%	08/15/2031	339,169
195,000	Workday, Inc.	3.70%	04/01/2029	175,123
				2,513,301
Telecommunications - 0.38%
500,000	AT&T, Inc.	4.30%	02/15/2030	457,402
235,000	AT&T, Inc.	2.75%	06/01/2031	188,493
1,045,000	AT&T, Inc.	3.50%	09/15/2053	698,028
500,000	AT&T, Inc.	3.55%	09/15/2055	329,475
175,000	CommScope, Inc.(d)	4.75%	09/01/2029	143,071
1,675,000	Embarq Corp Eq	8.00%	06/01/2036	841,252
45,000	Frontier Communications Holdings LLC(d)	5.88%	10/15/2027	40,433
85,000	Frontier Communications Holdings LLC(d)	5.00%	05/01/2028	73,089
150,000	Frontier Communications Holdings LLC(d)	6.00%	01/15/2030	118,155
160,000	Lumen Technologies, Inc.(d)	5.13%	12/15/2026	137,906
440,000	T-Mobile USA, Inc.	2.25%	02/15/2026	394,319
1,000,000	T-Mobile USA, Inc.	3.88%	04/15/2030	887,627
445,000	T-Mobile USA, Inc.	3.40%	10/15/2052	294,553
500,000	Verizon Communications, Inc.	3.15%	03/22/2030	426,037
145,000	Verizon Communications, Inc.	3.88%	03/01/2052	108,267
				5,138,107

See Notes to Financial Statements.

Annual Report | September 30, 2022	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Transportation - 0.09%
$970,000	CSX Corp.	3.80%	11/01/2046	$742,870
500,000	Union Pacific Corp.	3.70%	03/01/2029	463,418
				1,206,288
Trucking & Leasing - 0.02%
350,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(d)	4.20%	04/01/2027	326,071

TOTAL U.S. CORPORATE BONDS
(Cost $133,446,168)				109,071,547

CONVERTIBLE CORPORATE BONDS - 0.00%
95,548	Digicel Group Holdings, Ltd.(d)(g)	5.09% (7.00%)	12/31/2049	16,721

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $20,041)				16,721

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.76%
400,000	Brazilian Government International Bond	5.63%	02/21/2047	309,540
1,150,000	Brazilian Government International Bond	4.75%	01/14/2050	786,451
200,000	Chile Government International Bond	2.55%	01/27/2032	157,376
300,000	Chile Government International Bond	3.50%	01/25/2050	204,902
500,000	Chile Government International Bond	3.10%	01/22/2061	290,957
600,000	Colombia Government International Bond	3.25%	04/22/2032	407,019
200,000	Colombia Government International Bond	4.13%	02/22/2042	114,212
1,100,000	Colombia Government International Bond	5.00%	06/15/2045	669,953
300,000	Colombia Government International Bond	5.20%	05/15/2049	186,087
600,000	Colombia Government International Bond	4.13%	05/15/2051	323,651
300,000	Dominican Republic International Bond(d)	6.00%	02/22/2033	244,922
600,000	Dominican Republic International Bond(d)	6.40%	06/05/2049	433,961

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$250,000	Dominican Republic International Bond(c)	5.88%	01/30/2060	$165,940
200,000	Indonesia Government International Bond	2.15%	07/28/2031	157,020
500,000	Indonesia Government International Bond	3.70%	10/30/2049	355,214
400,000	Instituto Costarricense de Electricidad(c)	6.38%	05/15/2043	281,302
250,000	Korea Development Bank	2.00%	10/25/2031	200,645
1,160,000	Mexico Government International Bond	3.75%	01/11/2028	1,066,551
500,000	Mexico Government International Bond	2.66%	05/24/2031	384,592
750,000	Mexico Government International Bond	4.28%	08/14/2041	547,378
500,000	Mexico Government International Bond	4.40%	02/12/2052	346,183
600,000	Panama Government International Bond	2.25%	09/29/2032	423,951
500,000	Panama Government International Bond	3.87%	07/23/2060	298,644
200,000	Philippine Government International Bond	3.70%	03/01/2041	153,200
200,000	Philippine Government International Bond	3.70%	02/02/2042	152,955
200,000	Republic of South Africa Government International Bond	4.30%	10/12/2028	166,929
900,000	Republic of South Africa Government International Bond	5.65%	09/27/2047	581,088
300,000	Saudi Government International Bond(c)	2.25%	02/02/2033	236,188
800,000	Ukraine Government International Bond(c)(i)	7.25%	03/15/2035	150,812

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $14,102,531)				9,797,623

BANK LOANS - 2.07%(e)
Cayman Islands - 0.07%
1,019,475	Grab Holdings, Inc., First Lien - Initial Term Loan	1M US L + 4.50%, 1.00% Floor	01/29/2026	960,223

See Notes to Financial Statements.

Annual Report | September 30, 2022	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Luxembourg - 0.08%
$1,144,806	Travelport Finance Luxembourg SARL 1L, 2021, First Lien - Initial (Priority) Term Loan	3M US L + 8.75%, 1.00% Floor	02/28/2025	$1,135,270
409	Travelport Finance S.a r.l., First Lien - 2021 Consented Term Loan	3M US L + 6.75%	05/29/2026	290
				1,135,560
Netherlands - 0.04%
50,880	Bright Bidco B.V., First Lien	N/A	02/28/2023	50,880
1,232,331	Bright Bidco B.V., First Lien - 2018 Refinancing B Term Loan	3M US L + 3.50%, 1.00% Floor	06/30/2024	306,543
89,040	Bright Bidco B.V., First Lien - Term Loan	SOFR + 8.00%	02/28/2023	89,040
5,736	Lealand Finance Company B.V., First Lien - Make-Whole Term Loan	1M US L + 3.00%	06/28/2024	3,657
75,894	Lealand Finance Company B.V., First Lien - Take-Back Term Loan	3M US L + 1.00%	06/30/2025	38,611
				488,731
United Arab Emirates - 0.05%
784,130	Gulf Finance, LLC TL 1L	1M US L + 6.75%	08/25/2026	624,924

United States - 1.83%
1,237,811	Air Methods Corp., First Lien - Initial Term Loan	3M US L + 3.50%, 1.00% Floor	04/22/2024	995,924
917,700	American Tire Distributors, Inc., First Lien - Initial Term Loan	3M US L + 6.25%	10/08/2028	861,821
1,625,000	Applied Systems, Inc., Second Lien - 2021 Term Loan	3M US L + 5.50%, 0.75% Floor	09/19/2025	1,606,313
686,950	Astra Acquisition Corp., First Lien - Initial Term Loan	1M US L + 5.25%	10/22/2028	587,342
1,755,042	Astra Acquisition Corp., Second Lien - Initial Term Loan	1M US L + 8.875%	10/22/2029	1,614,639
295,000	Asurion LLC, Second Lien - New B-3 Term Loan	1M US L + 5.25%	01/31/2028	223,831
1,534,500	Atlas Purchaser, Inc., First Lien - Initial Term Loan	3M US L + 3.00%, 0.75% Floor	05/08/2028	1,210,337
1,565,000	Aveanna Healthcare LLC, Second Lien - Initial Term Loan	1M US L + 7.00%, 0.50% Floor	12/10/2029	1,158,100
200,000	Blackhawk Network Holdings, Inc., Second Lien	3M US L + 7.00%	06/15/2026	189,500
729,488	Cengage Learning, Inc., First Lien - B Term Loan	3M US L + 5.00%	06/29/2026	662,353

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$1,630,000	Constant Contact, Inc., Second Lien - Initial Term Loan	3M US L + 7.50%, 0.75% Floor	02/12/2029	$1,287,700
905,000	DCert Buyer, Inc., Second Lien - First Amendment Refinancing Term Loan	3M US L + 7.00%	02/19/2029	848,438
760,000	DG Investment Intermediate Holdings 2, Inc., Second Lien - Initial Term Loan	1M US L + 6.75%, 0.75% Floor	03/30/2029	713,450
443,367	Edgewater Generation LLC, First Lien	1M US L + 3.75%	12/13/2025	391,298
3,125,188	Envision Healthcare Corp., First Lien	3M US L + 0.00%	03/31/2027	1,050,198
661,548	Intelsat Jackson Holdings S.A.TLB 1L	3M US L + 4.25%	01/26/2029	622,516
400,000	Kenan Advantage Group, Inc, Second Lien - Initial Term Loan	3M US L + 7.25%, 0.75% Floor	08/18/2027	370,000
435,000	LSF9 ATLANTIS HOLDINGS, LLC, First Lien - B Term Loan	3M US L + 7.25%	03/29/2029	414,338
823,879	Minotaur Acquisition, Inc., First Lien - B Term Loan	3M US L + 4.75%	03/27/2026	784,818
483,567	Misys, Ltd., First Lien - Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	422,154
705,000	Misys, Ltd., Second Lien - Dollar Term Loan	6M US L + 7.25%, 1.00% Floor	06/13/2025	580,307
1,023,597	Riverbed Technology, Inc., First Lien - Initial Term Loan	6M US L + 8.00%	12/06/2026	398,778
332,037	Sweetwater Borrower, LLC, First Lien - Initial Term Loan	1M US L + 4.25%	08/03/2028	303,813
966,936	Team Health Holdings, Inc., First Lien - Initial Term Loan	1M US L + 2.75%, 1.00% Floor	02/06/2024	888,372
592,025	Think & Learn Private, Ltd., First Lien - B Term Loan	3M US L + 6.00%	11/05/2026	433,868
680,000	TIBCO Software, Inc., Second Lien	1M US L + 7.25%	03/04/2028	678,725
1,748,941	Travel Leaders Group LLC, First Lien - 2018 Refinancing Term Loan	1M US L + 4.00%	01/25/2024	1,614,185
1,410,000	UKG, Inc. TL 2L	3M US L + 5.25%	05/03/2027	1,340,677
806,643	Vantage Specialty Chemicals, Inc., First Lien - Closing Date Term Loan	3M US L + 3.50%, 1.00% Floor	10/28/2024	778,160
683,100	Viad Corp, First Lien - Initial Term Loan	3M US L + 5.00%, 0.50% Floor	07/30/2028	651,220

See Notes to Financial Statements.

Annual Report | September 30, 2022	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$880,420	WaterBridge Midstream Operating LLC, First Lien - Initial Term Loan	3M US L + 5.75%, 1.00% Floor	06/22/2026	$851,987
				24,535,162

TOTAL BANK LOANS
(Cost $30,817,227)				27,744,600

COLLATERALIZED LOAN OBLIGATIONS - 4.57%
	AIMCO CLO
500,000	Series 2018-AA(d)(e)	3M US L + 2.55%	04/17/2031	$445,884
	AIMCO CLO 10, Ltd.
1,000,000	Series 2021-10A(d)(e)	3M US L + 2.90%	07/22/2032	909,276
	Apidos CLO XII
500,000	Series 2018-12A(d)(e)	3M US L + 2.60%	04/15/2031	436,335
	Apidos CLO XX
500,000	Series 2018-20A(d)(e)	3M US L + 2.95%	07/16/2031	441,770
	Apidos CLO XXIV
1,000,000	Series 2018-24A(d)(e)	3M US L + 5.80%	10/20/2030	819,559
	Babson CLO, Ltd.
500,000	Series 2018-IA(d)(e)	3M US L + 2.60%	01/20/2031	435,963
	Bain Capital Credit CLO 2017-2, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 6.50%	07/25/2034	417,447
1,000,000	Series 2021-2A(d)(e)	3M US L + 3.10%	07/25/2034	887,453
	Bain Capital Credit CLO 2021-2, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 3.15%	07/16/2034	445,356
	Bain Capital Credit CLO 2022-3, Ltd.
1,000,000	Series 2022-3A(d)(e)	3M US SOFR + 7.35%	07/17/2035	841,644
	Barings CLO, Ltd.
500,000	Series 2017-1A(d)(e)	3M US L + 3.60%	07/18/2029	465,054
500,000	Series 2018-4A(d)(e)	3M US L + 5.82%	10/15/2030	421,344
	Barings CLO, Ltd. 2018-III
1,295,000	Series 2018-3A(d)(e)	3M US L + 5.75%	07/20/2029	1,088,764
	Barings CLO, Ltd. 2019-I
1,500,000	Series 2021-1A(d)(e)	3M US L + 6.86%	04/15/2036	1,272,748
	Barings CLO, Ltd. 2019-II
500,000	Series 2021-2A(d)(e)	3M US L + 3.41%	04/15/2036	448,319
	Barings CLO, Ltd. 2021-II
500,000	Series 2021-2A(d)(e)	3M US L + 3.15%	07/15/2034	434,163
	Beechwood Park CLO, Ltd.
500,000	Series 2022-1A(d)(e)	3M US SOFR + 6.50%	01/17/2035	433,984

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	BlueMountain CLO, Ltd.
$500,000	Series 2018-3A(d)(e)	3M US L + 2.60%	04/20/2031	$431,166
	BlueMountain Fuji US CLO II, Ltd.
1,000,000	Series 2017-2A(d)(e)	3M US L + 3.00%	10/20/2030	882,579
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	10/15/2031	838,347
	Canyon Capital CLO 2016-2, Ltd.
500,000	Series 2018-2A(d)(e)	3M US L + 3.15%	10/15/2031	425,785
	Canyon Capital CLO 2017-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.00%	07/15/2030	452,855
	Canyon Capital CLO 2019-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 7.09%	04/15/2032	411,905
	Canyon Capital CLO 2021-2, Ltd.
1,250,000	Series 2021-2A(d)(e)	3M US L + 3.35%	04/15/2034	1,073,622
	Canyon Capital CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 2.75%	01/30/2031	857,028
1,500,000	Series 2018-1A(d)(e)	3M US L + 5.50%	01/30/2031	1,191,863
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	07/15/2031	816,455
500,000	Series 2018-1A(d)(e)	3M US L + 2.80%	07/15/2031	435,489
500,000	Series 2018-1RA(d)(e)	3M US L + 3.00%	07/15/2030	454,597
	Canyon CLO 2021-3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.05%	07/15/2034	883,811
	Canyon CLO 2021-4, Ltd.
1,000,000	Series 2021-4A(d)(e)	3M US L + 6.30%	10/15/2034	820,531
	Canyon CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	07/15/2031	451,152
	Carlyle Global Market Strategies CLO 2016-3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.30%	07/20/2034	861,594
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(d)(e)	3M US L + 5.35%	05/15/2031	784,038
	Carlyle US CLO 2020-2, Ltd.
2,000,000	Series 2021-2A(d)(e)	3M US L + 6.70%	01/25/2035	1,710,266
	Carlyle US CLO 2021-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.00%	04/15/2034	412,751
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.00%	04/15/2030	440,372
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.80%	04/15/2030	825,930
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.60%	04/17/2030	434,188
	Crown Point CLO IV, Ltd.
500,000	Series 2018-4A(d)(e)	3M US L + 1.90%	04/20/2031	455,352
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(d)(e)	3M US L + 2.55%	05/15/2031	436,819
	Dryden 60 CLO, Ltd.
1,000,000	Series 2018-60A(d)(e)	3M US L + 3.00%	07/15/2031	895,414

See Notes to Financial Statements.

Annual Report | September 30, 2022	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Elevation CLO 2021-14, Ltd.
$500,000	Series 2021-14A(d)(e)	3M US L + 2.30%	10/20/2034	$451,946
	Elmwood CLO IX, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 2.94%	07/20/2034	441,496
500,000	Series 2021-2A(d)(e)	3M US L + 5.94%	07/20/2034	422,898
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	07/15/2030	447,565
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.40%	07/15/2030	836,458
	Galaxy XIX CLO, Ltd.
1,300,000	Series 2017-19A(d)(e)	3M US L + 6.53%	07/24/2030	1,013,755
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(d)(e)	3M US L + 6.40%	10/15/2030	873,565
	Goldentree Loan Management US CLO, Ltd.
1,000,000	Series 2018-3A(d)(e)	3M US L + 2.85%	04/20/2030	896,050
	Milos CLO, Ltd.
500,000	Series 2020-1A(d)(e)	3M US L + 6.15%	10/20/2030	431,376
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.05%	10/20/2030	445,293
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.50%	10/20/2030	820,840
	Neuberger Berman Loan Advisers CLO 37, Ltd.
500,000	Series 2021-37A(d)(e)	3M US L + 5.75%	07/20/2031	436,136
	Neuberger Berman Loan Advisers CLO 42, Ltd.
500,000	Series 2021-42A(d)(e)	3M US L + 5.95%	07/16/2035	416,058
	Neuberger Berman Loan Advisers Clo 44, Ltd.
1,000,000	Series 2021-44A(d)(e)	3M US L + 6.00%	10/16/2034	853,531
	Point Au Roche Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.13%	07/20/2034	417,309
	PPM CLO 3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.20%	04/17/2034	872,479
	Rockland Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.25%	04/20/2034	418,728
	Sound Point CLO XXIII
500,000	Series 2021-2A(d)(e)	3M US L + 3.30%	07/15/2034	423,424
	Sound Point CLO XXIV
1,375,000	Series 2021-3A(d)(e)	3M US L + 6.72%	10/25/2034	1,107,208
	Sound Point CLO XXVI, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.35%	07/20/2034	427,413
	Sound Point CLO XXVIII, Ltd.
1,000,000	Series 2020-3A(d)(e)	3M US L + 6.90%	01/25/2032	839,400
	Sound Point CLO XXXII, Ltd.
500,000	Series 2021-4A(d)(e)	3M US L + 3.40%	10/25/2034	428,544
500,000	Series 2021-4A(d)(e)	3M US L + 6.70%	10/25/2034	395,340

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Stewart Park CLO, Ltd.
$500,000	Series 2018-1A(d)(e)	3M US L + 2.60%	01/15/2030	$430,874
	Symphony CLO XVII, Ltd.
1,500,000	Series 2018-17A(d)(e)	3M US L + 2.65%	04/15/2028	1,416,750
	Thayer Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.25%	04/20/2034	430,542
	THL Credit Wind River 2017-1 CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.91%	04/18/2036	432,927
	THL Credit Wind River 2017-3 CLO, Ltd.
750,000	Series 2021-3A(d)(e)	3M US L + 3.88%	04/15/2035	660,872
500,000	Series 2021-3A(d)(e)	3M US L + 7.08%	04/15/2035	425,072
	THL Credit Wind River 2018-3 CLO, Ltd.
2,000,000	Series 2018-3A(d)(e)	3M US L + 2.95%	01/20/2031	1,755,000
	THL Credit Wind River CLO, Ltd.
500,000	Series 2018-1A(d)(e)	2.90% - 3M US L	07/15/2030	440,107
2,000,000	Series 2018-1A(d)(e)	5.50% - 3M US L	07/15/2030	1,663,248
1,000,000	Series 2018-1A(d)(e)	3M US L + 3.00%	07/18/2031	883,506
1,000,000	Series 2018-2A(d)(e)	3M US L + 5.75%	07/15/2030	826,693
1,000,000	Series 2018-3A(d)(e)	3M US L + 6.22%	10/22/2031	832,702
	Unity-Peace Park CLO, Ltd.
500,000	Series 2022-1A(d)(e)	3M US SOFR + 7.175%	04/20/2035	429,298
	Upland CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	04/20/2031	436,591
	VERDE CLO, Ltd.
1,000,000	Series 2021-1A(d)(e)	3M US L + 3.25%	04/15/2032	888,824
	VOYA CLO 2017-2
1,000,000	Series 2017-2A(d)(e)	3M US L + 6.02%	06/07/2030	831,818
	Voya CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US SOFR + 3.06161%	04/18/2031	436,500
1,000,000	Series 2018-2A(d)(e)	3M US L + 2.75%	07/15/2031	873,986
1,000,000	Series 2018-2A(d)(e)	3M US L + 5.25%	07/15/2031	811,254
500,000	Series 2018-3A(d)(e)	3M US L + 6.20%	10/20/2031	410,467
500,000	Series 2018-4A(d)(e)	3M US L + 5.95%	07/14/2031	401,651
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	5.50% - 3M US L	07/20/2030	796,638
	Wind River 2013-1 CLO, Ltd.
500,000	Series 2017-1A(d)(e)	3M US L + 3.65%	07/20/2030	455,741
	Wind River 2014-3 CLO, Ltd.
1,500,000	Series 2018-3A(d)(e)	3M US L + 3.40%	10/22/2031	1,309,656

See Notes to Financial Statements.

Annual Report | September 30, 2022	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Wind River 2021-2 CLO, Ltd.
$500,000	Series 2021-2A(d)(e)	3M US L + 6.43%	07/20/2034	$406,046

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $70,679,937)				61,132,547

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.01%
	Bellemeade Real Estate, Ltd.
84,333	Series 2019-2A(d)(e)	1M US L + 1.45%	04/25/2029	84,312

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $84,333)				84,312

EQUITY - LINKED NOTES - 0.00%(j)
263,093	Inverpamplona SA(h)(k)	0.00%	12/30/2028	–

TOTAL EQUITY - LINKED NOTES
(Cost $11,250)				–

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 20.75%
	Aaset 2021-2 Trust
478,067	Series 2021-2A(d)	3.54%	12/15/2028	381,033
	AASET, Ltd.
427,473	Series 2018-1A(d)	3.84%	09/16/2023	324,572
	ABFC Trust
2,720,724	Series 2007-WMC1(e)	1M US L + 1.25%	06/25/2037	2,002,350
	Alen Mortgage Trust
1,107,000	Series 2021-ACEN(d)(e)	1M US L + 4.00%	04/15/2026	1,004,100
	AMSR
5,100,000	Series 2020-SFR3(d)	4.99%	09/17/2025	4,764,896
5,000,000	Series 2021-SFR1(d)(e)	4.61%	06/17/2028	4,076,606
	AREIT Trust
1,265,000	Series 2019-CRE3(d)(e)	30D SOFR + 2.76%	09/16/2036	1,201,072
	Atlas Senior Loan Fund X, Ltd.
491,101	Series 2018-10A(d)(e)	3M US L + 1.09%	01/15/2031	482,020
	Atrium Hotel Portfolio Trust
1,309,000	Series 2018-ATRM(d)(e)	1M US L + 3.40%	06/15/2035	1,221,911
	Atrium IX
500,000	Series 2017-9A(d)(e)	3M US L + 3.60%	05/28/2030	454,665
	Atrium XIII
1,000,000	Series 2017-13A(d)(e)	3M US L + 6.05%	11/21/2030	856,942
	Atrium XIV LLC
1,000,000	Series 2018-14A(d)(e)	3M US L + 5.65%	08/23/2030	868,535

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Atrium XV
$1,000,000	Series 2018-15A(d)(e)	3M US L + 3.00%	01/23/2031	$903,826
	BAMLL Commercial Mortgage Securities Trust
683,000	Series 2019-AHT(d)(e)	2.57%	03/15/2034	657,051
	Banc of America Commercial Mortgage Trust
600,000	Series 2015-UBS7(e)	4.48%	09/15/2025	558,059
	BANK
200,000	Series 2017-BNK5(e)	4.33%	06/15/2027	174,544
10,291,000	Series 2018-BN12(d)(e)(m)	1.50%	05/15/2061	650,009
660,000	Series 2022-BNK39	3.18%	01/15/2032	530,839
165,000	Series 2022-BNK39(d)	2.50%	01/15/2032	94,441
	BANK 2020-BNK27
16,875,000	Series 2020-BN27(d)(e)(m)	0.83%	04/15/2030	749,098
	BANK 2021-BNK37
381,000	Series 2021-BN37(e)	3.21%	11/15/2031	277,057
	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10
1,045,000	Series 2016-UB10(e)	5.00%	05/15/2026	958,332
	BBCMS Mortgage Trust
519,000	Series 2022-C17	4.44%	08/15/2032	490,328
	BBCMS Trust
3,000,000	Series 2018-CBM(d)(e)	1M US L + 3.55%	07/15/2037	2,847,129
	Benchmark Mortgage Trust
11,415,171	Series 2018-B2(e)(m)	0.57%	01/15/2028	166,933
600,000	Series 2018-B2(e)	4.38%	01/15/2028	524,381
21,872,883	Series 2018-B4(e)(m)	0.66%	06/15/2028	393,463
1,589,000	Series 2018-B4(d)(e)	2.95%	07/17/2051	1,158,815
954,000	Series 2020-B17(e)	3.37%	03/15/2030	738,751
522,000	Series 2020-B18(d)	4.14%	08/15/2025	436,399
1,510,000	Series 2021-B31(d)	2.25%	11/15/2031	826,164
592,000	Series 2022-B32(e)	3.53%	01/15/2032	485,534
	BF Mortgage Trust
705,000	Series 2019-NYT(d)(e)	1M US L + 3.00%	12/15/2035	610,094
	Blackbird Capital Aircraft
1,407,873	Series 2021-1A(d)	3.45%	07/15/2028	1,071,852
	BMO Mortgage Trust
7,951,000	Series 2022-C1(d)(e)(m)	1.89%	02/15/2032	1,008,624
	BX Trust
636,000	Series 2019-OC11(d)(e)	4.08%	12/09/2029	521,678
2,964,000	Series 2019-OC11(d)(e)	4.08%	12/06/2041	2,269,107
900,000	Series 2021-VIEW(d)(e)	1M US L + 3.93%	06/15/2023	831,788
	Cantor Commercial Real Estate Lending
1,113,000	Series 2019-CF1(d)(e)	4.12%	04/15/2024	1,022,567

See Notes to Financial Statements.

Annual Report | September 30, 2022	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Carbon Capital VI Commercial Mortgage Trust
$359,976	Series 2019-FL2(d)(e)	1M US L + 2.85%	11/15/2021	$353,272
	Carvana Auto Receivables Trust
5,300	Series 2021-N1(d)	0.00%	01/10/2028	1,463,429
5,250	Series 2021-N2(d)	0.00%	03/10/2028	1,658,908
	Cascade MH Asset Trust
4,601,000	Series 2019-MH1(d)(e)	5.99%	10/25/2024	4,255,432
	Castlelake Aircraft Securitization Trust
3,384,324	Series 2018-1(d)	6.63%	06/15/2043	2,109,283
	Castlelake Aircraft Structured Trust
460,890	Series 2019-1A(d)	3.97%	04/15/2026	406,064
2,750,000	Series 2019-1A(d)	0.00%	04/15/2039	426,250
	Cathedral Lake VIII, Ltd.
1,000,000	Series 2021-8A(d)(e)	3M US L + 2.62%	01/20/2035	916,382
1,000,000	Series 2021-8A(d)(e)	3M US L + 3.42%	01/20/2035	885,036
	CD Mortgage Trust
750,000	Series 2017-CD4(e)	4.35%	04/10/2027	637,801
	CIFC Funding 2019-III, Ltd.
650,000	Series 2021-3A(d)(e)	3M US L + 6.80%	10/16/2034	551,577
	CIFC Funding 2022-III, Ltd.
500,000	Series 2022-3A(d)(e)	3M US SOFR + 3.75%	04/21/2035	450,503
	CIFC Funding, Ltd.
850,000	Series 2021-1A(d)(e)	3M US L + 6.00%	04/25/2033	755,133
500,000	Series 2021-4A(d)(e)	3M US L + 2.85%	07/15/2033	444,790
500,000	Series 2021-4A(d)(e)	3M US L + 5.95%	07/15/2033	429,406
2,500,000	Series 2021-5A(d)(e)	3M US L + 6.50%	07/15/2034	2,122,665
	Citigroup Commercial Mortgage Trust
3,302,213	Series 2014-GC25(e)(m)	0.96%	10/10/2047	48,302
866,000	Series 2015-GC27(d)(e)	4.42%	02/12/2048	773,984
400,000	Series 2015-GC31(e)	4.05%	06/10/2025	353,287
344,000	Series 2016-GC36(d)	2.85%	02/12/2049	200,682
464,000	Series 2017-C4(e)	4.10%	10/12/2027	412,720
225,000	Series 2019-GC41	3.20%	08/10/2029	185,933
1,000,000	Series 2019-SMRT(d)(e)	4.75%	01/10/2036	951,499
1,433,000	Series 2020-555(d)(e)	3.62%	12/12/2041	931,509
546,000	Series 2022-GC48(e)	4.74%	05/15/2032	525,355
	Citigroup Mortgage Loan Trust
640,646	Series 2006-WF1(l)	4.67%	03/25/2036	316,219
964,522	Series 2007-OPX1(l)	6.33%	01/25/2037	394,085
	Cologix Data Centers US Issuer LLC
2,800,000	Series 2021-1A(d)	5.99%	12/28/2026	2,456,563

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	COMM 2014-CCRE16 Mortgage Trust
$1,100,000	Series 2014-CR16(e)	5.08%	04/10/2024	$1,044,052
	Commercial Mortgage Pass-Through Certificates
242,400	Series 2014-CR19(e)	4.70%	08/10/2024	230,465
8,396,129	Series 2014-UBS4(d)	3.75%	08/10/2024	856,676
11,000	Series 2014-UBS4(d)(e)	0.00%	08/10/2047	1
2,670,472	Series 2015-CR22(e)(m)	0.89%	03/10/2025	43,610
4,244,041	Series 2015-CR26(e)(m)	0.93%	09/10/2025	87,691
	CORE Mortgage Trust
432,000	Series 2019-CORE(d)(e)	1M US L + 1.90%	12/15/2031	404,426
432,000	Series 2019-CORE(d)(e)	1M US L + 2.35%	12/15/2031	400,068
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(l)	6.20%	09/25/2036	832,708
125,208	Series 2007-1(e)	5.90%	05/25/2037	32,464
	CSAIL Commercial Mortgage Trust
5,037,452	Series 2015-C1(e)(m)	0.96%	01/15/2025	68,605
490,000	Series 2016-C6(e)	5.08%	04/15/2026	438,184
1,362,000	Series 2016-C6(d)(e)	5.08%	01/15/2049	1,072,086
	CSMC
832,000	Series 2021-B33(d)(e)	3.77%	10/10/2031	637,487
	CSMC Mortgage-Backed Trust
223,000	Series 2017-CHOP(d)(e)	1M US L + 3.30%	07/15/2032	202,777
	DBJPM 16-C1 Mortgage Trust
1,309,000	Series 2016-C1(e)	3.33%	05/12/2049	1,112,393
	Diamond Infrastructure Funding LLC
2,000,000	Series 2021-1A(d)	3.48%	12/20/2026	1,646,612
	DOLP Trust
1,000,000	Series 2021-NYC(d)(e)	3.70%	05/10/2031	725,613
	Dryden 38 Senior Loan Fund
1,000,000	Series 2018-38A(d)(e)	3M US L + 5.60%	07/15/2030	790,182
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(d)(e)	3M US L + 5.75%	08/15/2031	795,098
500,000	Series 2018-40A(d)(e)	3M US L + 3.10%	08/15/2031	450,712
	Dryden 42 Senior Loan Fund
500,000	Series 2018-42A(d)(e)	3M US L + 2.93%	07/15/2030	434,421
	Fannie Mae-Aces
24,699,473	Series 2019-M12(e)(m)	0.70%	06/25/2029	542,687
14,653,966	Series 2019-M24(e)(m)	1.15%	03/25/2031	622,974
39,291,169	Series 2019-M7(e)(m)	0.35%	04/25/2029	584,610
44,952,044	Series 2020-M10(e)(m)	0.82%	12/25/2027	1,296,655
47,830,308	Series 2020-M10(e)(m)	0.87%	07/25/2032	2,951,154
13,935,569	Series 2020-M13(e)(m)	1.30%	09/25/2030	508,156
43,260,551	Series 2021-M23(e)(m)	0.67%	11/01/2031	989,373

See Notes to Financial Statements.

Annual Report | September 30, 2022	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	FirstKey Homes
$1,100,000	Series 2020-SFR1(d)	4.28%	08/19/2037	$984,940
	FMC GMSR Issuer Trust
6,000,000	Series 2021-GT1(d)(e)	4.36%	07/25/2026	4,645,666
5,000,000	Series 2021-GT2(d)(e)	4.44%	10/25/2026	3,907,599
	Fontainebleau Miami Beach Trust
1,656,000	Series 2019-FBLU(d)(e)	3.96%	12/12/2036	1,442,625
	FREMF Mortgage Trust
890,367	Series 2015-KF07(d)(e)	1M US L + 4.95%	02/25/2025	889,175
1,000,094	Series 2016-KF19(d)(e)	1M US L + 5.50%	06/25/2023	989,109
887,222	Series 2016-KF25(d)(e)	1M US L + 5.00%	10/25/2023	886,134
2,014,680	Series 2018-KF56(d)(e)	1M US L + 5.80%	11/25/2028	1,868,160
1,658,320	Series 2019-KF71(d)(e)	1M US L + 6.00%	10/25/2029	1,637,682
	FRTKL
4,050,000	Series 2021-SFR1(d)	4.11%	09/17/2026	3,357,960
	GAIA Aviation, Ltd.
450,176	Series 2019-1(d)(l)	3.97%	12/15/2026	362,071
429,908	Series 2019-1(d)(l)	7.00%	12/15/2026	282,930
	Ginnie Mae Strip
7,370,805	Series 2020-3(m)	1.40%	09/16/2045	595,554
	Great Wolf Trust
3,084,000	Series 2019-WOLF(d)(e)	1M US L + 3.13%	12/15/2036	2,921,834
	GS Mortgage Securities Corp. II
1,111,000	Series 2021-ARDN(d)(e)	1M US L + 5.00%	11/15/2023	995,117
1,111,000	Series 2021-ARDN(d)(e)	1M US L + 5.9332%	11/15/2023	984,806
	GS Mortgage Securities Corp. Trust
1,000,000	Series 2018-RIVR(d)(e)	1M US L + 1.55%	07/15/2035	867,812
	GS Mortgage Securities Corportation Trust
691,000	Series 2021-IP(d)(e)	1M US L + 2.10%	10/15/2023	645,243
691,000	Series 2021-IP(d)(e)	1M US L + 3.55%	10/15/2023	642,196
	GS Mortgage Securities Trust
9,902	Series 2011-GC3(d)(e)(m)	0.29%	03/10/2044	0
340,569	Series 2011-GC5(d)(e)(m)	1.95%	08/10/2044	3
2,417,000	Series 2014-GC26(d)(e)	4.51%	11/10/2047	1,775,524
1,110,000	Series 2015-GC28(d)(e)	4.45%	02/10/2048	989,669
6,974,716	Series 2015-GS1(e)(m)	0.77%	11/10/2025	138,886
1,954,000	Series 2018-TWR(d)(e)	1M US L + 3.92%	07/15/2031	1,619,866
636,000	Series 2020-GC45(e)	3.41%	12/13/2029	524,438
	GSAA Home Equity Trust
1,922,705	Series 2006-13(e)	6.04%	07/25/2036	646,367
458,049	Series 2006-18(l)	6.18%	11/25/2036	122,333
143,181	Series 2006-6(e)	5.69%	03/25/2036	44,272
826,235	Series 2007-2(l)	6.60%	03/25/2037	212,914

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	GSCG Trust
$675,000	Series 2019-600C(d)(e)	3.99%	09/06/2024	$568,344
	Hardee's Funding LLC
960,000	Series 2018-1A(d)	5.71%	06/20/2028	882,008
	Hawaii Hotel Trust
1,391,000	Series 2019-MAUI(d)(e)	1M US L + 2.75%	05/15/2038	1,305,175
	Hayfin Kingsland X, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 1.85%	04/28/2031	472,798
	Highbridge Loan Management 3-2014
500,000	Series 2017-2014(d)(e)	3M US L + 3.60%	07/18/2029	449,472
	Highbridge Loan Management 4-2014, Ltd.
500,000	Series 2018-2014(d)(e)	3M US L + 5.55%	01/28/2030	401,441
	Highbridge Loan Management, Ltd.
500,000	Series 2017-2A(d)(e)	3M US L + 6.60%	10/20/2029	416,150
2,000,000	Series 2018-2015(d)(e)	3M US L + 5.10%	02/05/2031	1,499,820
500,000	Series 2018-2016(d)(e)	3M US L + 2.90%	07/20/2030	429,363
	Horizon Aircraft Finance III, Ltd.
894,032	Series 2019-2(d)	3.43%	11/15/2026	739,821
	HPLY Trust
1,065,065	Series 2019-HIT(d)(e)	1M US L + 3.90%	11/17/2036	1,007,814
	HSI Asset Securitization Corp. Trust
5,651,521	Series 2006-HE1(e)	1M US L + 0.28%	10/25/2036	1,927,712
1,310,486	Series 2007-NC1(e)	1M US L + 0.18%	04/25/2037	932,532
	Invitation Homes
994,857	Series 2018-SFR1(d)(e)	1M US L + 1.25%	03/17/2037	980,607
	ITE Rail Fund Levered LP
924,562	Series 2021-1A(d)	2.25%	02/28/2051	806,819
706,806	Series 2021-3A(d)	2.21%	06/28/2027	606,864
	J.P. Morgan Chase Commercial Mortgage Securities Trust
2,092,000	Series 2018-AON(d)(e)	4.61%	07/05/2023	1,711,808
	JP Morgan BB Commercial Mortgage Securities Trust
2,086,000	Series 2014-C23(d)(e)	3.36%	11/18/2048	1,710,587
4,110,987	Series 2015-C28(e)(m)	1.09%	03/15/2025	65,352
7,521,228	Series 2015-C30(e)(m)	0.58%	07/15/2025	76,642
2,914,583	Series 2015-C31(e)(m)	0.97%	08/15/2025	56,761
	JP Morgan Chase Commercial Mortgage Securities Trust
1,157,000	Series 2011-C3(d)(e)	5.71%	02/15/2046	552,836
1,010,000	Series 2018-WPT(d)(e)	5.54%	07/05/2023	962,998
704,000	Series 2019-MFP(d)(e)	1M US L + 3.00%	07/15/2036	649,818
235,000	Series 2019-UES(d)	4.34%	05/05/2032	222,101

See Notes to Financial Statements.

Annual Report | September 30, 2022	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$1,135,000	Series 2019-UES(d)(e)	4.45%	05/05/2032	$1,051,296
915,000	Series 2021-MHC(d)(e)	1M US L + 2.45%	04/15/2026	862,831
	JP Morgan Mortgage Acquisition Corp.
3,900,000	Series 2005-WMC1(e)	1M US L + 0.90%	09/25/2035	3,421,231
188,092	Series 2006-CH2(l)	5.46%	09/25/2029	123,928
	JP Morgan Mortgage Acquisition Trust
3,525,337	Series 2006-RM1(e)	1M US L + 0.48%	08/25/2036	1,644,667
	JPMBB Commercial Mortgage Securities Trust
17,557,787	Series 2014-C24(e)(m)	1.01%	09/17/2047	207,403
1,110,000	Series 2014-C26(d)(e)	4.02%	12/15/2024	971,775
519,000	Series 2015-C27(e)	4.44%	02/15/2025	476,243
	JPMCC Commercial Mortgage Securities Trust
486,000	Series 2017-JP7(e)	3.78%	07/15/2027	403,813
	Kestrel Aircraft Funding, Ltd.
474,982	Series 2018-1A(d)	4.25%	10/15/2025	423,829
	Laurel Road Prime Student Loan Trust
19,529,035	Series 2020-A(d)	0.00%	11/25/2050	1,712,364
	LCM 28, Ltd.
1,000,000	Series 2018-28A(d)(e)	3M US L + 5.75%	10/20/2030	788,445
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(d)(e)	3M US L + 5.60%	07/16/2031	389,850
	LCM XIV LP
1,000,000	Series 2018-14A(d)(e)	3M US L + 2.75%	07/20/2031	861,635
750,000	Series 2018-14A(d)(e)	3M US L + 5.50%	07/20/2031	586,423
	LCM XVII LP
1,000,000	Series 2018-17A(d)(e)	3M US L + 6.00%	10/15/2031	795,906
	LCM XX LP
1,000,000	Series 2018-20A(d)(e)	3M US L + 5.45%	10/20/2027	884,395
	LLPL Capital Pte, Ltd.
1,194,480	Series REGS(c)	6.88%	02/04/2039	963,085
	LSTAR Commercial Mortgage Trust
1,150,000	Series 2017-5(d)(e)	4.83%	03/10/2027	928,061
	MACH 1 Cayman, Ltd.
1,035,569	Series 2019-1(d)	3.47%	08/15/2026	898,237
	Madison Park Funding LII, Ltd.
500,000	Series 2021-52A(d)(e)	3M US L + 3.15%	01/22/2035	434,226
	Madison Park Funding XIV, Ltd.
1,000,000	Series 2018-14A(d)(e)	3M US L + 2.95%	10/22/2030	895,731
1,000,000	Series 2018-14A(d)(e)	3M US L + 5.80%	10/22/2030	828,003

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Madison Park Funding XLV, Ltd.
$1,000,000	Series 2021-45A(d)(e)	3M US L + 3.15%	07/15/2034	$889,550
600,000	Series 2021-45A(d)(e)	3M US L + 6.35%	07/15/2034	513,250
	Madison Park Funding XXVI, Ltd.
500,000	Series 2017-26A(d)(e)	3M US L + 6.50%	07/29/2030	437,924
	Madison Park Funding XXXVIII, Ltd.
1,000,000	Series 2021-38A(d)(e)	3M US L + 6.00%	07/17/2034	815,207
	Master Asset Backed Securities Trust
4,160,426	Series 2006-NC3(e)	1M US L + 0.21%	10/25/2036	2,284,116
	MBRT
1,406,000	Series 2019-MBR(d)(e)	1M US L + 3.15%	11/25/2021	1,322,662
	Med Trust
258,000	Series 2021-MDLN(d)(e)	1M US L + 2.00%	11/15/2023	244,845
1,100,000	Series 2021-MDLN(d)(e)	1M US L + 5.25%	11/15/2023	1,018,373
	Merrill Lynch Mortgage Investors Trust
10,118,084	Series 2006-RM3(e)	1M US L + 0.48%	06/25/2037	2,318,594
	MFT Trust
2,010,000	Series 2020-ABC(d)(e)	3.48%	02/10/2030	1,354,948
	MHC Commercial Mortgage Trust
675,000	Series 2021-MHC(d)(e)	1M US L + 2.60%	04/15/2026	624,443
	MKT Mortgage Trust
250,000	Series 2020-525M(d)(e)	2.94%	02/12/2030	154,812
	Morgan Stanley Bank of America Merrill Lynch Trust
822,000	Series 2015-C21(e)	4.27%	02/15/2025	692,980
1,292,000	Series 2016-C31(d)(e)	3.00%	10/15/2026	876,960
1,100,000	Series 2017-C34(d)	2.70%	10/15/2027	765,782
	Morgan Stanley Capital I
858,000	Series 2017-HR2(e)	4.48%	12/15/2027	751,335
	Morgan Stanley Capital I Trust
1,112,425	Series 2016-UB11 XA(e)(m)	1.58%	08/15/2026	48,574
576,000	Series 2017-CLS(d)(e)	1M US L + 2.60%	11/15/2034	565,090
765,000	Series 2018-H4(d)	3.00%	12/15/2028	528,679
1,000,000	Series 2018-SUN(d)(e)	1M US L + 3.05%	07/15/2035	961,055
750,000	Series 2019-H7	4.13%	07/15/2029	624,784
826,000	Series 2021-L6(e)	3.58%	07/15/2031	625,185
10,249,000	Series 2021-L7(d)(e)(m)	1.04%	10/15/2031	704,690
	Morgan Stanley Mortgage Loan Trust
342,257	Series 2007-3XS(l)	6.20%	01/25/2047	134,777
	Mosaic Solar Loan Trust
66,595	Series 2017-1A(d)	4.45%	06/20/2042	63,589
278,723	Series 2018-1A(d)	4.01%	08/20/2030	259,402
1,684,040	Series 2020-1A(d)	0.00%	04/20/2046	1,281,816

See Notes to Financial Statements.

Annual Report | September 30, 2022	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$505,207	Series 2020-2A(d)	3.00%	06/20/2025	$461,216
	MSCG Trust
1,631,000	Series 2018-SELF(d)(e)	1M US L + 3.05%	10/15/2037	1,517,599
	MVW 2021-1W LLC
791,364	Series 2021-1WA(d)	1.94%	01/22/2041	701,977
917,982	Series 2021-1WA(d)	3.17%	01/22/2041	802,682
	Navient Private Education Refi Loan Trust
500,000	Series 2018-A(d)	3.68%	11/17/2025	498,517
	Octagon Investment Partners 20-R, Ltd.
1,500,000	Series 2019-4A(d)(e)	3M US L + 6.80%	05/12/2031	1,269,622
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 8.09%	07/15/2030	783,404
	Octagon Investment Partners 29, Ltd.
500,000	Series 2020-1A(d)(e)	3M US L + 3.10%	01/24/2033	437,066
2,000,000	Series 2020-1A(d)(e)	3M US L + 7.25%	01/24/2033	1,650,000
	Octagon Investment Partners 37, Ltd.
500,000	Series 2018-2A(d)(e)	3M US L + 2.85%	07/25/2030	439,174
	Octagon Investment Partners 40, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 7.00%	01/20/2035	413,804
	Octagon Investment Partners 42, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 6.75%	07/15/2034	830,095
	Octagon Investment Partners 46, Ltd.
1,000,000	Series 2021-2A(d)(e)	3M US L + 6.60%	07/15/2036	830,328
	Octagon Investment Partners 49, Ltd.
625,000	Series 2021-5A(d)(e)	3M US L + 6.75%	01/15/2033	551,808
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.00%	07/17/2030	432,618
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	07/17/2030	812,607
	Octagon Investment Partners XXI, Ltd.
1,000,000	Series 2019-1A(d)(e)	3M US L + 7.00%	02/14/2031	859,294
	Octagon Investment Partners XXII, Ltd.
970,000	Series 2018-1A(d)(e)	3M US L + 1.90%	01/22/2030	903,749
500,000	Series 2018-1A(d)(e)	3M US L + 5.45%	01/22/2030	406,042
	OHA Credit Funding 1, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.05%	10/20/2030	450,010

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	OHA Credit Funding 3, Ltd.
$1,000,000	Series 2021-3A(d)(e)	3M US L + 2.90%	07/02/2035	$893,006
2,000,000	Series 2021-3A(d)(e)	3M US L + 6.25%	07/02/2035	1,725,625
	OHA Credit Funding 5, Ltd.
2,000,000	Series 2020-5A(d)(e)	3M US L + 6.25%	04/18/2033	1,749,579
	OHA Credit Funding 9, Ltd.
500,000	Series 2021-9A(d)(e)	3M US L + 2.94%	07/19/2035	447,622
	One Market Plaza Trust
688,000	Series 2017-1MKT(d)	4.14%	02/10/2032	634,037
	Pagaya AI Debt Selection Trust
2,500,000	Series 2020-3(d)	6.43%	05/17/2027	2,464,036
766,524	Series 2021-2(d)	3.00%	01/25/2029	716,388
2,000,000	Series 2021-5(d)	0.00%	08/15/2029	2,400,268
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW
5,000,000	Series 2005-WCW2(e)	1M US L + 0.98%	07/25/2035	4,072,675
	People's Choice Home Loan Securities Trust
5,000,000	Series 2005-4(e)	1M US L + 0.65%	12/25/2035	2,995,018
	Primrose Funding LLC
972,500	Series 2019-1A(d)	4.48%	07/30/2026	888,307
	Progress Residential
2,500,000	Series 2021-SFR3(d)	4.75%	05/17/2026	2,152,777
	Progress Residential
6,900,000	Series 2021-SFR8(d)	4.01%	10/17/2026	5,738,567
	RR 2, Ltd.
1,000,000	Series 2021-2A(d)(e)	3M US L + 5.80%	04/15/2036	842,461
	RR 6, Ltd.
1,000,000	Series 2021-6A(d)(e)	3M US L + 5.85%	04/15/2036	795,661
	Sapphire Aviation Finance I, Ltd.
2,144,720	Series 2018-1A(d)	5.93%	03/15/2025	1,431,334
	Sapphire Aviation Finance II, Ltd.
381,455	Series 2020-1A(d)	3.23%	03/15/2027	302,309
	SG Commercial Mortgage Securities Trust
1,854,000	Series 2016-C5	3.93%	06/10/2026	1,649,867
	Signal Rail I LLC
480,016	Series 2021-1(d)	2.23%	08/17/2028	399,803
	S-Jets, Ltd.
887,035	Series 2017-1(d)	3.97%	08/15/2025	724,889
	SLG Office Trust
1,100,000	Series 2021-OVA(d)	2.85%	07/15/2031	757,376
	SMB Private Education Loan Trust
250,720	Series 2018-B(d)(e)	1M US L + 0.72%	08/15/2027	247,208
968	Series 2021-A(d)	0.00%	01/15/2053	2,367,034

See Notes to Financial Statements.

Annual Report | September 30, 2022	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	SMR Mortgage Trust
$964,590	Series 2022-IND(d)(e)	1M US SOFR + 7.50%	02/15/2024	$911,008
	Sofi Alternative Consumer Loan Program
50,000	Series 2021-2(d)	0.00%	08/15/2030	1,453,098
	Sofi Professional Loan Program Trust
80,000	Series 2018-C(d)	0.00%	01/25/2048	1,219,581
	SoFi Professional Loan Program Trust
50,000	Series 2020-A(d)	0.00%	05/15/2046	1,603,901
	Sofi Professional Loan Program, LLC
32,412	Series 2018-A(d)	0.00%	02/25/2042	623,021
	SoFi Professional Loan Program, LLC
300,000	Series 2017-D(d)	3.61%	09/25/2040	287,626
	Sprite, Ltd.
462,120	Series 2021-1(d)	3.75%	10/15/2028	391,185
	SREIT Trust
1,150,000	Series 2021-MFP2(d)(e)	1M US L +3.9155%	11/15/2023	1,064,754
	Stack Infrastructure Issuer LLC
964,167	Series 2019-1A(d)	4.54%	02/26/2024	952,579
	Start, Ltd.
600,594	Series 2018-1(d)	4.09%	05/15/2025	486,152
623,406	Series 2019-1(d)	4.09%	03/15/2026	503,849
	Sunnova Helios VII Issuer LLC
1,166,363	Series 2021-C(d)	2.63%	10/20/2028	973,937
	Sunnova Sol III Issuer LLC
1,399,652	Series 2021-1(d)	2.58%	04/30/2031	1,144,616
	Sunnova Sol Issuer LLC
927,814	Series 2020-1A(d)	3.35%	01/30/2030	779,431
	Thunderbolt Aircraft Lease, Ltd.
1,609,442	Series 2017-A(d)(l)	4.21%	04/15/2024	1,396,159
	Thunderbolt II Aircraft Lease, Ltd.
4,464,286	Series 2018-A(d)(l)	5.07%	09/15/2038	2,600,728
	TIF Funding II LLC
348,333	Series 2021-1A(d)	1.65%	02/20/2046	288,900
	TPGI Trust
800,000	Series 2021-DGWD(d)(e)	1M US L + 3.85%	06/15/2026	744,559
	Tricon Residential
3,700,000	Series 2021-SFR1(d)	4.13%	07/17/2026	3,157,600
	Trimaran Cavu 2019-1, Ltd.
1,700,000	Series 2019-1A(d)(e)	3M US L + 4.15%	07/20/2032	1,552,209

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	TTAN
$740,642	Series 2021-MHC(d)(e)	1M US L + 2.90%	03/15/2026	$681,892
	UBS Commercial Mortgage Trust
31,908,500	Series 2017-C3(e)(m)	0.55%	08/15/2050	632,088
650,000	Series 2017-C4(e)	4.24%	09/15/2027	579,586
520,000	Series 2018-C10(e)	5.22%	05/15/2028	465,157
928,000	Series 2018-C9(e)	5.12%	03/15/2028	809,841
	UBS-Barclays Commercial Mortgage Trust
1,993,000	Series 2013-C5(d)(e)	4.08%	03/12/2046	1,517,901
	Upstart Pass-Through Trust
210,605	Series 2021-ST1(d)	2.75%	02/20/2027	201,033
461,555	Series 2021-ST2(d)	2.50%	04/20/2027	441,185
	Upstart Securitization Trust
250,000	Series 2020-3(d)	3.01%	11/20/2030	247,714
2,000	Series 2021-2	0.00%	06/20/2031	539,388
	US Auto Funding 2021-1
1,125,000	Series 2021-1A(d)	2.20%	05/15/2026	1,053,836
	Vault DI Issuer LLC
750,000	Series 2021-1A(d)	2.80%	07/15/2026	643,285
	Velocity Commercial Capital Loan Trust
285,010	Series 2018-2(d)(e)	4.05%	09/25/2024	276,275
611,714	Series 2019-1(d)(e)	3.94%	01/25/2027	568,274
275,293	Series 2019-1(d)(e)	4.01%	07/25/2027	257,175
223,334	Series 2019-1(d)(e)	4.12%	11/25/2027	201,580
1,406,099	Series 2021-2(d)(e)	4.92%	12/25/2030	1,049,414
	VOLT XCVI LLC
4,000,000	Series 2021-NPL5(d)(l)	4.83%	03/27/2051	3,381,708
	Wachovia Bank Commercial Mortgage Trust
19,229	Series 2006-C29(e)(m)	0.36%	11/15/2048	8
	WAVE LLC
832,599	Series 2019-1(d)	3.60%	09/15/2027	637,973
1,099,950	Series 2019-1(d)	7.00%	09/15/2044	662,001
	Wells Fargo Commercial Mortgage Trust
1,539,000	Series 2015-C28(e)	4.22%	05/15/2025	1,334,217
1,245,000	Series 2015-NXS4(e)	3.84%	11/15/2025	1,063,437
1,000,000	Series 2016-C33(d)	3.12%	03/15/2059	803,573
5,628,945	Series 2016-C37(d)(e)(m)	1.60%	12/15/2049	270,719
356,000	Series 2016-NXS6	3.81%	11/15/2049	318,474
523,000	Series 2018-C47(e)	5.10%	10/15/2028	454,123
134,000	Series 2020-C55	3.14%	02/15/2030	108,200
830,000	Series 2021-C61	3.31%	07/15/2031	615,910

See Notes to Financial Statements.

Annual Report | September 30, 2022	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	WF-RBS Commercial Mortgage Trust
$3,035,622	Series 2014-C21(e)(m)	1.17%	08/15/2047	$45,294
3,738,663	Series 2014-C22(e)(m)	0.94%	09/15/2057	42,297
636,000	Series 2014-C23(d)(e)	4.15%	10/15/2057	563,853
	Willis Engine Structured Trust V
855,084	Series 2020-A(d)	3.23%	03/15/2028	653,024
	Willis Engine Structured Trust VI
2,456,660	Series 2021-A(d)	7.39%	05/15/2046	1,970,361
1,592,134	Zephyrus Capital Aviation Tl(e)	1M US L + 4.61%	10/15/2038	1,365,543

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $337,372,148)				277,685,592

U.S. GOVERNMENT BONDS AND NOTES - 9.23%
8,900,000	U.S. Treasury Bonds	2.88%	05/15/2032	8,230,414
4,180,000	U.S. Treasury Bonds	2.75%	08/15/2032	3,822,740
4,060,000	U.S. Treasury Bonds	2.25%	05/15/2041	3,071,564
6,220,000	U.S. Treasury Bonds	3.25%	05/15/2042	5,522,194
56,100,000	U.S. Treasury Bonds	1.25%	05/15/2050	31,425,861
32,000,000	U.S. Treasury Bonds	1.63%	11/15/2050	19,882,500
3,480,000	U.S. Treasury Bonds	2.88%	05/15/2052	2,919,394
3,715,000	U.S. Treasury Bonds	3.00%	08/15/2052	3,207,090
575,000	U.S. Treasury Notes	3.00%	06/30/2024	562,546
4,130,000	U.S. Treasury Notes	3.25%	08/31/2024	4,055,789
480,000	U.S. Treasury Notes	3.00%	07/15/2025	464,006
360,000	U.S. Treasury Notes	3.13%	08/15/2025	348,989
12,070,000	U.S. Treasury Notes	3.50%	09/15/2025	11,824,828
5,330,000	U.S. Treasury Notes	0.38%	11/30/2025	4,726,523
240,000	U.S. Treasury Notes	2.63%	05/31/2027	225,347
425,000	U.S. Treasury Notes	3.25%	06/30/2027	409,677
10,875,000	U.S. Treasury Notes	2.75%	07/31/2027	10,242,041
4,170,000	U.S. Treasury Notes	1.25%	03/31/2028	3,596,462
330,000	U.S. Treasury Notes	3.25%	06/30/2029	315,479
9,510,000	U.S. Treasury Notes	2.63%	07/31/2029	8,741,027
340,000	United States Treasury Bill(h)	0.00%	04/20/2023	333,287

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $144,126,971)				123,927,758

See Notes to Financial Statements.

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RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS - 0.01%
$165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	$205,892

TOTAL MUNICIPAL BONDS
(Cost $233,896)				205,892

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 20.56%
	Adjustable Rate Mortgage Trust
2,119,664	Series 2005-10(e)	3.78%	01/25/2036	1,705,516
	Alternative Loan Trust
143,625	Series 2005-20CB	5.50%	07/25/2035	112,700
64,669	Series 2005-54CB	5.50%	11/25/2035	38,927
686,940	Series 2005-85CB(e)	1M US L + 1.10%	02/25/2036	568,631
145,071	Series 2005-85CB(e)	21.63% - 3.67 x - 1M US L	02/25/2036	116,643
192,683	Series 2005-86CB	5.50%	02/25/2036	126,212
161,413	Series 2005-9CB(e)	1M US L + 0.50%	05/25/2035	145,582
292,072	Series 2005-9CB(e)(m)	5.05% - 1M US L	05/25/2035	7,070
1,036,150	Series 2006-15CB	6.50%	06/25/2036	540,140
112,384	Series 2006-30T1	6.25%	11/25/2036	85,338
100,707	Series 2006-32CB	5.50%	11/25/2036	59,920
222,995	Series 2006-36T2(e)	28.06% - 4.6 x 1M US L	12/25/2036	168,813
808,995	Series 2007-19	6.00%	08/25/2037	436,377
2,728,955	Series 2007-20	6.25%	08/25/2047	1,591,284
783,124	Series 2007-23CB(e)	1M US L + 0.50%	09/25/2037	358,493
753,122	Series 2007-23CB(e)(m)	6.50% - 1M US L	09/25/2037	136,659
	American Home Mortgage Investment Trust
157,985	Series 2007-A(d)(l)	6.60%	01/25/2037	31,709
	Banc of America Funding
1,733,941	Series 2014-R8(d)(e)	1M US L + 0.24%	12/26/2024	1,449,586
	Banc of America Funding Trust
60,172	Series 2006-2	5.50%	03/25/2036	55,678
	BCAP, LLC Trust
100,781	Series 2007-AA2(e)	7.50%	04/25/2037	64,625
65,388	Series 2007-AA2	6.00%	04/25/2037	35,754
4,861,648	Series 2010-RR6(d)(e)	3.38%	07/26/2036	2,678,066
	Bear Stearns ALT-A Trust
6,381,431	Series 2006-3(e)	2.88%	05/25/2036	5,037,508
800,427	Series 2006-6(e)	3.53%	11/25/2036	414,661
	Bear Stearns Asset-Backed Securities Trust
1,574,383	Series 2006-AC1(l)	6.25%	02/25/2036	858,413

See Notes to Financial Statements.

Annual Report | September 30, 2022	69

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Bear Stearns Structured Products, Inc.
$7,121,807	Series 2008-R2(d)(e)	2.47%	06/25/2047	$5,241,669
	Chase Mortgage Finance Trust
3,265,942	Series 2007-S2	6.00%	03/25/2037	1,795,618
341,249	Series 2007-S3	5.50%	05/25/2037	79,419
4,305,512	Series 2007-S4	6.00%	06/25/2037	2,245,400
	ChaseFlex Trust Series
3,560,506	Series 2007-M1(e)	1M US L + 0.23%	08/25/2037	3,024,271
	Citicorp Mortgage Securities Trust
345,064	Series 2007-1	6.00%	01/25/2037	288,794
	Citigroup Mortgage Loan Trust
81,420	Series 2009-12(d)	5.50%	11/25/2035	65,560
241,115	Series 2009-4(d)(e)	5.48%	05/25/2035	213,555
	CitiMortgage Alternative Loan Trust
344,735	Series 2007-A1	6.00%	01/25/2037	301,716
68,594	Series 2007-A1(e)(m)	5.40% - 1M US L	01/25/2037	3,510
48,254	Series 2007-A3(e)	6.00%	03/25/2037	42,243
114,503	Series 2007-A3(e)(m)	5.40% - 1M US L	03/25/2037	6,251
350,446	Series 2007-A6	5.50%	06/25/2037	304,172
	Connecticut Avenue Securities Trust
4,394,380	Series 2019-R05(d)(e)	1M US L + 4.10%	07/25/2039	4,358,770
4,250,000	Series 2022-R02(d)(e)	30D US SOFR + 7.65%	01/25/2027	3,852,407
3,685,000	Series 2022-R03(d)(e)	30D US SOFR + 9.85%	03/25/2042	3,556,773
4,000,000	Series 2022-R04(d)(e)	30D US SOFR + 3.10%	03/25/2042	3,726,480
	Countrywide Home Loan
	Mortgage Pass-Through Trust
1,249,474	Series 2005-HYB7(e)	3.04%	11/20/2035	1,125,217
25,007	Series 2005-J4	5.50%	11/25/2035	20,123
1,230,658	Series 2006-18	6.00%	12/25/2036	750,932
146,520	Series 2007-17	6.00%	10/25/2037	108,820
208,793	Series 2007-3	6.00%	04/25/2037	114,546
233,566	Series 2007-7	5.75%	06/25/2037	129,446
	Credit Suisse First Boston Mortgage Securities Corp.
47,679	Series 2005-10	5.50%	11/25/2035	36,801
29,745	Series 2005-8	5.50%	08/25/2025	24,562
4,002,699	Series 2005-9	6.00%	10/25/2035	1,357,036
	Credit Suisse Mortgage Capital Certificates
1,729,237	Series 2006-2	5.75%	03/25/2036	958,977

See Notes to Financial Statements.

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RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	CSMC
$900,000	Series 2021-NQM6(d)(e)	2.58%	07/25/2066	$592,708
	CSMC Mortgage-Backed Trust
144,552	Series 2006-1	6.00%	02/25/2036	52,067
20,824	Series 2006-4	5.50%	05/25/2021	13,987
786,695	Series 2006-5	6.25%	06/25/2036	186,784
65,689	Series 2006-9	6.00%	11/25/2036	44,514
4,599	Series 2007-2	5.00%	03/25/2037	3,728
462,119	Series 2007-3(e)	5.84%	04/25/2037	124,699
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
193,857	Series 2005-6(e)(m)	5.08% - 1M US L	12/25/2035	10,184
82,283	Series 2005-6(e)	1M US L + 1.40%	12/25/2035	63,475
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
115,731	Series 2006-PR1(d)(e)	12.12% - 1M US L	04/15/2036	101,948
	Fannie Mae Interest Strip
6,737,555	Series 2014-419(m)	3.50%	04/25/2044	1,046,771
	Fannie Mae Pool
4,388,616	Series 2021-	3.00%	10/01/2046	3,906,154
2,161,248	Series 2021-	3.00%	12/01/2048	1,916,193
1,814,755	Series 2021-	4.00%	05/01/2049	1,715,424
2,328,669	Series 2021-	4.00%	06/01/2049	2,201,556
5,581,190	Series 2021-	2.00%	02/01/2051	4,562,241
3,463,873	Series 2021-	2.50%	02/01/2051	2,932,011
1,468,415	Series 2021-	2.50%	05/01/2051	1,239,304
3,415,824	Series 2021-	3.50%	07/01/2051	3,113,170
2,546,550	Series 2021-	2.50%	12/01/2051	2,147,106
2,085,240	Series 2022-	2.46%	04/01/2032	1,752,656
3,776,322	Series 2022-	3.50%	11/01/2050	3,438,510
1,718,813	Series 2022-	4.00%	07/01/2052	1,598,358
1,703,505	Series 2022-	5.00%	07/01/2052	1,662,852
3,000,000	Series Pool #BL4424	2.14%	10/01/2029	2,596,950
3,000,000	Series Pool #BL5156	2.37%	12/01/2029	2,621,457
	Fannie Mae REMICS
5,923,371	Series 2014-1(e)(m)	5.90% - 1M US L	02/25/2044	589,699
6,413,476	Series 2015-54(e)(m)	6.15% - 1M US L	07/25/2045	696,403
9,403,856	Series 2020-74(e)(m)	4.10% - 30D US SOFR	10/25/2050	452,204
19,571,756	Series 2020-77(e)(m)	4.10% - 30D SOFR	11/25/2050	1,115,011
2,267,596	Series 2021-48(e)(m)	3.65% - 30D US SOFR	08/25/2051	103,997
15,896,328	Series 2021-56(m)	2.50%	09/25/2051	2,057,749
	Federal Home Loan Mortgage
	Corp. Pool
129,175	Series Pool #G01840	5.00%	07/01/2035	130,456
46,627	Series Pool #G04817	5.00%	09/01/2038	47,087

See Notes to Financial Statements.

Annual Report | September 30, 2022	71

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
	Federal Home Loan Mortgage Corp. REMICS
$657,931	Series 2003-2722(e)	9.89% - 1M US L	12/15/2033	$656,996
120,537	Series 2005-R003	5.50%	10/15/2035	123,394
977,543	Series 2006-3244(e)(m)	6.66% - 1M US L	11/15/2036	92,525
47,863	Series 2007-3261(e)(m)	6.43% - 1M US L	01/15/2037	3,838
96,221	Series 2007-3262(e)(m)	6.40% - 1M US L	01/15/2037	5,468
365,581	Series 2007-3301(e)(m)	6.10% - 1M US L	04/15/2037	29,398
275,927	Series 2007-3303(e)(m)	6.10% - 1M US L	04/15/2037	16,435
63,810	Series 2007-3382(e)(m)	6.00% - 1M US L	11/15/2037	4,301
243,551	Series 2007-3384(e)(m)	6.31% - 1M US L	08/15/2036	21,306
74,596	Series 2007-3384(e)(m)	6.39% - 1M US L	11/15/2037	4,703
47,628	Series 2008-3417(e)(m)	6.18% - 1M US L	02/15/2038	3,246
1,823,968	Series 2008-3423(e)(m)	6.00% - 1M US L	03/15/2038	8,774
109,740	Series 2008-3423(e)(m)	5.65% - 1M US L	03/15/2038	6,119
926,603	Series 2009-3510(e)(m)	6.75% - 1M US L	02/15/2037	63,330
245,895	Series 2009-3523(e)(m)	6.00% - 1M US L	04/15/2039	16,839
44,463	Series 2009-3524(e)(m)	3.41%	06/15/2038	42,037
4,921	Series 2009-3549(e)(m)	5.80% - 1M US L	07/15/2039	301
509,920	Series 2009-3560(e)(m)	6.40% - 1M US L	11/15/2036	23,577
154,048	Series 2010-3641	4.50%	03/15/2040	151,849
241,887	Series 2010-3726(e)(m)	6.05% - 1M US L	09/15/2040	21,466
735,003	Series 2010-3728(e)(m)	4.45% - 1M US L	09/15/2040	25,438
68,117	Series 2010-3779	4.00%	12/15/2030	66,979
342,903	Series 2010-3779	3.50%	12/15/2030	332,322
251,547	Series 2010-3779	4.50%	12/15/2040	244,524
27,133	Series 2011-3786(e)	9.50% - 1M US L	01/15/2041	19,747
217,229	Series 2011-3808	3.50%	02/15/2031	210,430
17,462	Series 2011-3809(e)	9.50% - 1M US L	02/15/2041	12,008
515,696	Series 2011-3815(e)(m)	5.85% - 1M US L	02/15/2041	42,505
184,548	Series 2011-3824	3.50%	03/15/2031	178,758
261,637	Series 2011-3824(e)(m)	7.10% - 1M US L	08/15/2036	32,687
299,922	Series 2011-3863	5.50%	08/15/2034	305,797
302,749	Series 2011-3864(e)	9.20% - 1M US L	05/15/2041	219,245
317,438	Series 2011-3871	5.50%	06/15/2041	324,957
294,578	Series 2011-3872(e)(m)	5.95% - 1M US L	06/15/2041	16,942
1,986,468	Series 2011-3910	5.00%	08/15/2041	2,005,696
1,327,779	Series 2011-3924(e)(m)	6.00% - 1M US L	09/15/2041	78,212
1,671,528	Series 2012-3(e)(m)	5.95% - 1M US L	02/25/2042	150,398
991,100	Series 2013-4170(e)	4.05% - 1M US L	01/15/2033	846,836
2,097,207	Series 2013-4239	0.00%	07/15/2043	1,218,181
2,848,555	Series 2014-4413	3.50%	11/15/2044	2,664,031
3,765,303	Series 2015-4434	3.00%	02/15/2045	3,204,055
3,625,523	Series 2015-4440	2.50%	02/15/2045	3,095,845
	Federal National Mortgage Association Pool
35,576	Series Pool #555743	5.00%	09/01/2033	35,772

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$41,534	Series Pool #735382	5.00%	04/01/2035	$41,897
116,211	Series Pool #735383	5.00%	04/01/2035	117,227
74,006	Series Pool #735484	5.00%	05/01/2035	74,652
19,500	Series Pool #AH4437	4.00%	01/01/2041	17,862
	Federal National Mortgage Association REMICS
32,140	Series 2004-46(e)(m)	6.00% - 1M US L	03/25/2034	660
154,919	Series 2006-101(e)(m)	6.58% - 1M US L	10/25/2036	14,699
434,543	Series 2006-123(e)(m)	6.32% - 1M US L	01/25/2037	41,022
2,039,757	Series 2006-92(e)(m)	6.58% - 1M US L	10/25/2036	165,801
55,344	Series 2007-102(e)(m)	6.40% - 1M US L	11/25/2037	3,822
39,533	Series 2007-108(e)(m)	6.36% - 1M US L	12/25/2037	2,785
8,456	Series 2007-30(e)(m)	6.11% - 1M US L	04/25/2037	512
234,981	Series 2007-38(e)(m)	6.08% - 1M US L	05/25/2037	13,309
9,832	Series 2007-51(e)(m)	6.10% - 1M US L	06/25/2037	563
31,309	Series 2007-53(e)(m)	6.10% - 1M US L	06/25/2037	1,884
298,003	Series 2007-57(e)(m)	6.62% - 1M US L	10/25/2036	26,992
60,977	Series 2007-68(e)(m)	6.65% - 1M US L	07/25/2037	4,880
391,343	Series 2008-3(e)(m)	6.46% - 1M US L	02/25/2038	31,853
37,167	Series 2008-56(e)(m)	6.06% - 1M US L	07/25/2038	1,692
10,611	Series 2008-81	5.50%	09/25/2038	10,582
130,652	Series 2009-111	5.00%	01/25/2040	129,731
66,092	Series 2009-111(e)(m)	6.25% - 1M US L	01/25/2040	6,299
607,833	Series 2009-12(e)(m)	6.60% - 1M US L	03/25/2036	43,814
15,825	Series 2009-28(e)(m)	6.00% - 1M US L	04/25/2037	871
139,457	Series 2009-41	4.50%	06/25/2039	132,978
48,401	Series 2009-42(e)(m)	6.00% - 1M US L	06/25/2039	1,533
91,873	Series 2009-47(e)(m)	6.10% - 1M US L	07/25/2039	5,095
41,981	Series 2009-62(e)(m)	6.10% - 1M US L	08/25/2039	1,827
39,922	Series 2009-66(e)	5.80% - 1M US L	02/25/2038	1,689
30,274	Series 2009-68(e)(m)	5.25% - 1M US L	09/25/2039	1,254
100,105	Series 2010-11(e)(m)	4.80% - 1M US L	02/25/2040	2,275
18,928	Series 2010-111(e)(m)	6.00% - 1M US L	10/25/2040	1,149
55,761	Series 2010-112	4.00%	10/25/2040	52,825
77,041	Series 2010-115(e)(m)	6.60% - 1M US L	11/25/2039	7,267
1,046,350	Series 2010-115(e)(m)	6.00% - 1M US L	10/25/2040	98,885
2,402,079	Series 2010-123(e)(m)	6.05% - 1M US L	11/25/2040	221,350
409,115	Series 2010-15(e)(m)	4.95% - 1M US L	03/25/2040	20,813
23,993	Series 2010-34(e)(m)	4.93% - 1M US L	04/25/2040	1,291
35,402	Series 2010-4(e)(m)	6.23% - 1M US L	02/25/2040	2,352
36,320	Series 2010-58(e)	12.47% - 1M US L	06/25/2040	30,457
1,399,211	Series 2010-75	4.50%	07/25/2040	1,377,356
104,594	Series 2010-9(e)(m)	4.75% - 1M US L	02/25/2040	3,078
19,457	Series 2010-9(e)(m)	5.30% - 1M US L	02/25/2040	1,041
6,055	Series 2010-90(e)(m)	6.00% - 1M US L	08/25/2040	281
175,701	Series 2011-16	3.50%	03/25/2031	170,017
208,572	Series 2011-25	3.00%	04/25/2026	204,391

See Notes to Financial Statements.

Annual Report | September 30, 2022	73

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$195,310	Series 2011-29	3.50%	04/25/2031	$188,970
30,256	Series 2011-5(e)(m)	6.40% - 1M US L	11/25/2040	286
2,004,087	Series 2012-106(e)(m)	6.16% - 1M US L	10/25/2042	171,055
262,964	Series 2012-124(e)	7.79% - 1M US L	11/25/2042	187,808
117,660	Series 2012-29(e)(m)	6.00% - 1M US L	04/25/2042	6,485
345,956	Series 2012-32(m)	5.00%	04/25/2042	55,921
1,753,847	Series 2012-65(e)(m)	5.98% - 1M US L	06/25/2042	168,413
698,525	Series 2018-21	0.00%	04/25/2048	531,517
	First Horizon Alternative Mortgage Securities Trust
494,658	Series 2005-FA6	5.50%	09/25/2035	305,981
	First Horizon Mortgage Pass-Through Trust
553,767	Series 2007-AR3(e)	3.73%	11/25/2037	311,817
	Freddie Mac Pool
4,184,706	Series 2021-	2.00%	11/01/2050	3,441,158
4,230,114	Series 2021-	3.00%	10/01/2051	3,707,578
1,679,033	Series 2022-	3.00%	03/01/2052	1,474,500
3,912,467	Series 2022-	3.50%	06/01/2052	3,530,548
2,648,449	Series 2022-	4.00%	06/01/2052	2,464,215
2,489,870	Series 2022-	4.50%	09/01/2052	2,381,010
1,400,000	Series 2022-	4.50%	10/01/2052	1,338,790
	Freddie Mac REMICS
2,371,409	Series 2011-3972(e)(m)	5.90% - 1M US L	12/15/2041	167,963
2,347,476	Series 2020-5007(e)(m)	6.10% - 1M US L	08/25/2050	288,034
4,220,950	Series 2020-5041(m)	2.00%	11/25/2050	507,432
12,556,981	Series 2020-5057(m)	3.00%	11/25/2050	2,027,694
9,980,540	Series 2021-5070(m)	3.50%	02/25/2051	1,595,471
	Freddie Mac STACR REMIC Trust
4,300,000	Series 2020-DNA6(d)(e)	30D US SOFR + 5.65%	12/25/2050	3,577,144
2,500,000	Series 2021-DNA1(d)(e)	30D US SOFR + 4.75%	01/25/2051	1,902,250
2,750,000	Series 2021-HQA2(d)(e)	30D US SOFR + 3.15%	12/25/2033	2,248,407
	GCAT
1,500,000	Series 2021-NQM4(d)(e)	2.47%	08/25/2025	939,736
	Ginnie Mae II Pool
5,549,651	Series 2021-	2.50%	10/20/2051	4,764,513
1,640,980	Series 2021-	2.50%	11/20/2051	1,408,905
	Government National Mortgage Association
31,081	Series 2004-83(e)(m)	6.08% - 1M US L	10/20/2034	1,856
27,897	Series 2008-6(e)(m)	6.46% - 1M US L	02/20/2038	405
26,134	Series 2008-67(e)(m)	6.00% - 1M US L	08/20/2038	331
413,402	Series 2008-69(e)(m)	7.63% - 1M US L	08/20/2038	35,878
41,046	Series 2009-10(e)(m)	6.65% - 1M US L	02/16/2039	3,662

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$423,309	Series 2009-35	4.50%	05/20/2039	$415,243
1,773,440	Series 2009-58(e)(m)	6.25% - 1M US L	06/20/2039	129,805
29,741	Series 2009-6(e)(m)	5.95% - 1M US L	02/20/2038	298
817,090	Series 2009-75	5.00%	09/20/2039	825,060
1,947,233	Series 2010-121(e)(m)	6.00% - 1M US L	09/20/2040	196,461
32,955	Series 2010-61(e)(m)	6.55% - 1M US L	09/20/2039	2,019
53,958	Series 2010-98(e)(m)	5.54%	03/20/2039	3,865
40,261,782	Series 2010-H20(e)(m)	1.27%	10/20/2060	1,193,528
259,551	Series 2011-69	0.00%	05/20/2041	214,139
826,301	Series 2011-71	4.50%	02/20/2041	810,626
591,922	Series 2011-71(e)(m)	5.40% - 1M US L	05/20/2041	42,704
185,419	Series 2011-72(e)(m)	6.15% - 1M US L	05/20/2041	17,000
892,185	Series 2011-89(e)(m)	5.45% - 1M US L	06/20/2041	65,013
1,835,490	Series 2013-113(e)(m)	6.25% - 1M US L	03/20/2043	88,604
3,133,708	Series 2013-122(e)(m)	6.10% - 1M US L	08/16/2043	294,178
2,486,798	Series 2013-148(e)(m)	5.68% - 1M US L	10/16/2043	187,499
2,719,228	Series 2013-186(e)(m)	6.25% - 1M US L	02/16/2043	146,356
1,954,983	Series 2014-156(e)(m)	6.25% - 1M US L	10/20/2044	186,036
3,896,455	Series 2014-4(e)(m)	6.10% - 1M US L	01/16/2044	381,369
4,903,912	Series 2014-41(e)(m)	6.10% - 1M US L	03/20/2044	478,976
2,083,989	Series 2014-5(e)(m)	6.15% - 1M US L	07/20/2043	126,932
3,333,739	Series 2014-95(e)(m)	6.25% - 1M US L	06/16/2044	258,136
15,689,489	Series 2016-162(e)(m)	0.69%	09/16/2058	542,204
15,688,216	Series 2016-H21(e)(m)	1.95%	09/20/2066	835,429
5,496,710	Series 2018-97(e)(m)	6.20% - 1M US L	07/20/2048	459,745
11,385,334	Series 2019-22(e)(m)	5.60% - 1M US L	02/20/2045	990,634
5,185,265	Series 2019-92(e)(m)	6.10% - 1M US L	07/20/2049	424,377
19,070,707	Series 2019-H10(e)(m)	0.48%	06/20/2069	757,870
4,992,116	Series 2019-H18(e)(m)	0.02%	11/20/2069	227,903
10,097,586	Series 2020-112(e)(m)	6.25% - 1M US L	08/20/2050	1,040,770
18,386,835	Series 2020-146(e)(m)	3.75% - 1M US L	10/20/2050	603,833
13,871,271	Series 2020-146(e)(m)	6.30% - 1M US L	10/20/2050	1,527,718
13,431,394	Series 2020-167(e)(m)	3.75% - 1M US L	11/20/2050	315,169
18,530,205	Series 2020-168(e)(m)	0.97%	12/16/2062	1,297,272
5,099,499	Series 2020-188(e)(m)	6.30% - 1M US L	11/20/2050	682,951
19,424,372	Series 2020-H18(e)(m)	1.52%	09/20/2070	988,743
11,497,780	Series 2021-1(e)(m)	6.30% - 1M US L	01/20/2051	1,271,798
16,107,064	Series 2021-1(m)	2.50%	01/20/2051	2,060,008
10,788,501	Series 2021-107(e)(m)	3.75% - 1M US L	06/20/2051	193,269
1,752,377	Series 2021-117(m)	3.50%	06/20/2051	199,109
14,897,372	Series 2021-160(m)	2.50%	06/20/2051	1,694,238
17,568,860	Series 2021-52(e)(m)	0.72%	04/16/2063	1,088,222
26,222,034	Series 2021-59(e)(m)	2.60% - 30D US SOFR	04/20/2051	285,731
13,271,846	Series 2021-77(e)(m)	3.75% - 1M US L	05/20/2051	337,972
16,977,448	Series 2021-77(m)	2.50%	05/20/2051	1,989,613
6,697,820	Series 2021-89(e)(m)	3.75% - 1M US L	05/20/2051	212,887

See Notes to Financial Statements.

Annual Report | September 30, 2022	75

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$10,696,544	Series 2021-97(e)(m)	3.75% - 1M US L	06/20/2051	$386,590
32,160,603	Series 2021-97(e)(m)	3M US L + 2.44%	06/20/2051	306,211
31,185,044	Series 2021-H06(e)(m)	1.24%	04/20/2071	808,906
12,981,276	Series 2021-H08(e)(m)	1.14%	05/20/2071	296,234
59,889,329	Series 2021-H12(e)(m)	0.95%	08/20/2071	1,056,939
41,131,547	Series 2022-1(e)(m)	2.65% - 30D US SOFR	01/20/2052	478,257
27,639,000	Series 2022-48(e)(m)	0.71%	01/16/2064	1,906,450
	GSR Mortgage Loan Trust
928,248	Series 2006-2F	5.25%	02/25/2036	429,166
1,624,685	Series 2007-2F	6.00%	03/25/2037	948,691
694,000	Series 2007-AR2(e)	2.98%	05/25/2037	408,067
	Homeward Opportunities Fund Trust
625,400	Series 2020-BPL1(d)(l)	5.44%	08/25/2025	626,201
	Impac CMB Trust
100,650	Series 2004-10(e)	1M US L + 0.70%	03/25/2035	83,805
	Imperial Fund Mortgage Trust
1,000,000	Series 2021-NQM4(d)(e)	3.45%	01/25/2057	735,280
	IndyMac IMJA Mortgage Loan Trust
979,502	Series 2007-A1	6.00%	08/25/2037	431,031
	IndyMac IMSC Mortgage Loan Trust
4,650,123	Series 2007-F2	6.50%	07/25/2037	1,576,120
	JP Morgan Alternative Loan Trust
160,700	Series 2005-S1	6.00%	12/25/2035	119,668
31,336	Series 2006-S3(l)	6.62%	08/25/2036	29,585
	JP Morgan Mortgage Trust
797,159	Series 2007-S3	6.00%	07/25/2037	458,034
	JP Morgan Resecuritization Trust
551,435	Series 2011-1(d)(e)	6.00%	06/26/2037	456,942
2,182,358	Series 2014-6(d)(e)	1M US L + 0.21%	07/27/2046	2,031,075
	Legacy Mortgage Asset Trust
13,310,000	Series 2019-GS7(d)(l)	4.50%	11/25/2059	13,308,744
	Lehman Mortgage Trust
408,273	Series 2006-6	5.50%	10/25/2036	290,848
3,846,723	Series 2006-7(e)	1M US L + 0.25%	11/25/2036	255,356
3,846,723	Series 2006-7(e)(m)	7.75% - 1M US L	11/25/2036	432,446
1,164,739	Series 2006-8(e)	1M US L + 0.42%	12/25/2036	243,553
1,164,739	Series 2006-8(e)(m)	6.58% - 1M US L	12/25/2036	139,004
261,120	Series 2007-10	6.50%	01/25/2038	91,579
	LHOME Mortgage Trust
4,250,000	Series 2020-RTL1(d)(l)	3.72%	10/25/2022	4,104,668
3,750,000	Series 2020-RTL1(d)(l)	4.95%	10/25/2022	3,567,364
1,300,000	Series 2021-RTL1(d)(e)	2.09%	09/25/2026	1,254,218
4,400,000	Series 2021-RTL1(d)(e)	4.46%	09/25/2026	3,904,589

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$1,500,000	Series 2021-RTL2(d)(l)	4.61%	01/25/2024	$1,235,054
	Merrill Lynch Alternative Note Asset Trust
687,842	Series 2007-F1	6.00%	03/25/2037	81,170
	Morgan Stanley Mortgage Loan Trust
1,211,648	Series 2005-3AR(e)	2.92%	07/25/2035	1,032,644
2,360,434	Series 2006-11	6.00%	08/25/2036	1,639,476
2,660,336	Series 2006-1AR(e)	1M US L + 0.28%	02/25/2036	1,716,704
650,819	Series 2006-7(e)	5.14%	06/25/2036	438,088
691,553	Series 2006-7	6.00%	06/25/2036	396,935
	Morgan Stanley Re-REMIC Trust
31,912	Series 2011-R1(d)(e)	5.94%	02/26/2037	31,921
	Morgan Stanley Residential Mortgage Loan Trust
332,105	Series 2020-RPL1(d)(e)	2.69%	10/25/2023	317,907
	NewRez Warehouse Securitization Trust
4,550,000	Series 2021-1(d)(e)	1M US L + 5.25%	05/25/2055	4,513,123
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,004,593	Series 2005-AP3(e)	5.32%	08/25/2035	523,881
	PR Mortgage Loan Trust
7,216,869	Series 2014-1(d)(e)	5.87%	10/25/2049	6,544,447
	Prime Mortgage Trust
53,939	Series 2006-DR1(d)	5.50%	05/25/2035	45,883
	PRPM LLC
10,000,000	Series 2022-5(d)	6.90%	09/27/2027	9,920,340
	RBSGC Structured Trust
116,841	Series 2008-B(d)	6.00%	06/25/2037	97,344
	Residential Accredit Loans, Inc.
3,236,852	Series 2006-QA5(e)	1M US L + 0.22%	07/25/2036	1,494,434
1,350,684	Series 2006-QS10	6.50%	08/25/2036	1,154,105
335,184	Series 2006-QS6	6.00%	06/25/2036	273,120
824,248	Series 2006-QS7	6.00%	06/25/2036	658,355
43,145	Series 2006-QS7(e)	1M US L + 0.40%	06/25/2036	31,561
129,997	Series 2006-QS7(e)(m)	5.60% - 1M US L	06/25/2036	7,131
55,362	Series 2006-QS8(e)	1M US L + 0.45%	08/25/2036	40,443
166,086	Series 2006-QS8(e)(m)	5.55% - 1M US L	08/25/2036	12,211
5,184	Series 2007-QS6(e)	55.00% 8.33 x 1M US L	04/25/2037	5,175
491,875	Series 2007-QS9	6.50%	07/25/2037	396,904
255,373	Series 2008-QR1	6.00%	08/25/2036	202,448

	Residential Asset Securitization Trust
387,522	Series 2006-A1	6.00%	04/25/2036	198,104
860,676	Series 2006-A2	6.00%	05/25/2036	385,439

See Notes to Financial Statements.

Annual Report | September 30, 2022	77

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$897,478	Series 2006-A6	6.50%	07/25/2036	$291,016
250,137	Series 2006-A8	6.00%	08/25/2036	169,488
149,757	Series 2006-A8	6.50%	08/25/2036	49,650
317,071	Series 2006-A8(e)(m)	5.90% - 1M US L	08/25/2036	36,992
1,330,777	Series 2007-A1	6.00%	03/25/2037	478,948
57,796	Series 2007-A6	6.00%	06/25/2037	35,699
2,529,578	Series 2007-A7	6.00%	07/25/2037	1,046,322
	Residential Funding Mortgage Securities I Trust
423,693	Series 2006-S3	5.50%	03/25/2036	342,225
84,081	Series 2006-S6	6.00%	07/25/2036	68,757
223,904	Series 2007-S3	6.00%	03/25/2037	161,573
122,712	Series 2007-S6	6.00%	06/25/2037	102,989
	Residential Mortgage Loan Trust
3,250,000	Series 2020-1(d)(e)	4.67%	01/26/2060	2,619,438
	Sequoia Mortgage Trust
990,246	Series 2007-3(e)	3.20%	07/20/2037	817,874
	Structured Adjustable Rate Mortgage Loan Trust
534,322	Series 2005-15(e)	3.60%	07/25/2035	343,028
	Structured Asset Securities Corp.
147,581	Series 2005-RF1(d)(e)	1M US L + 0.35%	03/25/2035	140,358
147,581	Series 2005-RF1(d)(e)(m)	1.95%	03/25/2035	2,317
	TBW Mortgage-Backed Trust
1,394,744	Series 2006-2	7.00%	07/25/2036	264,750
	Verus Securitization Trust
2,300,000	Series 2019-INV3(d)(e)	3.28%	11/25/2059	2,151,649
1,500,000	Series 2021-4(d)(e)	2.20%	07/25/2066	978,382
1,400,000	Series 2021-6(d)(e)	4.05%	10/25/2066	960,010
2,000,000	Series 2021-7(d)(e)	4.19%	10/25/2066	1,268,092
7,706,000	Series 2022-4(d)(e)	4.74%	04/25/2067	5,892,358
	Wachovia Mortgage Loan Trust, LLC Series Trust
98,646	Series 2005-B(e)	3.43%	10/20/2035	93,032
	Washington Mutual Alternative Mortgage Pass-Through Certificates
39,381	Series 2005-9	5.50%	11/25/2035	29,583
329,420	Series 2006-5	6.00%	07/25/2036	235,674
	Washington Mutual Mortgage Pass-Through Certificates Trust
574,004	Series 2006-2	6.00%	03/25/2036	529,596
	Wells Fargo Alternative Loan Trust
236,919	Series 2007-PA2(e)	1M US L + 0.43%	06/25/2037	191,703
237,614	Series 2007-PA2(e)(m)	6.07% - 1M US L	06/25/2037	10,470
121,645	Series 2007-PA3	5.75%	07/25/2037	97,193

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$274,567	Series 2007-PA3	6.25%	07/25/2037	$234,105

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $392,447,767)				275,144,950

Shares/Description		Value
Rights - 0.00%(a)(j)
1,000	BlackRock Corporate High Yield Fund, Inc., Strike Price 0.01, Expires 10/14/2022	$2

TOTAL RIGHTS
(Cost $0)		2

Warrants - 0.00%(a)(j)
219,520	Oas SA, Strike Price 1.00, Expires 05/16/2039	0

TOTAL WARRANTS
(Cost $0)		0

Short-Term Investments - 7.06%
Money Market Fund - 7.06%
94,501,468	State Street Institutional Trust (7 Day Yield 1.03%)	$94,501,468

TOTAL SHORT-TERM INVESTMENTS
(Cost $94,501,468)		94,501,468

TOTAL INVESTMENTS - 99.59%
(Cost $1,664,851,835)		1,332,939,865
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.41%		5,428,033
NET ASSETS - 100.00%		$1,338,367,898

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

SOFR - Secured Overnight Financing Rate Data

TI - Treasury Index

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

See Notes to Financial Statements.

Annual Report | September 30, 2022	79

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2022

1D SOFR - 1 Day SOFR as of September 30, 2022 was 1.10%

30D SOFR - 30 Day SOFR as of September 30, 2022 was 2.46%

1Y US TI - 1 Year TI as of September 30, 2022 was 4.05%

5Y US TI - 5 Year TI as of September 30, 2022 was 4.06%

10Y US TI - 10 Year TI as of September 30, 2022 was 3.83%

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 to Notes to Financial Statements.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (The "Board"). As of September 30, 2022, the aggregate fair value of those securities was $21,304,246, representing 1.59% of net assets.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Board and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $446,951,379, which represents approximately 33.40% of net assets as of September 30, 2022.

(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Security is currently in default.

(j)	Less than 0.005%.

(k)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

(l)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2022.

(m)	Interest only securities.

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 1.19%
10,837	Barings BDC, Inc.	$89,623
38,995	Golub Capital BDC, Inc.	483,148

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $591,934)		572,771

CLOSED-END FUNDS - 9.15%
82,471	BNY Mellon High Yield Strategies Fund	174,014
56,446	First Trust High Yield Opportunities 2027 Term Fund	760,328
17,278	PGIM Global High Yield Fund, Inc.	182,801
31,746	PIMCO Access Income Fund	503,174
77,171	PIMCO Dynamic Income Fund	1,495,574
58,048	PIMCO Dynamic Income Opportunities Fund	765,653
40,938	Western Asset Diversified Income Fund	515,000

TOTAL CLOSED-END FUNDS
(Cost $4,748,012)		4,396,544

COMMON STOCKS - 0.16%
947	DBI Investors, Inc.(a)(b)	19
3,304	PHI Group, Inc.(a)	76,620
6	Toys R Us Propco Equity(b)	33

TOTAL COMMON STOCKS
(Cost $213,399)		76,672

EXCHANGE TRADED FUNDS - 8.40%
25,000	iShares® iBoxx High Yield Corporate Bond ETF	1,784,750
22,000	iShares® iBoxx Investment Grade Corporate Bond ETF	2,253,900

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,062,511)		4,038,650

PREFERRED STOCKS - 0.28%
116	DBI Investors Inc., 10.000%(b)(c)	3
135	Sequa Corp., 7.000%(b)(c)	135,000

TOTAL PREFERRED STOCKS
(Cost $146,039)		135,003

See Notes to Financial Statements.

Annual Report | September 30, 2022	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 25.79%(d)
Germany - 0.46%
$228,834	Springer Nature Deutschland GmbH, First Lien - Initial B18 Term Loan	1M US L + 3.00%, 0.75% Floor	08/14/2026	$222,712

Great Britain - 1.43%
248,125	City Football Group Limited, TL	3M US L + 3.50%	07/09/2028	237,166
143,254	EG Group, Ltd., First Lien - Additional Facility Term Loan	3M US L + 4.00%	02/07/2025	134,032
300,000	Genesis Care Finance Pty, Ltd., First Lien - Facility B2 Term Loan	3M EUR L + 3.50%	10/30/2025	119,811
181,182	Lernen Bidco, Ltd., First Lien - Facility B1 (EUR) Term Loan	6M EUR L + 4.25%	10/24/2025	164,360
32,918	Osmosis Buyer, Ltd., First Lien - Initial B Term Loan	3M US L + 2.75%, 0.50% Floor	06/17/2028	30,665
				686,034
Luxembourg - 0.50%
246,233	Surf Holdings S.a r.l., First Lien - Dollar Tranche Term Loan	3M US L + 3.50%	03/05/2027	238,694

Netherlands - 1.00%
283,418	Peer Holding III B.V., First Lien - Facility B Term Loan	3M EUR L + 3.00%	03/07/2025	261,271
250,000	Sigma Holdco B.V., First Lien - Facility B4 (GBP) Term Loan	6M US L + 4.00%	07/02/2025	221,514
				482,785
United States - 22.40%
231,948	Access CIG LLC, First Lien - B Term Loan	3M US L + 3.75%	02/27/2025	222,728
49,496	Adavantage Sales & Marketing Inc., First Lien	1M US L + 4.50%	10/28/2027	44,459
50,368	Adtalem Global Education, Inc., First Lien - B Term Loan	3M US L + 3.00%, 0.75% Floor	08/12/2028	49,959
123,750	Allied Universal Holdco LLC, First Lien - Initial U.S. Dollar Term Loan	1M US L + 3.75%, 0.50% Floor	05/12/2028	109,132
55,860	Amentum Government Services Holdings, LLC, First Lien	3M US L + 4.00%	02/07/2029	53,486
97,265	American Auto Auction Group, LLC, First Lien	3M US L + 5.00%	12/30/2027	90,456
52,338	American Rock Salt Company LLC, First Lien - Initial Term Loan	3M US L + 3.25%, 0.75% Floor	06/09/2028	48,608
43,465	Ankura Consulting Group LLC, First Lien - Closing Date Term Loan	3M US L + 4.00%, 0.75% Floor	03/17/2028	39,771
54,450	Artera Services, LLC, TL	L + 3.50%, 1.00% Floor	03/06/2025	44,622
27,802	ASP Blade Holdings, Inc. TLB 1L	3M US L + 4.00%	10/07/2028	24,494

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$240,176	Astoria Energy LLC, First Lien - B Advance (2020) Term Loan	3M US L + 4.25%, 1.00% Floor	12/10/2027	$233,331
59,369	Astra Acquisition Corp., First Lien - Initial Term Loan	1M US L + 5.25%	10/22/2028	50,760
139,925	Asurion LLC, First Lien - New B-8 Term Loan	1M US L + 3.25%	12/23/2026	119,025
98,750	Azalea TopCo, Inc., First Lien	3M US L + 4.00%, 0.75% Floor	07/24/2026	90,418
158,356	BCP Renaissance Parent LLC, First - Lien Initial Term Loan	3M US L + 3.50%, 1.00% Floor	10/31/2024	157,168
7,105	BCPE North Star US Holdco 2, Inc., First Lien	3M US L + 0.00%, 0.75% Floor	06/10/2028	6,573
63,480	BCPE North Star US Holdco 2, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	06/09/2028	58,719
99,750	Bengal Debt Merger Sub, LLC, First Lien	3M US L + 3.35%	01/19/2029	91,880
25,000	Bengal Debt Merger Sub, LLC, Second Lien	3M US L + 6.00%	01/18/2030	22,969
240,000	Bracket Intermediate Holding Corp., First Lien - Initial Term Loan	3M US L + 4.25%	09/05/2025	228,780
223,756	Brookfield WEC Holdings, Inc., First Lien - Initial (2021) Term Loan	0.50% Floor	08/01/2025	214,500
7,302	BW Holding, Inc., First Lien	3M US L + 4.15%, 0.50% Floor	12/14/2028	6,754
24,622	Carnival Corp., First Lien - Initial Advance Term Loan	3M US L + 7.50%, 0.75% Floor	06/30/2025	22,529
25,805	Carnival Corporation TLB 1L	3M US L + 3.25%	10/06/2028	22,773
175,234	Charter Next Generation, Inc., First Lien - Initial (2021) Term Loan	3M US L + 4.82%, 0.75% Floor	12/01/2027	166,733
244,304	CITGO Petroleum Corp., First Lien - 2019 Incremental B Term Loan	3M US L + 6.25%, 1.00% Floor	03/28/2024	244,976

124,688	Clydesdale Acquisition Holdings, Inc., First Lien	3M US L + 4.175%, 0.50% Floor	04/13/2029	117,969
123,750	Consilio/Skopima 5/21 Cov-Lite TLB	1M US L + 4.00%	05/12/2028	115,087
25,367	CPV Maryland LLC, First Lien - B Advance Term Loan	3M US L + 5.25%, 1.00% Floor	05/11/2028	24,891
148,125	CQP Holdco LP TLB	3M US L + 4.00%	06/05/2028	143,198
70,070	DIRECTV Financing LLC, First Lien - Closing Date Term Loan	1M US L + 5.00%, 0.75% Floor	08/02/2027	65,450
25,892	Diversitech Holdings, Inc.	3M US L + 3.75%	12/15/2028	24,339
247,500	DRW Holdings LLC, First Lien - Initial Term Loan	1M US L + 3.75%	03/01/2028	239,456
33,830	Echo Global Logistics, Inc. TL 1L	3M US L + 3.50%	11/03/2028	31,885
77,610	Electron BidCo, Inc. TL 1L	1M US L + 3.00%	10/07/2028	73,736
149,250	Fertitta Entertainment, LLC, First Lien	1M US L + 4.004%	01/13/2029	138,880

See Notes to Financial Statements.

Annual Report | September 30, 2022	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$240,061	Flynn Restaurant Group LP, First Lien - Initial Term Loan	1M US L + 3.50%	06/27/2025	$231,059
245,644	Great Outdoors Group LLC, First Lien	1M US L + 3.75%, 0.75% Floor	03/05/2028	227,835
246,250	Greeneden U.S. Holdings I LLC, First Lien - Initial Dollar (2020) Term Loan	1M US L + 4.00%, 0.75% Floor	12/01/2027	235,147
243,876	Harbor Freight Tools USA, Inc., First Lien - Initial (2021) Term Loan	L + 2.75%, 0.50% Floor	10/19/2027	221,592
184,990	Helix Gen Funding LLC, First Lien	1M US L + 3.75%, 1.00% Floor	06/03/2024	173,967
150,000	Houghton Mifflin Harcrt Co Tl 1L	1M US L + 5.25%	04/04/2029	137,063
62,055	Hudson River Trading LLC, First Lien	1M US L + 3.00%	03/20/2028	56,385
63,000	Hunter Douglas, Inc., First Lien	3M US L + 3.50%	02/09/2029	52,164
68,215	Intelsat Jackson Holdings S.A.TLB 1L	3M US L + 4.25%	01/26/2029	64,190
245,625	IRB Holding Corp., First Lien	1M US L + 3.15%, 0.75% Floor	12/15/2027	230,734
247,506	Ivanti Software, Inc., First Lien	3M US L + 4.25%, 0.75% Floor	12/01/2027	194,009
108,937	KUEHG Corp, First Lien - B-3 Term Loan	3M US L + 3.75%, 1.00% Floor	02/21/2025	103,218
205,241	LMBE-MC Holdco II LLC, First Lien	3M US L + 4.00%, 1.00% Floor	12/03/2025	203,188
207,875	LogMeIn, Inc., First Lien - Initial Term Loan	1M US L + 4.75%	08/31/2027	145,292
99,120	LTI Holdings, Inc., First Lien	1M US L + 4.50%	07/24/2026	93,999
45,425	Majordrive Holdings IV LLC, First Lien - Initial Term Loan	3M US L + 3.75%, 0.50% Floor	06/01/2028	42,094
58,853	McAfee Corp., First Lien	1M US L + 3.85%	02/02/2029	53,839
27,452	Merion Rose Merger Sub, Inc., First Lien	3M US L + 4.00%	12/08/2028	25,393
237,500	Mileage Plus Holdings LLC, First Lien - Initial Term Loan	3M US L + 5.25%, 1.00% Floor	06/21/2027	239,154
70,645	Mitchell International, Inc. TLB	3M US L + 3.75%	10/01/2028	64,216
237,579	Natgasoline LLC, First Lien - Initial Term Loan	3M US L + 0.00%	11/14/2025	228,670
92,605	Olaplex, Inc. TL 1L	3M US L + 3.75%	02/17/2029	89,595
149,250	Olympus Water US Holding Corp., First Lien	3M US L + 4.50%, 0.50% Floor	11/09/2028	138,476
49,750	Oryx Midstream Services Permian Basin LLC, TLB, First Lien	L + 3.25%, 0.50% Floor	09/30/2028	48,366
100,000	Osmosis Buyer Limited TLB 1L	6M US L + 4.00%	07/31/2028	93,281
245,625	Pactiv Evergreen, Inc., First Lien - Tranche B-2 U.S. Term Loan	1M US L + 3.25%	02/05/2026	235,712
58,741	Parkway Generation, LLC, First Lien	3M US L + 0.00%	11/05/2028	57,566
98,228	PetVet Care Centers LLC, First Lien - 2021 Replacement Term Loan	3M US L + 3.50%, 0.75% Floor	02/14/2025	91,229

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$95,000	PMHC II, INC.TLB 1L	3M US L + 4.25%	02/02/2029	$77,099
32,670	Polaris Newco LLC, First Lien - Dollar Term Loan	L + 4.00%, 0.50% Floor	06/04/2028	30,233
245,625	ProAmpac PG Borrower LLC, First Lien - 2020-1 Term Loan	3M US L + 3.75%, 0.75% Floor	11/03/2025	231,317
243,125	Pug LLC, First Lien - USD B Term Loan	1M US L + 3.50%	02/12/2027	212,734
235,231	Recorded Books, Inc., First Lien - 2021 Replacement Term Loan	3M US L + 2.75%	08/29/2025	226,925
125,000	Redwood Star Merger Sub, Inc.	1M US L + 4.50%	03/16/2029	116,094
34,000	Renaissance Holdings Corp., First Lien	1M US L + 4.50%, 0.50% Floor	04/01/2027	32,697
54,725	Restaurant Technologies, Inc. TLB 1L	3M US L + 4.25%	03/17/2029	53,380
40,595	SCIH Salt Holdings, Inc., First Lien - Incremental B-1 Term Loan	3M US L + 3.50%, 0.75% Floor	03/16/2027	37,804
148,500	SeaWorld Parks & Entertainment, Inc., First Lien - B Term Loan	L + 3.00%, 0.50% Floor	08/25/2028	142,854
39,851	Secure Acquisition, Inc.	3M US L + 5.00%	12/15/2028	37,460
5,948	Secure Acquisition, Inc., First Lien	3M US L + 5.00%, 0.50% Floor	12/23/2028	5,592
217,570	Shearer's Foods LLC, First Lien	3M US L + 3.50%, 0.75% Floor	09/23/2027	202,709
3,385	SM Wellness Holdings, Inc., First Lien	3M US L + 4.75%, 1.00% Floor	04/15/2028	3,215
40,209	SM Wellness Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	04/17/2028	38,199
250,000	Sotera Health Holdings LLC, First Lien - Refinancing Term Loan	3M US L + 3.25%, 0.50% Floor	12/11/2026	221,250
147,375	Spin Holdco, Inc., First Lien - Initial Term Loan	1M US L + 3.50%, 0.75% Floor	03/04/2028	129,874
175,120	SRS Distribution, Inc., First Lien	3M US L + 3.50%, 0.50% Floor	06/04/2028	161,417
99,000	Tiger Acquisition LLC, First Lien - Initial Term Loan	L + 3.25%, 0.50% Floor	06/01/2028	92,047
72,162	Triton Water Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.50%, 0.50% Floor	03/31/2028	65,116
270,064	Uber Technologies, Inc., First Lien - 2021 Incremental Term Loan	1M US L + 3.50%	04/04/2025	264,973
102,090	UFC Holdings LLC, First Lien	3M US L + 2.75%, 0.75% Floor	04/29/2026	98,390
245,648	UKG, Inc., First Lien	3M US L + 3.25%, 0.50% Floor	05/03/2026	234,390
49,375	United AirLines, Inc., First Lien - Class B Term Loan	3M US L + 3.75%, 0.75% Floor	04/21/2028	47,335
26,798	United Site 11/21 Cov-Lite	1M US L + 4.25%	11/04/2028	22,956
208,399	University Support Services LLC, First Lien	1M US L + 3.25%, 0.50% Floor	02/10/2029	197,979

See Notes to Financial Statements.

Annual Report | September 30, 2022	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$44,775	Univision Communications, Inc., First Lien - B Term Loan	3M US L + 4.00%, 0.75% Floor	05/05/2028	$42,942
44,775	Vertex Aerospace Services Corp TL	3M US L + 3.75%	11/10/2028	43,656
64,513	W. R. Grace Holdings LLC, First Lien - Initial Term Loan	L + 3.75%, 0.50% Floor	09/22/2028	60,561
82,378	Whatabrands LLC, First Lien - Initial B Term Loan	1M US L + 3.25%, 0.50% Floor	08/03/2028	76,457
222,531	William Morris Endeavor Entertainment LLC, First Lien - B-1 Term Loan	1M US L + 2.75%	05/18/2025	212,934
128,613	YI LLC, First Lien - Initial Term Loan	1M US L + 4.00%, 1.00% Floor	11/07/2024	126,040
				10,764,556

TOTAL BANK LOANS
(Cost $13,589,831)				12,394,781

HIGH YIELD DEBT - 47.85%
Australia - 0.38%
40,000	Mineral Resources, Ltd.(e)	8.13%	05/01/2027	$38,819
60,000	Mineral Resources, Ltd.(e)	8.50%	05/01/2030	58,115
100,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(e)	5.00%	01/27/2030	83,364
				180,298
Canada - 1.87%
99,000	Bombardier, Inc.(e)	7.50%	03/15/2025	96,404
80,000	Bombardier, Inc.(e)	7.13%	06/15/2026	73,487
45,000	Bombardier, Inc.(e)	6.00%	02/15/2028	37,717
110,000	Cascades, Inc./Cascades USA, Inc.(e)	5.38%	01/15/2028	93,281
75,000	Eldorado Gold Corp.(e)	6.25%	09/01/2029	57,307
25,000	First Quantum Minerals, Ltd.(e)	6.50%	03/01/2024	24,531
85,000	GFL Environmental, Inc.(e)	5.13%	12/15/2026	79,262
125,000	goeasy, Ltd.(e)	5.38%	12/01/2024	117,447
105,000	Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(e)	6.00%	09/15/2028	83,768
110,000	Mercer International, Inc.	5.13%	02/01/2029	87,827
60,000	Precision Drilling Corp.(e)	7.13%	01/15/2026	56,363
25,000	Precision Drilling Corp.(e)	6.88%	01/15/2029	22,120
80,000	Strathcona Resources, Ltd.(e)	6.88%	08/01/2026	67,980
				897,494
France - 1.95%
100,000	Afflelou SAS(f)	4.25%	05/19/2026	86,244
120,000	Altice France SA(e)	5.50%	01/15/2028	95,213
55,000	Altice France SA(e)	5.13%	07/15/2029	41,221
100,000	Altice France SA(e)	4.25%	10/15/2029	74,529

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$100,000	Banijay Entertainment SASU(e)	3.50%	03/01/2025	$91,150
100,000	CAB SELAS(f)	3.38%	02/01/2028	75,245
100,000	Chrome Bidco SASU(e)	3.50%	05/31/2028	78,085
100,000	Elis SA	4.13%	05/24/2027	90,668
155,000	Iliad Holding SASU(e)	5.63%	10/15/2028	130,738
100,000	Loxam SAS	5.75%	07/15/2027	76,137
100,000	Parts Europe SA(f)	6.50%	07/16/2025	98,054
				937,284
Germany - 1.07%
100,000	Cheplapharm Arzneimittel GmbH(f)	4.38%	01/15/2028	80,846
100,000	Gruenenthal GmbH(e)	4.13%	05/15/2028	81,744
100,000	IHO Verwaltungs GmbH(f)(g)	3.75% (4.50%)	09/15/2026	81,077
100,000	Nidda BondCo GmbH(f)	7.25%	09/30/2025	86,668
100,000	Renk AG/Frankfurt am Main(f)	5.75%	07/15/2025	90,023
100,000	Schenck Process Holding GmbH/Darmstadt(f)	5.38%	06/15/2023	95,767
				516,125
Great Britain - 1.04%
100,000	eG Global Finance PLC(f)	6.25%	10/30/2025	85,369
100,000	INEOS Finance PLC(f)	2.88%	05/01/2026	82,353
85,000	Rolls-Royce PLC(e)	5.75%	10/15/2027	74,023
100,000	Thames Water Kemble Finance PLC(f)	4.63%	05/19/2026	93,214
120,000	Vmed O2 UK Financing I PLC(e)	4.75%	07/15/2031	92,873
100,000	Vodafone Group PLC(d)	3.00% - 5Y EUR SWAP	08/27/2080	72,854
				500,686
Hong Kong - 0.24%
150,000	Seaspan Corp.(e)	5.50%	08/01/2029	115,869

Ireland - 0.35%
100,000	eircom Finance DAC	3.50%	05/15/2026	86,803
100,000	Virgin Media Vendor Financing Notes III DAC(e)	4.88%	07/15/2028	83,691
				170,494
Italy - 1.09%
		3M EUR L +
100,000	Cedacri Mergeco SPA(d)(e)	4.625%	05/15/2028	91,402
100,000	Centurion Bidco SpA(f)	5.88%	09/30/2026	86,302
100,000	Guala Closures SpA(f)	3.25%	06/15/2028	77,980
100,000	Mooney Group SpA(d)(f)	3M EUR L + 3.875%	12/17/2026	92,882
100,000	TeamSystem SpA(e)	3.50%	02/15/2028	81,318
100,000	Telecom Italia SpA	4.00%	04/11/2024	94,963
				524,847

See Notes to Financial Statements.

Annual Report | September 30, 2022	87

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Jersey - 0.20%
$100,000	AA Bond Co., Ltd.(f)	6.50%	01/31/2026	$94,348

Luxembourg - 1.78%
55,000	Altice Financing SA(e)	5.75%	08/15/2029	42,218
100,000	Altice Financing SA(e)	4.25%	08/15/2029	76,215
100,000	Altice France Holding SA(e)	4.00%	02/15/2028	60,885
100,000	Dana Financing Luxembourg Sarl(e)	3.00%	07/15/2029	71,094
110,000	EverArc Escrow Sarl(e)	5.00%	10/30/2029	89,023
100,000	Hanesbrands Finance Luxembourg SCA(f)	3.50%	06/15/2024	91,139
70,000	Intelsat Jackson Holdings SA(e)	6.50%	03/15/2030	59,689
55,000	ION Trading Technologies Sarl(e)	5.75%	05/15/2028	44,925
100,000	Matterhorn Telecom SA(f)	4.00%	11/15/2027	86,146
100,000	Summer BC Holdco B SARL(f)	5.75%	10/31/2026	83,804
85,000	Telecom Italia Capital SA	6.38%	11/15/2033	66,279
100,000	Telenet Finance Luxembourg Notes SARL(f)	3.50%	03/01/2028	82,319
				853,736
Netherlands - 1.52%
115,000	Energizer Gamma Acquisition BV(e)	3.50%	06/30/2029	81,064
100,000	Intertrust Group BV(f)	3.38%	11/15/2025	95,919
125,000	TMNL Holding BV(e)	3.75%	01/15/2029	98,307
100,000	Trivium Packaging Finance BV(e)	3.75%	08/15/2026	88,572
200,000	UPC Holding BV(e)	5.50%	01/15/2028	168,244
45,000	Ziggo Bond Co. BV(e)	5.13%	02/28/2030	32,260
100,000	Ziggo Bond Co. BV(f)	3.38%	02/28/2030	68,274
145,000	Ziggo Bond Co. BV(e)	3.38%	02/28/2030	98,998
				731,638
Spain - 0.50%
100,000	Grifols Escrow Issuer SA(e)	3.88%	10/15/2028	72,772
100,000	Kaixo Bondco Telecom SA(e)	5.13%	09/30/2029	77,218
105,000	Lorca Telecom Bondco SA(e)	4.00%	09/18/2027	89,827
				239,817
Sweden - 0.41%
100,000	Samhallsbyggnadsbolaget i Norden AB(c)(d)	3.223% - 5Y EUR SWAP	12/31/2049	41,338
100,000	Verisure Holding AB(f)	3.88%	07/15/2026	84,567
100,000	Verisure Midholding AB(f)	5.25%	02/15/2029	72,523
				198,428
United States - 35.45%
40,000	Academy, Ltd.(e)	6.00%	11/15/2027	36,358
135,000	Acadia Healthcare Co., Inc.(e)	5.50%	07/01/2028	123,363
10,000	Acadia Healthcare Co., Inc.(e)	5.00%	04/15/2029	8,875
95,000	ACCO Brands Corp.(e)	4.25%	03/15/2029	71,613

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$70,000	Acuris Finance US, Inc. / Acuris Finance SARL(e)	5.00%	05/01/2028	$58,741
55,000	ADT Security Corp.(e)	4.13%	08/01/2029	45,767
65,000	Affinity Gaming(e)	6.88%	12/15/2027	53,114
70,000	Ahead DB Holdings LLC(e)	6.63%	05/01/2028	59,804
170,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(e)	5.88%	02/15/2028	157,179
150,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(e)	6.63%	07/15/2026	133,960
60,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl(e)	4.63%	06/01/2028	46,324
125,000	AMC Networks, Inc.	4.25%	02/15/2029	92,708
60,000	American Airlines, Inc.(e)	11.75%	07/15/2025	62,755
95,000	American Axle & Manufacturing, Inc.	5.00%	10/01/2029	72,079
95,000	APX Group, Inc.(e)	6.75%	02/15/2027	88,865
65,000	APX Group, Inc.(e)	5.75%	07/15/2029	51,528
10,000	Aramark Services, Inc.(e)	6.38%	05/01/2025	9,815
115,000	Aramark Services, Inc.(e)	5.00%	02/01/2028	102,672
45,000	Archrock Partners LP / Archrock Partners Finance Corp.(e)	6.88%	04/01/2027	40,383
125,000	Archrock Partners LP / Archrock Partners Finance Corp.(e)	6.25%	04/01/2028	110,130
105,000	Arconic Corp.(e)	6.13%	02/15/2028	92,984
75,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(e)	7.00%	11/01/2026	72,388
110,000	ASP Unifrax Holdings, Inc.(e)	5.25%	09/30/2028	84,727
150,000	AssuredPartners, Inc.(e)	5.63%	01/15/2029	116,773
75,000	AthenaHealth Group, Inc.(e)	6.50%	02/15/2030	59,434
100,000	Avantor Funding, Inc.(f)	3.88%	07/15/2028	84,998
85,000	Avient Corp.(e)	7.13%	08/01/2030	78,643
200,000	Bausch Health Cos., Inc.(e)	6.13%	02/01/2027	138,960
65,000	Bausch Health Cos., Inc.(e)	4.88%	06/01/2028	42,015
145,000	BellRing Brands, Inc.(e)	7.00%	03/15/2030	132,943
60,000	Big River Steel LLC / BRS Finance Corp.(e)	6.63%	01/31/2029	55,361
45,000	Buckeye Partners LP(e)	4.50%	03/01/2028	38,355
85,000	Cablevision Lightpath LLC(e)	5.63%	09/15/2028	68,107
125,000	Caesars Entertainment, Inc.(e)	6.25%	07/01/2025	120,677
70,000	Callon Petroleum Co.(e)	7.50%	06/15/2030	61,421
160,000	Calpine Corp.(e)	5.13%	03/15/2028	137,751
100,000	Carnival Corp.(f)	10.13%	02/01/2026	97,196
175,000	Carnival Corp.(e)	5.75%	03/01/2027	122,986
30,000	Carnival Corp.(e)	10.50%	06/01/2030	24,052
50,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.50%	05/01/2026	47,448

See Notes to Financial Statements.

Annual Report | September 30, 2022	89

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.00%	02/01/2028	$21,599
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.38%	06/01/2029	13,162
175,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	6.38%	09/01/2029	160,990
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	4.75%	03/01/2030	97,645
55,000	CDI Escrow Issuer, Inc.(e)	5.75%	04/01/2030	48,120
130,000	Cedar Fair LP	5.25%	07/15/2029	111,797
65,000	Central Garden & Pet Co.	5.13%	02/01/2028	59,010
50,000	Cheever Escrow Issuer LLC(e)	7.13%	10/01/2027	44,814
5,000	Cheniere Energy Partners LP	3.25%	01/31/2032	3,849
90,000	Cheniere Energy, Inc.	4.63%	10/15/2028	82,772
15,000	CHS/Community Health Systems, Inc.(e)	8.00%	03/15/2026	13,012
60,000	CHS/Community Health Systems, Inc.(e)	5.63%	03/15/2027	46,273
160,000	CHS/Community Health Systems, Inc.(e)	6.00%	01/15/2029	117,959
15,000	CHS/Community Health Systems, Inc.(e)	4.75%	02/15/2031	10,108
65,000	Churchill Downs, Inc.(e)	5.50%	04/01/2027	60,217
10,000	Churchill Downs, Inc.(e)	4.75%	01/15/2028	8,667
205,000	CITGO Petroleum Corp.(e)	7.00%	06/15/2025	196,214
35,000	CITGO Petroleum Corp.(e)	6.38%	06/15/2026	32,753
65,000	Cleveland-Cliffs, Inc.(e)	6.75%	03/15/2026	64,017
100,000	Clydesdale Acquisition Holdings, Inc.(e)	6.63%	04/15/2029	91,201
70,000	Cogent Communications Group, Inc.(e)	7.00%	06/15/2027	65,919
75,000	Colgate Energy Partners III LLC(e)	7.75%	02/15/2026	73,786
35,000	Colgate Energy Partners III LLC(e)	5.88%	07/01/2029	31,322
30,000	CommScope, Inc.(e)	6.00%	03/01/2026	27,669
155,000	CommScope, Inc.(e)	8.25%	03/01/2027	128,298
25,000	CommScope, Inc.(e)	7.13%	07/01/2028	19,353
30,000	CommScope, Inc.(e)	4.75%	09/01/2029	24,526
145,000	Compass Group Diversified Holdings LLC(e)	5.25%	04/16/2029	113,987
85,000	Comstock Resources, Inc.(e)	6.75%	03/01/2029	78,599
25,000	Comstock Resources, Inc.(e)	5.88%	01/15/2030	21,833
55,000	Consensus Cloud Solutions, Inc.(e)	6.50%	10/15/2028	46,791
70,000	Consolidated Communications, Inc.(e)	5.00%	10/01/2028	48,815
60,000	Coty, Inc.(e)	6.50%	04/15/2026	55,360
130,000	Coty, Inc.(e)	5.00%	04/15/2026	118,516
115,000	Crocs, Inc.(e)	4.25%	03/15/2029	91,653
87,000	CrownRock LP / CrownRock Finance, Inc.(e)	5.63%	10/15/2025	83,427
35,000	CrownRock LP / CrownRock Finance, Inc.(e)	5.00%	05/01/2029	30,970
115,000	CSC Holdings LLC(e)	5.75%	01/15/2030	81,949
85,000	CSC Holdings LLC(e)	4.13%	12/01/2030	63,646
10,000	CSC Holdings LLC(e)	4.50%	11/15/2031	7,528

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$25,000	CSC Holdings LLC(e)	5.00%	11/15/2031	$16,560
100,000	CVR Energy, Inc.(e)	5.25%	02/15/2025	90,199
30,000	CVR Energy, Inc.(e)	5.75%	02/15/2028	25,694
20,000	Dana, Inc.	5.38%	11/15/2027	16,992
30,000	Dana, Inc.	5.63%	06/15/2028	24,816
130,000	DaVita, Inc.(e)	4.63%	06/01/2030	100,907
30,000	DCP Midstream Operating LP(e)	6.45%	11/03/2036	27,473
20,000	DCP Midstream Operating LP	5.60%	04/01/2044	18,032
145,000	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.(e)	5.88%	08/15/2027	125,334
35,000	DISH DBS Corp.	7.75%	07/01/2026	26,899
85,000	DISH DBS Corp.(e)	5.25%	12/01/2026	69,795
30,000	DISH DBS Corp.(e)	5.75%	12/01/2028	22,728
55,000	DISH DBS Corp.	5.13%	06/01/2029	32,401
150,000	Edgewell Personal Care Co.(e)	5.50%	06/01/2028	134,322
65,000	Elastic NV(e)	4.13%	07/15/2029	51,426
75,000	EnLink Midstream LLC(e)	5.63%	01/15/2028	70,242
60,000	EnLink Midstream Partners LP	5.05%	04/01/2045	42,175
40,000	EQM Midstream Partners LP(e)	7.50%	06/01/2027	38,191
15,000	EQM Midstream Partners LP(e)	4.50%	01/15/2029	12,110
40,000	EQM Midstream Partners LP(e)	4.75%	01/15/2031	31,844
90,000	Everi Holdings, Inc.(e)	5.00%	07/15/2029	73,963
50,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(e)	4.63%	01/15/2029	41,455
50,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.(e)	6.75%	01/15/2030	38,094
10,000	FirstCash, Inc.(e)	4.63%	09/01/2028	8,394
90,000	FirstCash, Inc.(e)	5.63%	01/01/2030	77,091
25,000	Ford Motor Credit Co. LLC	2.30%	02/10/2025	22,185
15,000	Ford Motor Credit Co. LLC	2.90%	02/16/2028	11,811
5,000	Ford Motor Credit Co. LLC	5.11%	05/03/2029	4,350
285,000	Ford Motor Credit Co. LLC	4.00%	11/13/2030	222,936
30,000	Frontier Communications Holdings LLC(e)	5.88%	10/15/2027	26,955
195,000	Frontier Communications Holdings LLC(e)	5.00%	05/01/2028	167,675
35,000	Frontier Communications Holdings LLC(e)	6.75%	05/01/2029	28,955
45,000	Garden Spinco Corp.(e)	8.63%	07/20/2030	46,589
35,000	Go Daddy Operating Co. LLC / GD Finance Co, Inc.(e)	5.25%	12/01/2027	32,287
55,000	Goodyear Tire & Rubber Co.	9.50%	05/31/2025	57,153
160,000	Gray Television, Inc.(e)	4.75%	10/15/2030	120,147
150,000	Greystar Real Estate Partners LLC(e)	5.75%	12/01/2025	140,970
170,000	HAT Holdings I LLC / HAT Holdings II LLC(e)	3.38%	06/15/2026	136,635

See Notes to Financial Statements.

Annual Report | September 30, 2022	91

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$130,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.(e)	5.75%	01/20/2026	$114,854
100,000	Herc Holdings, Inc.(e)	5.50%	07/15/2027	90,201
105,000	Hertz Corp.(e)	4.63%	12/01/2026	85,416
75,000	Hess Midstream Operations LP(e)	5.63%	02/15/2026	71,294
5,000	Hess Midstream Operations LP(e)	5.13%	06/15/2028	4,385
50,000	Hess Midstream Operations LP(e)	4.25%	02/15/2030	40,482
155,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(e)	5.00%	06/01/2029	125,329
40,000	Holly Energy Partners LP / Holly Energy Finance Corp.(e)	6.38%	04/15/2027	38,257
55,000	HUB International, Ltd.(e)	7.00%	05/01/2026	52,250
45,000	HUB International, Ltd.(e)	5.63%	12/01/2029	37,664
165,000	Hunt Companies, Inc.(e)	5.25%	04/15/2029	126,548
40,000	IAA, Inc.(e)	5.50%	06/15/2027	36,551
10,000	iHeartCommunications, Inc.	8.38%	05/01/2027	8,431
110,000	iHeartCommunications, Inc.(e)	5.25%	08/15/2027	94,190
30,000	Imola Merger Corp.(e)	4.75%	05/15/2029	25,381
100,000	International Game Technology PLC	3.50%	06/15/2026	87,586
180,000	Iron Mountain, Inc.(e)	5.25%	03/15/2028	158,142
15,000	Iron Mountain, Inc.(e)	5.00%	07/15/2028	12,931
55,000	Iron Mountain, Inc.(e)	5.25%	07/15/2030	45,631
95,000	JB Poindexter & Co., Inc.(e)	7.13%	04/15/2026	87,975
155,000	Kennedy-Wilson, Inc.	4.75%	03/01/2029	118,653
55,000	Kinetik Holdings LP(e)	5.88%	06/15/2030	50,477
2,000	Kraft Heinz Foods Co.	6.88%	01/26/2039	2,065
90,000	LABL, Inc.(e)	5.88%	11/01/2028	73,060
45,000	Laredo Petroleum, Inc.	9.50%	01/15/2025	44,672
70,000	LD Holdings Group LLC(e)	6.50%	11/01/2025	42,096
120,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.(e)	5.00%	02/01/2026	103,380
20,000	Level 3 Financing, Inc.(e)	4.63%	09/15/2027	16,601
75,000	LFS Topco LLC(e)	5.88%	10/15/2026	59,768
130,000	Live Nation Entertainment, Inc.(e)	4.75%	10/15/2027	113,130
165,000	Lumen Technologies, Inc.(e)	5.13%	12/15/2026	142,216
5,000	Lumen Technologies, Inc.(e)	4.50%	01/15/2029	3,520
28,000	Marriott Ownership Resorts, Inc.(e)	6.13%	09/15/2025	27,416
145,000	Marriott Ownership Resorts, Inc.(e)	4.50%	06/15/2029	114,786
100,000	Mauser Packaging Solutions Holding Co.(f)	4.75%	04/15/2024	91,902
95,000	Maxar Technologies, Inc.(e)	7.75%	06/15/2027	89,465
110,000	Medline Borrower LP(e)	5.25%	10/01/2029	83,262
60,000	Mercer International, Inc.	5.50%	01/15/2026	55,581
34,000	MGIC Investment Corp.	5.25%	08/15/2028	30,445
80,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(e)	4.88%	05/01/2029	66,024

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$60,000	ModivCare Escrow Issuer, Inc.(e)	5.00%	10/01/2029	$48,869
100,000	MPH Acquisition Holdings LLC(e)	5.50%	09/01/2028	82,688
105,000	Nabors Industries, Ltd.(e)	7.25%	01/15/2026	91,566
30,000	Nabors Industries, Ltd.(e)	7.50%	01/15/2028	24,547
65,000	Nationstar Mortgage Holdings, Inc.(e)	6.00%	01/15/2027	55,565
25,000	Nationstar Mortgage Holdings, Inc.(e)	5.50%	08/15/2028	19,664
35,000	Nationstar Mortgage Holdings, Inc.(e)	5.75%	11/15/2031	25,732
35,000	NCR Corp.(e)	5.75%	09/01/2027	31,797
115,000	NCR Corp.(e)	5.13%	04/15/2029	86,485
70,000	NCR Corp.(e)	6.13%	09/01/2029	60,389
100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner LP(e)	4.50%	09/30/2028	74,745
35,000	New Enterprise Stone & Lime Co., Inc.(e)	9.75%	07/15/2028	29,589
115,000	New Enterprise Stone & Lime Co., Inc.(e)	5.25%	07/15/2028	95,282
55,000	Newell Brands, Inc.	6.38%	09/15/2027	54,596
50,000	Newell Brands, Inc.	6.63%	09/15/2029	49,006
130,000	NFP Corp.(e)	6.88%	08/15/2028	101,615
65,000	NFP Corp.(e)	4.88%	08/15/2028	55,552
80,000	NortonLifeLock, Inc.(e)	6.75%	09/30/2027	76,953
5,000	NuStar Logistics LP	6.00%	06/01/2026	4,587
55,000	NuStar Logistics LP	6.38%	10/01/2030	47,183
40,000	Oceaneering International, Inc.	4.65%	11/15/2024	36,532
20,000	Oceaneering International, Inc.	6.00%	02/01/2028	15,892
75,000	Olympus Water US Holding Corp.(e)	4.25%	10/01/2028	57,773
55,000	Olympus Water US Holding Corp.(e)	6.25%	10/01/2029	37,783
160,000	OneMain Finance Corp.	7.13%	03/15/2026	144,473
10,000	Open Text Holdings, Inc.(e)	4.13%	02/15/2030	8,003
150,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV(e)	5.13%	04/30/2031	123,125
70,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(e)	6.25%	06/15/2025	68,473
20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(e)	5.00%	08/15/2027	17,496
25,000	Owens & Minor, Inc.(e)	4.50%	03/31/2029	19,658
75,000	Owens & Minor, Inc.(e)	6.63%	04/01/2030	66,188
105,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.(e)	4.38%	10/15/2028	87,026
80,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(e)	5.88%	10/01/2028	68,641
150,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(e)	4.88%	05/15/2029	121,734
65,000	PDC Energy, Inc.	5.75%	05/15/2026	60,221
170,000	Pediatrix Medical Group, Inc.(e)	5.38%	02/15/2030	141,117
50,000	PennyMac Financial Services, Inc.(e)	5.38%	10/15/2025	42,812
75,000	Performance Food Group, Inc.(e)	5.50%	10/15/2027	68,340

See Notes to Financial Statements.

Annual Report | September 30, 2022	93

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$190,000	Picard Midco, Inc.(e)	6.50%	03/31/2029	$160,780
135,000	Pike Corp.(e)	5.50%	09/01/2028	109,523
225,000	Post Holdings, Inc.(e)	5.50%	12/15/2029	194,855
180,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(e)	6.25%	01/15/2028	153,898
110,000	Primo Water Holdings, Inc.(f)	3.88%	10/31/2028	87,529
45,000	QVC, Inc.	4.75%	02/15/2027	33,835
50,000	QVC, Inc.	4.38%	09/01/2028	34,003
80,000	Railworks Holdings LP / Railworks Rally, Inc.(e)	8.25%	11/15/2028	74,753
110,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(e)	5.25%	04/15/2030	74,887
40,000	RLJ Lodging Trust LP(e)	4.00%	09/15/2029	31,423
70,000	Rockcliff Energy II LLC(e)	5.50%	10/15/2029	61,450
20,000	Royal Caribbean Cruises, Ltd.(e)	5.38%	07/15/2027	14,740
95,000	Royal Caribbean Cruises, Ltd.(e)	5.50%	04/01/2028	66,768
40,000	Royal Caribbean Cruises, Ltd.(e)	9.25%	01/15/2029	39,475
40,000	Royal Caribbean Cruises, Ltd.(e)	8.25%	01/15/2029	39,001
50,000	Sabre GLBL, Inc.(e)	7.38%	09/01/2025	44,849
100,000	SCIL IV LLC / SCIL USA Holdings LLC(e)	5.38%	11/01/2026	77,376
85,000	Scotts Miracle-Gro Co.	4.00%	04/01/2031	60,027
100,000	SeaWorld Parks & Entertainment, Inc.(e)	5.25%	08/15/2029	83,270
35,000	SEG Holding LLC / SEG Finance Corp.(e)	5.63%	10/15/2028	32,295
80,000	Six Flags Entertainment Corp.(e)	5.50%	04/15/2027	70,400
15,000	Six Flags Theme Parks, Inc.(e)	7.00%	07/01/2025	15,016
110,000	Spirit AeroSystems, Inc.(e)	7.50%	04/15/2025	103,798
30,000	Spirit AeroSystems, Inc.	3.85%	06/15/2026	26,452
40,000	Standard Industries, Inc.(e)	5.00%	02/15/2027	35,491
85,000	Standard Industries, Inc.(e)	4.75%	01/15/2028	72,016
40,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88%	03/01/2027	37,952
180,000	Tenet Healthcare Corp.(e)	6.25%	02/01/2027	168,387
15,000	Tenet Healthcare Corp.(e)	5.13%	11/01/2027	13,491
20,000	Tenet Healthcare Corp.(e)	6.13%	10/01/2028	17,554
90,000	Tenet Healthcare Corp.(e)	6.13%	06/15/2030	82,676
135,000	TMS International Corp.(e)	6.25%	04/15/2029	96,093
105,000	TransDigm, Inc.(e)	8.00%	12/15/2025	106,653
70,000	TransDigm, Inc.(e)	6.25%	03/15/2026	68,018
80,000	TransDigm, Inc.	6.38%	06/15/2026	75,677
55,000	TransDigm, Inc.	5.50%	11/15/2027	47,958
70,000	TransDigm, Inc.	4.63%	01/15/2029	56,526
60,000	Twitter, Inc.(e)	5.00%	03/01/2030	57,624
80,000	Uber Technologies, Inc.(e)	7.50%	05/15/2025	79,917
70,000	Uber Technologies, Inc.(e)	7.50%	09/15/2027	68,707
20,000	Uber Technologies, Inc.(e)	6.25%	01/15/2028	18,627
55,000	Univar Solutions USA, Inc./Washington(e)	5.13%	12/01/2027	49,064

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Principal Amount/Description		Rate	Maturity	Value
$115,000	Univision Communications, Inc.(e)	6.63%	06/01/2027	$108,784
45,000	Univision Communications, Inc.(e)	7.38%	06/30/2030	43,045
40,000	US Foods, Inc.(e)	6.25%	04/15/2025	39,357
65,000	US Foods, Inc.(e)	4.63%	06/01/2030	53,936
60,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	04/01/2026	55,294
30,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	27,314
65,000	Vistra Operations Co. LLC(e)	5.00%	07/31/2027	58,857
115,000	VM Consolidated, Inc.(e)	5.50%	04/15/2029	99,094
175,000	WASH Multifamily Acquisition, Inc.(e)	5.75%	04/15/2026	161,545
70,000	Weekley Homes LLC / Weekley Finance Corp.(e)	4.88%	09/15/2028	56,671
180,000	Western Midstream Operating LP	5.50%	08/15/2048	145,945
130,000	Williams Scotsman International, Inc.(e)	4.63%	08/15/2028	113,987
95,000	WR Grace Holdings LLC(e)	4.88%	06/15/2027	81,784
60,000	WR Grace Holdings LLC(e)	5.63%	08/15/2029	45,150
155,000	Xerox Holdings Corp.(e)	5.00%	08/15/2025	139,656
55,000	Xerox Holdings Corp.(e)	5.50%	08/15/2028	44,000
140,000	Zayo Group Holdings, Inc.(e)	4.00%	03/01/2027	112,680
				17,040,810

TOTAL HIGH YIELD DEBT
(Cost $27,447,711)				23,001,874

Shares/Description		Value
RIGHTS - 0.00%(b)
198	DBI Investors, Inc., Strike Price 0.01, Expires 12/31/2049(a)	–

TOTAL RIGHTS
(Cost $11,231)		–

WARRANTS - 0.01%(b)
4	David's Bridal, Strike Price 219.47, Expires 01/18/2024(a)	–
11	Toys R Us Propco Warrant, Strike Price 0.01, Expires 12/31/2049(a)	–
237	Windstream Holdings Inc - Pvt Warrant, Strike Price 0.01, Expires 12/31/2049	3,614

TOTAL WARRANTS
(Cost $106,180)		3,614

See Notes to Financial Statements.

Annual Report | September 30, 2022	95

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Shares/Description		Value
SHORT-TERM INVESTMENTS - 5.60%
2,694,551	State Street Institutional Trust (7 Day Yield 1.03%)	$2,694,551

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,694,551)		2,694,551

TOTAL INVESTMENTS - 98.43%
(Cost $53,611,399)		47,314,460
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS - 0.10%		50,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.47%		703,486
NET ASSETS - 100.00%		$48,067,946

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

3M EUR L - 3 Month EURIBOR as of September 30, 2022 was 1.17%

6M EUR L - 6 Month EURIBOR as of September 30, 2022 was 1.80%

5Y EUR SWAP - 5 Year Euro ICE Swap Rate as of September 30, 2022 was 2.96%

(a)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.
(c)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $17,789,446, which represents approximately 37.01% of net assets as of September 30, 2022.

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (The "Board"). As of September 30, 2022, the aggregate fair value of those securities was $2,332,691, representing 4.85% of net assets.
(g)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at September 30, 2022	Fund Delivering	U.S. $ Value at September 30, 2022	Unrealized Appreciation
State Street Corporation	10/6/2022	EUR	30,856	USD	30,760	$96
State Street Corporation	10/6/2022	EUR	60,419	USD	59,498	921
State Street Corporation	10/6/2022	EUR	7,045	USD	6,990	55
State Street Corporation	10/6/2022	EUR	38,011	USD	37,718	293
State Street Corporation	10/6/2022	EUR	17,232	USD	17,154	78
State Street Corporation	10/6/2022	GBP	2,022	USD	2,007	15
State Street Corporation	10/6/2022	GBP	4,186	USD	4,058	128
State Street Corporation	10/6/2022	GBP	1,508	USD	1,459	49
State Street Corporation	10/6/2022	GBP	3,521	USD	3,408	113
State Street Corporation	10/6/2022	GBP	2,850	USD	2,791	59
State Street Corporation	10/6/2022	GBP	3,051	USD	3,024	27
State Street Corporation	10/6/2022	USD	4,231,876	EUR	4,179,723	52,153
State Street Corporation	10/6/2022	USD	594,218	EUR	586,895	7,323
State Street Corporation	10/6/2022	USD	36,291	EUR	35,105	1,186
State Street Corporation	10/6/2022	USD	98,227	EUR	98,018	209
State Street Corporation	10/6/2022	USD	248,021	GBP	240,142	7,879

See Notes to Financial Statements.

Annual Report | September 30, 2022	97

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2022

Counterparty (continued)	Settlement Date (continued)	Fund Receiving (continued)	U.S. $ Value at September 30, 2022 (continued)	Fund Delivering (continued)	U.S. $ Value at September 30, 2022 (continued)	Unrealized Appreciation (continued)
State Street Corporation	10/6/2022	USD	434,527	GBP	420,724	$13,803
State Street Corporation	10/6/2022	USD	8,569	GBP	8,331	238
						$84,625
State Street Corporation	10/6/2022	EUR	7,674	USD	7,816	$(142)
State Street Corporation	10/6/2022	EUR	3,281	USD	3,392	(111)
State Street Corporation	10/6/2022	EUR	21,695	USD	22,159	(464)
State Street Corporation	10/6/2022	EUR	32,347	USD	32,984	(637)
State Street Corporation	10/6/2022	GBP	6,395	USD	6,583	(188)
State Street Corporation	10/6/2022	GBP	2,425	USD	2,537	(112)
State Street Corporation	10/6/2022	GBP	4,666	USD	4,900	(234)
State Street Corporation	10/6/2022	GBP	2,319	USD	2,374	(55)
State Street Corporation	10/6/2022	GBP	2,197	USD	2,246	(49)
State Street Corporation	10/6/2022	USD	96,665	EUR	98,018	(1,353)
						$(3,345)

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2022

ASSETS:
Investment in securities:
At cost	$51,978,110
At value	$44,415,919

Foreign currency, at value (Cost $278)	262
Receivable for fund shares sold	112,018
Dividends receivable	87,882
Receivable for fund investments sold	60,219
Interest receivable	33,334
Prepaid expenses and other assets	8,834
Total Assets	44,718,468
LIABILITIES:
Payable for fund shares redeemed	5,672
Payable to Adviser	39,228
Payable for fund accounting and administration fees	13,881
Accrued 12b-1 fees - Class R Shares	3,790
Payable for custodian fees	19,989
Payable for audit fees	26,705
Payable to transfer agent	7,628
Loan facility fee payable	10,316
Payable for Compliance fees	1,582
Other accrued expenses	13,939
Total Liabilities	142,730
Net Assets	$44,575,738
NET ASSETS CONSIST OF:
Paid-in capital	$54,823,003
Total distributable earnings/(accumulated deficit)	(10,247,265)
Net Assets	$44,575,738
PRICING OF SHARES:
Class I Shares
Net Assets	$27,195,526
Shares of common stock outstanding
(unlimited number of shares, no par value)	4,443,244
Net Asset Value Per Share, Offering and Redemption Price Per Share	$6.12
Class R Shares
Net Assets	$17,380,212
Shares of common stock outstanding
(unlimited number of shares, no par value)	2,835,149
Net Asset Value Per Share, Offering and Redemption Price Per Share	$6.13

See Notes to Financial Statements.

Annual Report | September 30, 2022	99

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2022

ASSETS:
Investment in securities:
At cost	$1,630,279,543
At value	$1,303,481,086

Investment in affiliates:
At cost	34,572,292
At value	29,458,779
Cash	5,752
Interest receivable	8,357,780
Receivable for fund investments sold	4,817,907
Receivable for fund shares sold	2,918,360
Dividends receivable	1,173,743
Prepaid expenses and other assets	53,880
Total Assets	1,350,267,287
LIABILITIES:
Payable for fund investments purchased	1,734,751
Payable for fund shares redeemed	8,181,154
Payable to Adviser	882,140
Payable for fund accounting and administration fees	703,184
Accrued 12b-1 fees - Class R Shares	15,542
Payable for custodian fees	93,234
Payable for audit fees	42,705
Payable to transfer agent	39,865
Loan facility fee payable	68,059
Payable for Compliance fees	1,582
Other accrued expenses	137,173
Total Liabilities	11,899,389
Net Assets	$1,338,367,898
NET ASSETS CONSIST OF:
Paid-in capital	$1,787,325,284
Total distributable earnings/(accumulated deficit)	(448,957,386)
Net Assets	$1,338,367,898
PRICING OF SHARES:
Class I Shares
Net Assets	$1,267,977,533
Shares of common stock outstanding
(unlimited number of shares, no par value)	148,925,264
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.51
Class R Shares
Net Assets	$70,390,365
Shares of common stock outstanding
(unlimited number of shares, no par value)	8,250,013
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.53

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2022

ASSETS:
Investment in securities:
At cost	$53,611,399
At value	$47,314,460

Foreign currency, at value (Cost $138,878)	138,914
Receivable for fund investments sold	651,714
Interest receivable	499,758
Unrealized appreciation on forward foreign currency contracts	84,625
Cash segregated at custodian for forward foreign currency contracts	50,000
Dividends receivable	15,809
Receivable for fund shares sold	516
Prepaid expenses and other assets	5,381
Total Assets	48,761,177
LIABILITIES:
Payable for fund investments purchased	340,419
Payable for fund shares redeemed	95,698
Unrealized depreciation on forward foreign currency contracts	3,345
Payable to Adviser	34,251
Payable for fund accounting and administration fees	123,736
Accrued 12b-1 fees - Class R Shares	814
Payable for custodian fees	20,337
Payable for audit fees	32,705
Payable to transfer agent	6,449
Loan facility fee payable	9,469
Payable for Compliance fees	1,582
Other accrued expenses	24,426
Total Liabilities	693,231
Net Assets	$48,067,946
NET ASSETS CONSIST OF:
Paid-in capital	$59,194,931
Total distributable earnings/(accumulated deficit)	(11,126,985)
Net Assets	$48,067,946
PRICING OF SHARES:
Class I Shares
Net Assets	$44,223,311
Shares of common stock outstanding
(unlimited number of shares, no par value)	5,353,643
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.26
Class R Shares
Net Assets	$3,844,635
Shares of common stock outstanding
(unlimited number of shares, no par value)	465,854
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.25

See Notes to Financial Statements.

Annual Report | September 30, 2022	101

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividend income	$2,044,751
Interest income	255,428
Other income	278
Total Investment Income	2,300,457

EXPENSES:
Investment Adviser fee	649,837
12b-1 fees - Class R Shares	54,612
Transfer agent expenses	42,251
Registration expenses	41,680
Accounting and administration fee	39,760
Facility loan fees	26,686
Audit expenses	26,381
Compliance expense	25,148
Printing expenses	22,332
Legal expenses	7,348
Trustee expenses	5,641
Custodian expenses	5,210
Insurance expenses	679
Miscellaneous expenses	10,576
Total Expenses	958,141
Net Investment Income	1,342,316

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(804,362)
Net realized loss	(804,362)
Long-term capital gain distributions from other investment companies	291,003
Net change in unrealized appreciation/depreciation on:
Investments	(11,632,352)
Translation of assets and liabilities denominated in foreign currencies	(16)
Net change in unrealized appreciation/depreciation	(11,632,368)
Net Realized and Unrealized Loss on Investments	(12,145,727)
Net Decrease in Net Assets Resulting from Operations	$(10,803,411)

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividend income	$19,917,934
Dividend income from affiliated securities	1,168,266
Interest income	33,297,492
Other income	130,646
Foreign taxes withheld	(3,308)
Total Investment Income	54,511,030

EXPENSES:
Investment Adviser fee	13,826,136
Accounting and administration fee	1,022,342
Facility loan fees	302,749
12b-1 fees - Class R Shares	275,701
Printing expenses	192,095
Compliance expense	175,573
Transfer agent expenses	170,776
Legal expenses	169,926
Trustee expenses	159,707
Registration expenses	55,739
Audit expenses	42,381
Custodian expenses	24,826
Insurance expenses	13,476
Miscellaneous expenses	111,813
Total expenses	16,543,240
Less fees waived/reimbursed by Investment Adviser	(182,951)
Net Expenses	16,360,289
Net Investment Income	38,150,741

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(36,112,860)
Net realized loss	(36,112,860)
Net change in unrealized appreciation/depreciation on:
Investments	(263,645,879)
Affiliated Investments	(4,443,647)
Net change in unrealized appreciation/depreciation	(268,089,526)
Net Realized and Unrealized Loss on Investments	(304,202,386)
Net Decrease in Net Assets Resulting from Operations	$(266,051,645)

See Notes to Financial Statements.

Annual Report | September 30, 2022	103

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividend income	$169,387
Interest income	2,081,652
Other income	16,943
Foreign taxes withheld	(556)
Total Investment Income	2,267,426

EXPENSES:
Investment Adviser fee	453,362
Accounting and administration fee	101,876
Registration expenses	37,787
Transfer agent expenses	36,350
Audit expenses	32,381
Facility loan fees	22,993
Compliance expense	22,937
Printing expenses	10,784
12b-1 fees - Class R Shares	10,759
Legal expenses	4,917
Trustee expenses	3,902
Insurance expenses	357
Miscellaneous expenses	7,847
Total expenses	746,252
Less fees waived/reimbursed by Investment Adviser:	(123,351)
Class I Shares	(111,424)
Class R Shares	(11,927)
Net Expenses	622,901
Net Investment Income	1,644,525

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(939,443)
Forward foreign currency contracts	1,432,006
Translation of assets and liabilities denominated in foreign currencies	(96,623)
Net realized gain	395,940
Net change in unrealized appreciation/depreciation on:
Investments	(6,747,067)
Forward foreign currency contracts	(101,229)
Translation of assets and liabilities denominated in foreign currencies	(2,768)
Net change in unrealized appreciation/depreciation	(6,851,064)
Net Realized and Unrealized Loss on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(6,455,124)
Net Decrease in Net Assets Resulting from Operations	$(4,810,599)

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,342,316	$2,503,081
Net realized gain/(loss)	(804,362)	13,125,576
Long-term capital gains from other investment companies	291,003	565,724
Net change in unrealized appreciation/depreciation on investments	(11,632,368)	6,389,430
Net increase/(decrease) in net assets resulting from operations	(10,803,411)	22,583,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(10,905,311)	(3,148,616)
Class R shares	(4,873,208)	(1,632,358)
From tax return of capital
Class I shares	(334,685)	–
Class R shares	(159,426)	–
Net decrease in net assets from distributions to shareholders	(16,272,630)	(4,780,974)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	5,570,298	8,348,674
Reinvestment of distributions	10,469,118	2,779,849
Cost of shares redeemed	(25,363,792)	(17,705,774)
Net decrease in net assets from capital share transactions	(9,324,376)	(6,577,251)
Class R Shares
Proceeds from shares sold	2,046,114	1,900,425
Reinvestment of distributions	4,960,311	1,550,292
Cost of shares redeemed	(6,602,800)	(11,311,038)
Net increase/(decrease) in net assets from capital share transactions	403,625	(7,860,321)
Net Increase/(Decrease) in Net Assets	(35,996,792)	3,365,265

NET ASSETS:
Beginning of year	$80,572,530	$77,207,265
End of year	$44,575,738	$80,572,530

See Notes to Financial Statements.

Annual Report | September 30, 2022	105

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	727,518	943,399
Shares issued in reinvestment of distributions	1,372,817	322,701
Shares redeemed	(3,558,173)	(2,093,907)
Net decrease from share transactions	(1,457,838)	(827,807)

Class R Shares
Shares sold	275,380	217,473
Shares issued in reinvestment of distributions	651,373	180,777
Shares redeemed	(852,716)	(1,295,488)
Net increase/(decrease) from share transactions	74,037	(897,238)

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$38,150,741	$69,413,483
Net realized gain/(loss)	(36,112,860)	46,151,888
Long-term capital gains from other investment companies	–	31,770
Net change in unrealized appreciation/depreciation on investments	(268,089,526)	18,782,349
Net increase/(decrease) in net assets resulting from operations	(266,051,645)	134,379,490

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	100,104,267	(73,505,027)
Class R shares	5,837,920	(5,148,979)
Net decrease in net assets from distributions to shareholders	(105,942,187)	(78,654,006)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	505,691,407	535,909,799
Reinvestment of distributions	85,723,130	63,682,135
Cost of shares redeemed	(867,165,290)	(443,840,174)
Net increase/(decrease) in net assets from capital share transactions	(275,750,753)	155,751,760
Class R Shares
Proceeds from shares sold	25,390,199	44,563,657
Reinvestment of distributions	5,713,065	5,057,864
Cost of shares redeemed	(80,251,524)	(42,065,796)
Net increase/(decrease) in net assets from capital share transactions	(49,148,260)	7,555,725
Net Increase/(Decrease) in Net Assets	(696,892,845)	219,032,969

NET ASSETS:
Beginning of year	$2,035,260,743	$1,816,227,774
End of year	$1,338,367,898	$2,035,260,743

See Notes to Financial Statements.

Annual Report | September 30, 2022	107

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	51,690,843	51,080,769
Shares issued in reinvestment of distributions	8,978,624	6,089,656
Shares redeemed	(91,833,449)	(42,478,497)
Net increase/(decrease) from share transactions	(31,163,982)	14,691,928

Class R Shares
Shares sold	2,541,303	4,233,570
Shares issued in reinvestment of distributions	593,582	482,815
Shares redeemed	(8,249,470)	(4,010,903)
Net increase/(decrease) from share transactions	(5,114,585)	705,482

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,644,525	$1,580,918
Net realized gain	395,940	743,942
Net change in unrealized appreciation/depreciation	(6,851,064)	1,437,705
Net increase/(decrease) in net assets resulting from operations	(4,810,599)	3,762,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class I Shares	(1,537,361)	(1,425,508)
Class R Shares	(147,933)	(157,316)
Net decrease in net assets from distributions to shareholders	(1,685,294)	(1,582,824)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	12,950,571	898,392
Reinvestment of distributions	1,536,119	1,422,378
Cost of shares redeemed	(5,753,258)	(3,254,457)
Net increase/(decrease) in net assets from capital share transactions	8,733,432	(933,687)

Class R Shares
Proceeds from shares sold	121,704	425,555
Reinvestment of distributions	146,970	155,684
Cost of shares redeemed	(372,417)	(1,256,467)
Net decrease in net assets from capital share transactions	(103,743)	(675,228)

Net Increase in Net Assets	2,133,796	570,826

NET ASSETS:
Beginning of year	$45,934,150	$45,363,324
End of year	48,067,946	45,934,150

See Notes to Financial Statements.

Annual Report | September 30, 2022	109

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	1,494,225	94,482
Shares issued in reinvestment of distributions	172,056	150,730
Shares redeemed	(656,681)	(344,168)
Net increase/(decrease) from share transactions	1,009,600	(98,956)

Class R Shares
Shares sold	12,983	44,895
Shares issued in reinvestment of distributions	16,421	16,518
Shares redeemed	(41,497)	(133,029)
Net decrease from share transactions	(12,093)	(71,616)

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
$9.30	$7.43	$8.05	$10.88		$12.37

0.17	0.28	0.16	0.24		0.27
(1.40)	2.11	(0.41)	(0.25	)(b)	0.42
(1.23)	2.39	(0.25)	(0.01)		0.69

(0.28)	(0.39)	(0.19)	(0.18)		(0.40)
(1.61)	(0.13)	(0.18)	(2.64)		(1.78)
(0.06)	–	–	–		–
(1.95)	(0.52)	(0.37)	(2.82)		(2.18)
–	–	–	0.00	(c)	0.00	(c)
(3.18)	1.87	(0.62)	(2.83)		(1.49)
$6.12	$9.30	$7.43	$8.05		$10.88
(16.70%)	32.96%	(3.00%)	3.51%		5.92%

$27,196	$54,868	$49,994	$66,662		$65,592

N/A	N/A	N/A	1.22%		N/A

N/A	N/A	N/A	1.22%		N/A

N/A	N/A	N/A	2.88%		N/A

N/A	N/A	N/A	2.88%		N/A

1.39%	1.33%	1.29%	1.22%		1.17%

1.39%	1.33%	1.29%	1.22%		1.17%

2.17%	3.19%	2.10%	2.88%		2.37%

2.17%	3.19%	2.10%	2.88%		2.37%
106%	182%	110%	36%		58	%(f)

Annual Report | September 30, 2022	113

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
$9.31	$7.44	$8.06	$10.89		$12.37

0.14	0.25	0.15	0.22		0.23
(1.39)	2.12	(0.42)	(0.26	)(b)	0.44
(1.25)	2.37	(0.27)	(0.04)		0.67

(0.26)	(0.37)	(0.18)	(0.17)		(0.37)
(1.61)	(0.13)	(0.17)	(2.62)		(1.78)
(0.06)	–	–	–		–
(1.93)	(0.50)	(0.35)	(2.79)		(2.15)
–	–	–	0.00	(c)	0.00	(c)
(3.18)	1.87	(0.62)	(2.83)		(1.48)
$6.13	$9.31	$7.44	$8.06		$10.89
(16.88%)	32.58%	(3.24%)	3.23%		5.70%

$17,380	$25,705	$27,213	$40,344		$67,199

N/A	N/A	N/A	1.48%		N/A
N/A	N/A	N/A	1.48%		N/A

N/A	N/A	N/A	2.62%		N/A

N/A	N/A	N/A	2.62%		N/A

1.64%	1.58%	1.54%	1.48%		1.41%
1.64%	1.58%	1.54%	1.48%		1.41%

1.86%	2.88%	1.93%	2.62%		2.02%

1.86%	2.88%	1.93%	2.62%		2.02%
106%	182%	110%	36%		58	%(f)

Annual Report | September 30, 2022	117

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$10.52	$10.20	$10.33	$10.08	$10.61

0.21	0.38	0.45	0.52	0.47
(1.64)	0.38	(0.10)	0.28	(0.44)
(1.43)	0.76	0.35	0.80	0.03

(0.58)	(0.44)	(0.46)	(0.55)	(0.51)
–	–	–	–	(0.04)
–	–	(0.02)	–	(0.01)
(0.58)	(0.44)	(0.48)	(0.55)	(0.56)
–	–	–	0.00 (b)	0.00 (b)
(2.01)	0.32	(0.13)	0.25	(0.53)
$8.51	$10.52	$10.20	$10.33	$10.08

(14.04%)	7.52%	3.51%	8.21%	0.33%

$1,267,978	$1,894,398	$1,686,872	$1,858,103	$1,715,495

N/A	N/A	N/A	0.86%	N/A
N/A	N/A	N/A	0.86%	N/A

N/A	N/A	N/A	5.13%	N/A

N/A	N/A	N/A	5.13%	N/A

0.88%	0.87%	0.87%	0.86%	0.86%
0.87%	0.86%	0.87%	0.86%	0.86%

2.10%	3.66%	4.42%	5.13%	4.60%

2.10%	3.66%	4.42%	5.13%	4.60%
104%	100%	81%	60%	37%

Annual Report | September 30, 2022	121

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$10.54	$10.22	$10.35	$10.09	$10.62

0.17	0.36	0.43	0.50	0.45
(1.63)	0.37	(0.10)	0.28	(0.45)
(1.46)	0.73	0.33	0.78	–

(0.55)	(0.41)	(0.44)	(0.52)	(0.48)
–	–	–	–	(0.04)
–	–	(0.02)	–	(0.01)
(0.55)	(0.41)	(0.46)	(0.52)	(0.53)
–	–	–	0.00 (b)	0.00 (b)
(2.01)	0.32	(0.13)	0.26	(0.53)
$8.53	$10.54	$10.22	$10.35	$10.09

(14.23%)	7.23%	3.24%	8.03%	0.07%

$70,390	$140,863	$129,355	$167,141	$165,472

N/A	N/A	N/A	1.11%	N/A
N/A	N/A	N/A	1.11%	N/A

N/A	N/A	N/A	4.90%	N/A

N/A	N/A	N/A	4.90%	N/A

1.13%	1.12%	1.12%	1.11%	1.11%
1.12%	1.11%	1.12%	1.11%	1.11%

1.67%	3.41%	4.18%	4.90%	4.34%

1.67%	3.42%	4.18%	4.90%	4.34%
104%	100%	81%	60%	37%

Annual Report | September 30, 2022	125

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

126	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

128	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$9.53	$9.09	$9.55	$9.58	$9.73

0.33	0.33	0.34	0.38	0.39
(1.27)	0.44	(0.35)	0.07	(0.18)
(0.94)	0.77	(0.01)	0.45	0.21

(0.33)	(0.33)	(0.37)	(0.48)	(0.24)
–	–	(0.08)	–	(0.12)
(0.33)	(0.33)	(0.45)	(0.48)	(0.36)
–	–	–	0.00 (b)	0.00 (b)
(1.27)	0.44	(0.46)	(0.03)	(0.15)
$8.26	$9.53	$9.09	$9.55	$9.58

(10.03%)	8.55%	(0.02%)	4.85%	2.22%

$44,223	$41,386	$40,375	$45,306	$49,856

1.62%	1.75%	N/A	1.58%	1.54%
1.35%	1.35%	N/A	1.36%	1.36%

3.38%	3.07%	N/A	3.83%	3.84%

3.65%	3.47%	N/A	4.05%	4.02%

1.62%	1.75%	1.69%	1.57%	1.53%
1.35%	1.35%	1.35%	1.35%	1.35%

3.38%	3.07%	3.43%	3.84%	3.83%

3.65%	3.47%	3.78%	4.06%	4.01%
57%	72%	80%	52%	76%

Annual Report | September 30, 2022	129

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

130	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

132	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$9.52	$9.08	$9.54	$9.58	$9.72

0.31	0.30	0.32	0.36	0.36
(1.27)	0.45	(0.36)	0.05	(0.16)
(0.96)	0.75	(0.04)	0.41	0.20

(0.31)	(0.31)	(0.35)	(0.45)	(0.23)
–	–	(0.07)	–	(0.11)
(0.31)	(0.31)	(0.42)	(0.45)	(0.34)
–	–	–	0.00 (b)	0.00 (b)
(1.27)	0.44	(0.46)	(0.04)	(0.14)
$8.25	$9.52	$9.08	$9.54	$9.58

(10.27%)	8.31%	(0.27%)	4.48%	2.07%

$3,845	$4,548	$4,989	$5,937	$6,758

1.88%	2.00%	N/A	1.83%	1.79%
1.60%	1.60%	N/A	1.61%	1.61%

3.10%	2.83%	N/A	3.58%	3.60%

3.37%	3.22%	N/A	3.80%	3.78%

1.88%	2.00%	1.95%	1.82%	1.78%
1.60%	1.60%	1.60%	1.60%	1.60%

3.10%	2.83%	3.19%	3.59%	3.59%

3.37%	3.22%	3.53%	3.81%	3.77%
57%	72%	80%	52%	76%

Annual Report | September 30, 2022	133

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

134	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC ("RiverNorth" or the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth. The High Income Fund’s sub-adviser is Oaktree Fund Advisors, LLC (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). Effective August 10, 2021, as part of an internal corporate reorganization, Oaktree Capital Management, L.P., the Fund’s previous sub-adviser, transferred its sub-advisory agreement with the High Income Fund to Oaktree Capital. The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the "Exchange") on the fiscal year end of the Funds.

Annual Report | September 30, 2022	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Security Valuation: The Funds’ assets and other financial instruments are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities ("IO Strips") are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value ("NAV"). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations. During the year ended September 30, 2022, no foreign capital gains tax was accrued or paid by the Fund.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Principal Investment Risks: All mutual funds carry a certain amount of risk. For more information on the related risks of investing in the Funds, please refer to the prospectus of each Fund.

Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

Annual Report | September 30, 2022	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Funds value their investments at fair value. Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights, warrants, closed-end funds, exchange-traded funds, preferred stocks, business development companies and special purpose acquisition companies, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, convertible corporate bonds, U.S. government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. government/agency mortgage backed securities, business development companies-preferred shares and notes, bank loans, collateralized loan obligations, collaterlized mortgage obligations, equity-linked notes, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Annual Report | September 30, 2022	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2022 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$34,981,872	$5,242	$–	$34,987,114
Business Development Companies	955,157	–	–	955,157
Exchange Traded Funds	2,169,176	–	–	2,169,176
Preferred Stocks	381,926	–	–	381,926
Business Development Company Notes	1,645,547	1,709,212	–	3,354,759
U.S. Corporate Bonds	–	358,666	–	358,666
Special Purpose Acquisition Companies	873,875	–	–	873,875
Rights	1,820	–	–	1,820
Warrants	9,089	–	–	9,089
Short-Term Investments	1,324,337	–	–	1,324,337
Total	$42,342,799	$2,073,120	$–	$44,415,919

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$216,451,398	$–	$–	$216,451,398
Business Development Companies	10,173,392	–	–	10,173,392
Business Development Companies - Preferred Shares	6,776,148	11,043,164	–	17,819,312
Open-End Funds	29,458,779	–	–	29,458,779
Preferred Stocks	790,501	8,906	–	799,407
Foreign Corporate Bonds	–	60,477,466	–	60,477,466
U.S. Corporate Bonds	–	109,071,547	–	109,071,547
Convertible Corporate Bonds	–	16,721	–	16,721
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	9,797,623	–	9,797,623
Bank Loans	–	27,744,600	–	27,744,600
Collateralized Loan Obligations	–	61,132,547	–	61,132,547
Collateralized Mortgage Obligations	–	84,312	–	84,312
Equity - Linked Notes	–	–	–	–
Non-Agency Collateralized Mortgage Obligations	–	277,685,592	–	277,685,592
Special Purpose Acquisition Companies	18,054,166	392,933	–	18,447,099
U.S. Government Bonds and Notes	–	123,927,758	–	123,927,758
Rights	2	–	–	2
Municipal Bonds	–	205,892	–	205,892
U.S. Government / Agency Mortgage Backed Securities	–	275,144,950	–	275,144,950
Warrants	–	–	0	0
Short-Term Investments	94,501,468	–	–	94,501,468
Total	$376,205,854	$956,734,011	$–	$1,332,939,865

Annual Report | September 30, 2022	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Business Development Companies	$572,771	$–	$–	$572,771
Closed-End Funds	4,396,544	–	–	4,396,544
Common Stocks	–	33	76,639	76,672
Preferred Stocks	–	–	135,003	135,003
Bank Loans	–	12,394,781	–	12,394,781
Exchange Traded Funds	4,038,650	–	–	4,038,650
High Yield Debt	–	23,001,874	–	23,001,874
Rights	–	–	0	0
Warrants	–	3,614	–	3,614
Short-Term Investments	2,694,551	–	–	2,694,551
Total	$11,702,516	$35,400,302	$211,642	$47,314,460

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$84,625	$–	$84,625
Liabilities
Forward Foreign Currency Contracts	$–	$(3,345)	$–	$(3,345)
Total	$–	$81,280	$–	$81,280

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022
High Income Fund
Common Stocks	$75,753	$–	$–	$–	$886	$–	$–	$–	$–	$76,639	$886
Preferred Stocks	117,022	–	–	–	(19)	18,000	–	–	–	135,003	(19)
Rights	28	–	–	–	(28)	–	–	–	–	–	(28)
	$192,803	$–	$–	$–	$839	$18,000	$–	$–	$–	$211,642	$839

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2022:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Common Stocks	$76,639	Market Comparable Companies	EBITDA Multiple	5.75x-6.75x (6.25x)
			Revenue Multiple	0.25x-0.30x (0.275x)
Preferred Stocks	135,003	Market Comparable Companies	EBITDA Multiple	11.0x-11.5x (11.25x)
			Revenue Multiple	0.25x-0.30x (0.275x)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Revenue Multiple EBITDA Multiple	Increase	Decrease

On August 10, 2022 the Board approved the Adviser as each Fund's valuation designee, effective September 8, 2022, to make all fair valuation determinations with respect to each Fund's portfolio investments, subject to the Board's oversight and adopted all other updates pursuant to Rule 2a-5 under the 1940 Act.

Annual Report | September 30, 2022	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2022, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2022:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$84,625

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(3,345)

Annual Report | September 30, 2022	145

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2022:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/ depreciation on Forward Foreign Currency Contracts	$1,432,006	$(101,229)

The forward currency contracts average notional amount during the year ended September 30, 2022, is noted below.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$5,313,805

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2022.

Offsetting of Derivatives Asset

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$84,625	$–	$84,625	$(3,345)	$–	$81,280
Total	$84,625	$–	$84,625	$(3,345)	$–	$81,280

Annual Report | September 30, 2022	147

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Offsetting of Derivatives Liability
				Gross Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$3,345		$3,345	$(3,345)	$–	$–
Total	$3,345	$–	$3,345	$(3,345)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund’s and High Income Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At September 30, 2022, the Strategic Income Fund and High Income Fund had $139,921 and $121,986 in unsettled loan commitments, respectively.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

6. ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2023 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. The recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the expense cap in effect at the time of the waiver, and (ii) the expense cap in effect at the time of recapture.

Annual Report | September 30, 2022	149

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

For the year ended September 30, 2022, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2023	2024	2025
High Income Fund
Class I	$145,507	$163,274	$111,424
Class R	$19,074	$19,154	$11,927
Total	$164,581	$182,428	$123,351

Effective January 28, 2022 and through at least January 31, 2023, the Adviser has contractually agreed to defer management fees and/or reimburse certain expenses in an amount equal to the sum of any acquired fund fees and expenses, if any, incurred by the Strategic Income Fund's investment in acquired funds managed by the Adviser or an investment adviser controlling, controlled by or under common control with RiverNorth. The agreement may be terminated by the Board on 60 days' written notice to the Adviser. The Adviser may recoup any waived or reimbursed amounts from the Strategic Income Fund provided that the recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the applicable expense limitation in effect at the time of the waiver, and (ii) the applicable expense limitation in effect at the time of recapture. Prior to January 28, 2022, the Adviser had voluntarily agreed to waive these fees for the Strategic Income Fund.

For the year ended September 30, 2022, the Adviser waived $182,951 in affiliated management fees attributable to the Strategic Income Fund related to the Fund's investment in an affiliated fund, the High Income Fund. The Investment Adviser Fee disclosed on the Strategic Income Fund's Statement of Operations is reflective of this waiver of affiliated management fees.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser, out of its own fee, is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS receives an annual fee based on the Funds' average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc., an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Trustees who are “interested persons” of the Trust receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $1,000 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS.

The Trust's officers receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Chief Compliance Officer ("CCO") provides compliance services to the Trust and is also an employee and CCO of the Adviser. The CCO receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Funds, inclusive of a portion of the CCO's compensation. The expenses of the CCO are reflected as Compliance expenses in the Statements of Operations.

7. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available, and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC rescinded previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has implemented and the new rule does not have a material impact on the Funds' financial statements.

8. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

Annual Report | September 30, 2022	151

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2022, was as follows

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$12,245,663	$10,045	$3,522,811	$494,111	$16,272,630
Strategic Income Fund	105,942,187	–	–	–	105,942,187
High Income Fund	1,685,294	–	–	–	1,685,294

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2021, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$3,460,956	$45,613	$1,274,405	$–	$4,780,974
Strategic Income Fund	78,654,006	–	–	–	78,654,006
High Income Fund	1,582,824	–	–	–	1,582,824

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2022, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$–	$–
Strategic Income Fund	(139,530)	139,530
High Income Fund	–	–

At September 30, 2022, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$(1,964,619)	$(8,282,646)	$–	$(10,247,265)
Strategic Income Fund	4,208,880	(52,642,724)	(400,523,542)	–	(448,957,386)
High Income Fund	998,816	(5,790,015)	(6,254,506)	(81,280)	(11,126,985)

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

Capital Losses: As of September 30, 2022, the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forward were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Strategic Income Fund	$30,356,568	$22,286,156
High Income Fund	1,556,621	4,233,394

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2022, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$1,717,222	$(9,999,852)	$(16)	$(8,282,646)	$52,698,550
Strategic Income Fund*	3,888,231	(404,411,773)	–	(400,523,542)	1,733,463,407
High Income Fund*	48,814	(6,381,915)	78,595	(6,254,506)	53,647,561

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to passive foreign investment companies, wash sales, forward contract mark to market, tax treatment of premium amortization and tax treatment of certain other investments.

The Fund elects to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 - September 30, 2022 in the amount of:

Fund	Amount
RiverNorth Core Opportunity Fund	$1,153,487

The RiverNorth Core Opportunity Fund elects to defer to the period ending September 30, 2023, late year ordinary losses in the amount of $811,132.

Annual Report | September 30, 2022	153

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

9. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2022, excluding U.S. government obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$61,662,576	$70,619,271
Strategic Income Fund	809,109,304	894,912,212
High Income Fund	31,245,144	23,728,582

Investment Transactions in long term U.S. Government Obligations for the year ended September 30, 2022 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	876,584,898	937,780,901

10. INVESTMENTS IN AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2022 were as follows:

Strategic Income Fund

Security Name	Market Value as of September 30, 2021	Purchases	Sales	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Market Value as of September 30, 2022	Share Balance as of September 30, 2022	Dividends
Controlled Investments:
RiverNorth/Oaktree High Income Fund	$32,734,160	$1,168,266	$–	$–	$(4,443,647)	$29,458,779	3,566,438	$1,168,266
	$32,734,160	$1,168,266	$–	$–	$(4,443,647)	$29,458,779	3,566,438	$1,168,266

11. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed, unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016, April 4, 2017, April 3, 2018, April 2, 2019, March 31, 2020, March 30, 2021 and on March 29, 2022. The Revolving Credit Agreement expires on March 28, 2023. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the Overnight Bank Funding Rate in effect on the day the loan is made plus 1.25%, which was 4.32% at September 30, 2022. For the year ended September 30, 2022, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

For the year ended September 30, 2022, Core Opportunity Fund, Strategic Income Fund and High Income Fund had no borrowings under the Revolving Credit Agreement.

12. BENEFICIAL OWNERSHIP

On September 30, 2022, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2022, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund – Class I	Pershing	44.63%
Core Opportunity Fund – Class R	Charles Schwab & Company, Inc.	35.61%
Core Opportunity Fund – Class R	National Financial Services, LLC	28.09%
Strategic Income Fund – Class I	Charles Schwab & Company, Inc.	40.05%
Strategic Income Fund – Class R	Charles Schwab & Company, Inc.	31.74%
Strategic Income Fund – Class R	TD Ameritrade, Inc.	34.05%
High Income Fund – Class I	RiverNorth/DoubleLine Strategic Income Fund	66.62%
High Income Fund – Class R	Charles Schwab & Company, Inc.	63.53%

13. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer published as of December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Annual Report | September 30, 2022	155

RiverNorth Funds	Notes to Financial Statements

September 30, 2022

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Funds' performance or NAV.

15. CORONAVIRUS (COVID-19) PANDEMIC

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 have become more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2022

16. SUBSEQUENT EVENTS

The Trust has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Annual Report | September 30, 2022	157

Report of Independent Registered
RiverNorth Funds	Public Accounting Firm

September 30, 2022

To the Shareholders and Board of Trustees of RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 7, 2022

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RiverNorth Funds	Additional Information

September 30, 2022 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Part F of N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-PORT must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Funds at 1-888-848-7569 or on the Funds' website, www.rivernorth.com.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2022:

	Foreign Taxes Paid	Foreign Source Income	Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	$22,504	$74,685	0.42%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	1.74%	4.94%
RiverNorth DoubleLine Strategic Income Fund	0.00%	0.00%
RiverNorth Oaktree High Income Fund	0.00%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund designated $3,522,811 as long-term capital gain dividends.

Annual Report | September 30, 2022	159

RiverNorth Funds	Liquidity Risk Management Program

September 30, 2022 (Unaudited)

The Funds have implemented a liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRM Program’s principal objectives include assessing, managing, and periodically reviewing each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund.

In accordance with the requirements of Rule 22e-4, the program administrator conducted an annual review of the LRM Program and, in August 2022, provided the Board of Trustees (the “Board”) with a report addressing the operation of the LRM Program and assessing its adequacy and effectiveness. Among other things, the program administrator reported to the Board as to the following:

●	each Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of their respective shareholders;

●	there were no material changes to the LRM Program during the period;

●	each Fund’s strategy continued to be effective for an open-end mutual fund;

●	the implementation of the LRM Program was effective to manage each Fund’s liquidity risk and remains reasonably designed to manage each Fund’s liquidity risk;

●	the LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the highly liquid investment minimum requirements; and

●	the LRM Program operated adequately during the period and was effective in assessing, monitoring and managing the liquidity risk of each Fund’s portfolio.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Funds’ prospectuses for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Trustee	Indefinite/ January 2013 to present	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	11	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

Annual Report | September 30, 2022	161

RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Trustee	Indefinite/ September 2021 to present	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

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RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John S. Oakes (1943)	Trustee	Indefinite/ December 2010 to present	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) 2013 to 2017).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund)(2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

Annual Report | September 30, 2022	163

RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present); ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Trustee is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.

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RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEES AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	11	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund)(2022 to present).

Annual Report | September 30, 2022	165

RiverNorth Funds	Trustees and Officers

September 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	President, RiverNorth Capital Management, LLC (since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to present; Indefinite/ January 2017 to present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2.	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Specialty Finance Corporation.

3.	Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer and Chief Investment Officer of the Funds' investment adviser.

The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

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Intentionally Left Blank

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
John S. Oakes
David M. Swanson
John K. Carter
J. Wayne Hutchens

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
Oaktree Fund Advisors, LLC

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Custodian
State Street Bank & Trust, Co.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

(b)	NOT APPLICABLE.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions (“Officers”) on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll-free number for the appropriate Fund listed in that Fund’s prospectus.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees
Fiscal Year	Audit Fees
FY 2022	$87,200
FY 2021	$82,901

(b) Audit-Related Fees
Fiscal Year	Registrant
FY 2022	$0
FY 2021	$0

(c) Tax Fees
Fiscal Year	Registrant
FY 2022	$15,900
FY 2021	$15,000
Nature of the Tax Fees: prepare tax returns

(d) All Other Fees
Fiscal Year	Registrant
FY 2022	$0
FY 2021	$0

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2022	$15,000	$0
FY 2021	$15,000	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1(a) of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13.	Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 9, 2022

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 9, 2022